                                                                 EXHIBIT 10.4




                   ADVANCED RETIREMENT PLANS OF AMERICA, INC.


                      DEFINED CONTRIBUTION PROTOTYPE PLAN
                                      AND
                                TRUST AGREEMENT

                               TABLE OF CONTENTS


ALPHABETICAL LISTING OF DEFINITIONS . . . . . . . . . . . . . . . . . . . . . vi

ARTICLE I, DEFINITIONS
       1.01   Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . 1.01
       1.02   Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . 1.01
       1.03   Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.01
       1.04   Adoption Agreement  . . . . . . . . . . . . . . . . . . . . . 1.01
       1.05   Plan Administrator  . . . . . . . . . . . . . . . . . . . . . 1.02
       1.06   Advisory Committee  . . . . . . . . . . . . . . . . . . . . . 1.02
       1.07   Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . 1.02
       1.08   Self-Employed Individual/Owner-Employee.  . . . . . . . . . . 1.02
       1.09   Highly Compensated Employee   . . . . . . . . . . . . . . . . 1.02
       1.10   Participant   . . . . . . . . . . . . . . . . . . . . . . . . 1.03
       1.11   Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . 1.04
       1.12   Compensation  . . . . . . . . . . . . . . . . . . . . . . . . 1.04
       1.13   Earned Income   . . . . . . . . . . . . . . . . . . . . . . . 1.06
       1.14   Account   . . . . . . . . . . . . . . . . . . . . . . . . . . 1.06
       1.15   Accrued Benefit   . . . . . . . . . . . . . . . . . . . . . . 1.06
       1.16   Nonforfeitable  . . . . . . . . . . . . . . . . . . . . . . . 1.06
       1.17   Plan Year/Limitation Year   . . . . . . . . . . . . . . . . . 1.06
       1.18   Effective Date  . . . . . . . . . . . . . . . . . . . . . . . 1.06
       1.19   Plan Entry Date   . . . . . . . . . . . . . . . . . . . . . . 1.06
       1.20   Accounting Date   . . . . . . . . . . . . . . . . . . . . . . 1.06
       1.21   Trust   . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.06
       1.22   Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . 1.07
       1.23   Nontransferable Annuity   . . . . . . . . . . . . . . . . . . 1.07
       1.24   ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.07
       1.25   Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.07
       1.26   Service   . . . . . . . . . . . . . . . . . . . . . . . . . . 1.07
       1.27   Hour of Service   . . . . . . . . . . . . . . . . . . . . . . 1.07
       1.28   Disability  . . . . . . . . . . . . . . . . . . . . . . . . . 1.08
       1.29   Service for Predecessor Employer  . . . . . . . . . . . . . . 1.09
       1.30   Related Employers   . . . . . . . . . . . . . . . . . . . . . 1.09
       1.31   Leased Employees  . . . . . . . . . . . . . . . . . . . . . . 1.09
       1.32   Special Rules for Owner-Employers   . . . . . . . . . . . . . 1.10
       1.33   Determination of Top Heavy Status   . . . . . . . . . . . . . 1.11
       1.34   Paired Plans  . . . . . . . . . . . . . . . . . . . . . . . . 1.13

ARTICLE II, EMPLOYEE PARTICIPANTS
       2.01   Eligibility   . . . . . . . . . . . . . . . . . . . . . . . . 2.01
       2.02   Year of Service - Participation   . . . . . . . . . . . . . . 2.01

       2.03   Break in Service - Participation  . . . . . . . . . . . . . . 2.01
       2.04   Participation upon Re-employment  . . . . . . . . . . . . . . 2.02
       2.05   Change in Employee Status   . . . . . . . . . . . . . . . . . 2.02
       2.06   Election  Not to Participate  . . . . . . . . . . . . . . . . 2.02

ARTICLE III, EMPLOYER CONTRIBUTIONS AND FORFEITURES
       3.01   Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.01
       3.02   Determination of Contribution   . . . . . . . . . . . . . . . 3.01
       3.03   Time of Payment of Contribution   . . . . . . . . . . . . . . 3.01
       3.04   Contribution Allocation   . . . . . . . . . . . . . . . . . . 3.01
       3.05   Forfeiture Allocation   . . . . . . . . . . . . . . . . . . . 3.04
       3.06   Accrual of Benefit  . . . . . . . . . . . . . . . . . . . . . 3.04
       3.07-3.16  Limitations on Allocations  . . . . . . . . . . . . . . . 3.06
       3.17   Special Allocation Limitation   . . . . . . . . . . . . . . . 3.09
       3.18   Defined Benefit Plan Limitation   . . . . . . . . . . . . . . 3.09
       3.19   Definitions - Article III   . . . . . . . . . . . . . . . . . 3.09

ARTICLE IV, PARTICIPANT CONTRIBUTIONS
       4.01   Participant Nondeductible Contributions   . . . . . . . . . . 4.01
       4.02   Participant Deductible Contributions  . . . . . . . . . . . . 4.01
       4.03   Participant Rollover Contributions  . . . . . . . . . . . . . 4.01
       4.04   Participant Contribution - Forfeitability   . . . . . . . . . 4.02
       4.05   Participant Contribution - Withdrawal/Distribution  . . . . . 4.02
       4.06   Participant Contribution - Accrued Benefits   . . . . . . . . 4.02

ARTICLE V, TERMINATION OF SERVICE - PARTICIPANT VESTING
       5.01   Normal Retirement Age   . . . . . . . . . . . . . . . . . . . 5.01
       5.02   Participant Disability or Death   . . . . . . . . . . . . . . 5.01
       5.03   Vesting Schedule  . . . . . . . . . . . . . . . . . . . . . . 5.01
       5.04   Cash-out Distributions to Partially-Vested
              Participants/Restoration of
              Forfeited Accrued Benefit   . . . . . . . . . . . . . . . . . 5.01
       5.05   Segregated Account for Repaid Amount  . . . . . . . . . . . . 5.03
       5.06   Year of Service - Vesting   . . . . . . . . . . . . . . . . . 5.03
       5.07   Break in Service - Vesting  . . . . . . . . . . . . . . . . . 5.04
       5.08   Included Years of Service-Vesting   . . . . . . . . . . . . . 5.04
       5.09   Forfeiture Occurs   . . . . . . . . . . . . . . . . . . . . . 5.04

ARTICLE VI, TIME AND METHOD OF PAYMENT OF BENEFITS
       6.01   Time of Payment of Accrued Benefit  . . . . . . . . . . . . . 6.01
       6.02   Method of Payment of Accrued Benefit  . . . . . . . . . . . . 6.03
       6.03   Benefit Payment Elections   . . . . . . . . . . . . . . . . . 6.05
       6.04   Annuity Distributions to Participants and Surviving
              Spouses   . . . . . . . . . . . . . . . . . . . . . . . . . . 6.07
       6.05   Waiver Election - Qualified Joint and Survivor Annuity  . . . 6.09

       6.06   Waiver Election - Preretirement Survivor Annuity  . . . . . . 6.10
       6.07   Distributions Under Domestic Relations Orders   . . . . . . . 6.10

ARTICLE VII, EMPLOYER ADMINISTRATIVE PROVISIONS
       7.01   Information to Committee  . . . . . . . . . . . . . . . . . . 7.01
       7.02   No Liability  . . . . . . . . . . . . . . . . . . . . . . . . 7.01
       7.03   Indemnity of Certain Fiduciaries  . . . . . . . . . . . . . . 7.01
       7.04   Employer Direction of Investment  . . . . . . . . . . . . . . 7.01
       7.05   Amendment to Vesting Schedule   . . . . . . . . . . . . . . . 7.01

ARTICLE VIII, PARTICIPANT ADMINISTRATIVE PROVISIONS
       8.01   Beneficiary Designation   . . . . . . . . . . . . . . . . . . 8.01
       8.02   No Beneficiary Designation/Death of Beneficiary   . . . . . . 8.01
       8.03   Personal Data to Committee  . . . . . . . . . . . . . . . . . 8.02
       8.04   Address for Notification  . . . . . . . . . . . . . . . . . . 8.02
       8.05   Assignment or Alienation  . . . . . . . . . . . . . . . . . . 8.02
       8.06   Notice of Change in Terms   . . . . . . . . . . . . . . . . . 8.02
       8.07   Litigation Against the Trust  . . . . . . . . . . . . . . . . 8.02
       8.08   Information Available   . . . . . . . . . . . . . . . . . . . 8.03
       8.09   Appeal Procedure for Denial of Benefits   . . . . . . . . . . 8.03
       8.10   Participant Direction of Investment   . . . . . . . . . . . . 8.04

ARTICLE IX, ADVISORY COMMITTEE - DUTIES WITH RESPECT TO
PARTICIPANTS' ACCOUNTS
       9.01   Members' Compensation Expenses  . . . . . . . . . . . . . . . 9.01
       9.02   Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.01
       9.03   Powers  . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.01
       9.04   General   . . . . . . . . . . . . . . . . . . . . . . . . . . 9.01
       9.05   Funding Policy  . . . . . . . . . . . . . . . . . . . . . . . 9.02
       9.06   Manner of Action  . . . . . . . . . . . . . . . . . . . . . . 9.02
       9.07   Authorized Representative   . . . . . . . . . . . . . . . . . 9.02
       9.08   Interested Member   . . . . . . . . . . . . . . . . . . . . . 9.03
       9.09   Individual Accounts   . . . . . . . . . . . . . . . . . . . . 9.03
       9.10   Value of Participant's Accrued Benefit  . . . . . . . . . . . 9.03
       9.11   Allocation and Distribution of Net Income Gain or Loss
       9.12   Individual Statement  . . . . . . . . . . . . . . . . . . . . 9.04
       9.13   Account Charged   . . . . . . . . . . . . . . . . . . . . . . 9.04
       9.14   Unclaimed Account Procedure   . . . . . . . . . . . . . . . . 9.04

ARTICLE X, CUSTODIAN/TRUSTEE, POWERS AND DUTIES
       10.01  Acceptance  . . . . . . . . . . . . . . . . . . . . . . . .  10.01
       10.02  Receipt of Contributions  . . . . . . . . . . . . . . . . .  10.01
       10.03  Investment Powers   . . . . . . . . . . . . . . . . . . . .  10.01

       10.04  Records and Statements  . . . . . . . . . . . . . . . . . .  10.07
       10.05  Fees and Expenses from Fund   . . . . . . . . . . . . . . .  10.07
       10.06  Parties to Litigation   . . . . . . . . . . . . . . . . . .  10.07
       10.07  Professional Agents   . . . . . . . . . . . . . . . . . . .  10.07
       10.08  Distribution of Cash or Property  . . . . . . . . . . . . .  10.08
       10.09  Distribution Directions   . . . . . . . . . . . . . . . . .  10.08
       10.10  Third Party/Multiple Trustees   . . . . . . . . . . . . . .  10.08
       10.11  Resignation   . . . . . . . . . . . . . . . . . . . . . . .  10.08
       10.12  Removal   . . . . . . . . . . . . . . . . . . . . . . . . .  10.08
       10.13  Interim Duties and Successor Trustee  . . . . . . . . . . .  10.08
       10.14  Valuation of Trust  . . . . . . . . . . . . . . . . . . . .  10.09
       10.15  Limitation on Liability - If Investment Manager,
              Ancillary Trustee or Independent Fiduciary Appointed  . . .  10.09
       10.16  Investment in Group Trust Fund  . . . . . . . . . . . . . .  10.09
       10.17  Appointment of Ancillary Trustee or Independent Fiduciary    10.10

ARTICLE XI, PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY
       11.01  Insurance Benefit   . . . . . . . . . . . . . . . . . . . .  11.01
       11.02  Limitation on Life Insurance Protection   . . . . . . . . .  11.02
       11.03  Definitions   . . . . . . . . . . . . . . . . . . . . . . .  11.02
       11.04  Dividend Plan   . . . . . . . . . . . . . . . . . . . . . .  11.03
       11.05  Insurance Company Not a Party to Agreement  . . . . . . . .  11.03
       11.06  Insurance Company Not Responsible for Trustee's Actions   .  11.03
       11.07  Insurance Company Reliance on Trustee's Signature   . . . .  11.03
       11.08  Acquittance   . . . . . . . . . . . . . . . . . . . . . . .  11.03
       11.09  Duties of Insurance Company   . . . . . . . . . . . . . . .  11.03

ARTICLE XII, MISCELLANEOUS
       12.01  Evidence  . . . . . . . . . . . . . . . . . . . . . . . . .  12.01
       12.02  No Responsibility for Employer Action   . . . . . . . . . .  12.01
       12.03  Fiduciaries Not Insurers  . . . . . . . . . . . . . . . . .  12.01
       12.04  Waiver of Notice  . . . . . . . . . . . . . . . . . . . . .  12.01
       12.05  Successors  . . . . . . . . . . . . . . . . . . . . . . . .  12.01
       12.06  Word Usage  . . . . . . . . . . . . . . . . . . . . . . . .  12.01
       12.07  State Law   . . . . . . . . . . . . . . . . . . . . . . . .  12.01
       12.08  Employer's Right to Participate   . . . . . . . . . . . . .  12.02
       12.09  Employment Not Guaranteed   . . . . . . . . . . . . . . . .  12.02

ARTICLE XIII, EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION
       13.01  Exclusive Benefit   . . . . . . . . . . . . . . . . . . . .  13.01
       13.02  Amendment By Employer   . . . . . . . . . . . . . . . . . .  13.01
       13.03  Amendment By Regional Prototype Plan Sponsor  . . . . . . .  13.02
       13.04  Discontinuance  . . . . . . . . . . . . . . . . . . . . . .  13.02

       13.05  Full Vesting on Termination   . . . . . . . . . . . . . . .  13.02
       13.06  Merger/Direct Transfer  . . . . . . . . . . . . . . . . . .  13.02
       13.07  Termination   . . . . . . . . . . . . . . . . . . . . . . .  13.03

ARTICLE XIV, CODE Section 401(K) AND CODE Section 401(M) ARRANGEMENTS
       14.01  Application   . . . . . . . . . . . . . . . . . . . . . . .  14.01
       14.02  Code Section 401(k) Arrangement   . . . . . . . . . . . . .  14.01
       14.03  Definitions   . . . . . . . . . . . . . . . . . . . . . . .  14.02
       14.04  Matching Contributions/Employee Contributions   . . . . . .  14.04
       14.05  Time of Payment of Contributions  . . . . . . . . . . . . .  14.04
       14.06  Special Allocation Provisions - Deferral Contributions,
              Matching Contributions and Qualified Nonelective
              Contribution    . . . . . . . . . . . . . . . . . . . . . .  14.05
       14.07  Annual Elective Deferral Limitation   . . . . . . . . . . .  14.06
       14.08  Actual Deferral Percentage ("ADP") Test   . . . . . . . . .  14.07
       14.09  Nondiscrimination Rules for Employer Matching Contributions/
              Participant Nondeductible Contributions   . . . . . . . . .  14.10
       14.10  Multiple Use Limitation   . . . . . . . . . . . . . . . . .  14.12
       14.11  Distribution Restrictions   . . . . . . . . . . . . . . . .  14.13
       14.12  Special Allocation Rules  . . . . . . . . . . . . . . . . .  14.15

ARTICLE A, APPENDIX TO PLAN AND TRUST AGREEMENT . . . . . . . . . . . . . .  A-1

APPENDIX B TO GENERAL INSTRUCTIONS CHECKLIST OF
EMPLOYER ADMINISTRATIVE ELECTIONS . . . . . . . . . . . . . . . . . . . . .  B-1

                      ALPHABETICAL LISTING OF DEFINITIONS

       Plan Definition                                 Section Reference
                                                          (Page Number)
100% Limitation . . . . . . . . . . . . . . . . . . . . . 3.19(l) (3.09)
Account . . . . . . . . . . . . . . . . . . . . . . . . .    1.14 (1.05)
Accounting Date . . . . . . . . . . . . . . . . . . . . .    1.20 (1.05)
Accrued Benefit . . . . . . . . . . . . . . . . . . . . .    1.15 (1.05)
Actual Deferral Percentage ("ADP") Test . . . . . . . . .  14.08 (14.06)
Adoption Agreement  . . . . . . . . . . . . . . . . . . .    1.04 (1.01)
Advisory Committee  . . . . . . . . . . . . . . . . . . .    1.06 (1.02)
Annual Addition . . . . . . . . . . . . . . . . . . . . .   19(a) (3.07)
Average Contribution Percentage Test  . . . . . . . . . .  14.09 (14.07)
Beneficiary . . . . . . . . . . . . . . . . . . . . . . .    1.11 (1.03)
Break in Service for Eligibility Purposes . . . . . . . .    2.03 (2.01)
Break in Service for Vesting Purposes . . . . . . . . . .    5.07 (5.03)
Cash-out Distribution . . . . . . . . . . . . . . . . . .    5.04 (5.01)
Code  . . . . . . . . . . . . . . . . . . . . . . . . . .    1.25 (1.06)
Code Section 411(d)(6) Protected Benefits . . . . . . . .  13.02 (13.01)
Compensation  . . . . . . . . . . . . . . . . . . . . . .    1.12 (1.03)
Compensation for Code Section 401(k) Purposes . . . . . 14.03(f) (14.02)
Compensation for Code Section 415 Purposes  . . . . . . . 3.19(b) (3.07)
Compensation for Top Heavy Purposes . . . . . . . . . .1.33(B)(3) (1.10)
Contract(s) . . . . . . . . . . . . . . . . . . . . . . 11.03(c) (11.02)
Custodian Designation . . . . . . . . . . . . . . . . . 10.03[B] (10.02)
Deemed Cash-out Rule  . . . . . . . . . . . . . . . . . . 5.04(C) (5.02)
Deferral Contributions  . . . . . . . . . . . . . . . . 14.03(g) (14.02)
Deferral Contributions Account  . . . . . . . . . . . . .  14.06 (14.04)
Defined Benefit Plan  . . . . . . . . . . . . . . . . . . 3.19(i) (3.08)
Defined Benefit Plan Fraction . . . . . . . . . . . . . . 3.19(j) (3.08)
Defined Contribution Plan . . . . . . . . . . . . . . . . 3.19(h) (3.08)
Defined Contribution Plan Fraction  . . . . . . . . . . . 3.19(k) (3.09)
Determination Date  . . . . . . . . . . . . . . . . . .1.33(B)(7) (1.10)
Disability  . . . . . . . . . . . . . . . . . . . . . . .    1.28 (1.07)
Distribution Date . . . . . . . . . . . . . . . . . . . .    6.01 (6.01)
Distribution Restrictions . . . . . . . . . . . . . . . 14.03(m) (14.03)
Earned Income . . . . . . . . . . . . . . . . . . . . . .    1.13 (1.05)
Effective Date  . . . . . . . . . . . . . . . . . . . . .    1.18 (1.05)
Elective Deferrals  . . . . . . . . . . . . . . . . . . 14.03(h) (14.02)
Elective Transfer . . . . . . . . . . . . . . . . . . . 13.06(A) (13.02)
Eligible Employee . . . . . . . . . . . . . . . . . . . 14.03(c) (14.02)

Employee  . . . . . . . . . . . . . . . . . . . . . . . .    1.07 (1.02)
Employee Contributions  . . . . . . . . . . . . . . . . 14.03(n) (14.03)
Employer  . . . . . . . . . . . . . . . . . . . . . . . .    1.01 (1.01)
Employer Contribution Account . . . . . . . . . . . . . .  14.06 (14.04)
Employer for Code Section 415 Purposes  . . . . . . . . . 3.19(c) (3.08)
Employer for Top Heavy Purposes . . . . . . . . . . . .1.33(B)(6) (1.10)
Employment Commencement Date  . . . . . . . . . . . . . .    2.02 (2.01)
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . .    1.24 (1.06)
Excess Aggregate Contributions  . . . . . . . . . . . . .  14.09 (14.07)
Excess Amount . . . . . . . . . . . . . . . . . . . . . . 3.19(d) (3.08)
Excess Contributions  . . . . . . . . . . . . . . . . . .  14.08 (14.06)
Exempt Participant  . . . . . . . . . . . . . . . . . . .    8.01 (8.01)
Forfeiture Break in Service . . . . . . . . . . . . . . .    5.08 (5.03)
Group Trust Fund  . . . . . . . . . . . . . . . . . . . .  10.16 (10.07)
Hardship  . . . . . . . . . . . . . . . . . . . . . . .6.01(A)(4) (6.02)
Hardship for Code Section 401(k) Purposes . . . . . . . .  14.11 (14.10)
Highly Compensated Employee . . . . . . . . . . . . . . .    1.09 (1.02)
Highly Compensated Group  . . . . . . . . . . . . . . . 14.03(d) (14.02)
Hour of Service . . . . . . . . . . . . . . . . . . . . .    1.27 (1.06)
Incidental Insurance Benefits . . . . . . . . . . . . . .  11.01 (11-01)
Insurable Participant . . . . . . . . . . . . . . . . . 11.03(d) (11.02)
Investment Manager  . . . . . . . . . . . . . . . . . . . 9.04(i) (9.01)
Issuing Insurance Company . . . . . . . . . . . . . . . 11.03(b) (11.02)
Joint and Survivor Annuity  . . . . . . . . . . . . . . . 6.04(A) (6.06)
Key Employee  . . . . . . . . . . . . . . . . . . . . .1.33(B)(1) (1.10)
Leased Employees  . . . . . . . . . . . . . . . . . . . .   1.31 (1 .08)
Limitation Year . . . . . . . . . . . 1.17.and.3.19(e).(1.05) and (3.08)
Loan Policy . . . . . . . . . . . . . . . . . . . . . . . 9.04(A) (9.02)
Mandatory Contributions . . . . . . . . . . . . . . . . .  14.04 (14.03)
Mandatory Contributions Account . . . . . . . . . . . . .  14.04 (14.03)
Master or Prototype Plan  . . . . . . . . . . . . . . . . 3.19(f) (3.08)
Matching Contributions  . . . . . . . . . . . . . . . . 14.03(i) (14.02)
Maximum Permissible Amount  . . . . . . . . . . . . . . . 3.19(g) (3.08)
Minimum Distribution Incidental Benefit (MDIB)  . . . . . 6.02(A) (6.03)
Multiple Use Limitation . . . . . . . . . . . . . . . . .  14.10 (14.09)
Named Fiduciary . . . . . . . . . . . . . . . . . . . . 10.03[D] (10.04)
Nonelective Contributions . . . . . . . . . . . . . . . 14.03(j) (14.03)
Nonforfeitable  . . . . . . . . . . . . . . . . . . . . .    1.16 (1.05)
Nonhighly Compensated Employee  . . . . . . . . . . . . 14.03(b) (14.02)
Nonhighly Compensated Group . . . . . . . . . . . . . . 14.03(e) (14.02)
Non-Key Employee  . . . . . . . . . . . . . . . . . . .1.33(B)(2) (1.10)
Nontransferable Annuity . . . . . . . . . . . . . . . . .    1.23 (1.05)
Normal Retirement Age . . . . . . . . . . . . . . . . . .    5.01 (5.01)

Owner-Employee  . . . . . . . . . . . . . . . . . . . . .    1.08 (1.02)
Paired Plans  . . . . . . . . . . . . . . . . . . . . . .    1.34 (1.10)
Participant . . . . . . . . . . . . . . . . . . . . . . .    1.10 (1.03)
Participant Deductible Contributions  . . . . . . . . . .    4.02 (4.01)
Participant Forfeiture  . . . . . . . . . . . . . . . . .    3.05 (3.03)
Participant Loans . . . . . . . . . . . . . . . . . . . 10.03[E] (10-05)
Participant Nondeductible Contributions . . . . . . . . .    4.01 (4.01)
Permissive Aggregation Group  . . . . . . . . . . . . .1.33(B)(5) (1.10)
Plan  . . . . . . . . . . . . . . . . . . . . . . . . . .    1.03 (1.01)
Plan Administrator  . . . . . . . . . . . . . . . . . . .    1.05 (1.02)
Plan Entry Date . . . . . . . . . . . . . . . . . . . . .    1.19 (1.05)
Plan Year . . . . . . . . . . . . . . . . . . . . . . . .    1.17 (1.05)
Policy  . . . . . . . . . . . . . . . . . . . . . . . . 11.03(a) (11.02)
Predecessor Employer  . . . . . . . . . . . . . . . . . .    1.29 (1.07)
Preretirement Survivor Annuity  . . . . . . . . . . . . . 6.04(B) (6.06)
Qualified Domestic Relations Order  . . . . . . . . . . .    6.07 (6.09)
Qualified Matching Contributions  . . . . . . . . . . . 14.03(k) (14.03)
Qualified Nonelective Contributions . . . . . . . . . . 14.03(l) (14.03)
Qualifying Employer Real Property . . . . . . . . . . . 10.03[F] (10.05)
Qualifying Employer Securities  . . . . . . . . . . . . 10.03[F] (10.05)
Related Employers . . . . . . . . . . . . . . . . . . . .    1.30 (1.07)
Required Aggregation Group  . . . . . . . . . . . . . .1.33(B)(4) (1.10)
Required Beginning Date . . . . . . . . . . . . . . . . . 6.01(B) (6.02)
Rollover Contributions  . . . . . . . . . . . . . . . . .    4.03 (4.01)
Self-Employed Individual  . . . . . . . . . . . . . . . .    1.08 (1.02)
Service . . . . . . . . . . . . . . . . . . . . . . . . .    1.26 (1.06)
Term Life Insurance Contract  . . . . . . . . . . . . . .  11.03 (11.02)
Top Heavy Minimum Allocation  . . . . . . . . . . . . . . 3.04(B) (3.01)
Top Heavy Ratio . . . . . . . . . . . . . . . . . . . . .    1.33 (1.09)
Trust . . . . . . . . . . . . . . . . . . . . . . . . . .    1.21 (1.05)
Trustee . . . . . . . . . . . . . . . . . . . . . . . . .    1.02 (1.01)
Trustee Designation . . . . . . . . . . . . . . . . . . 10.03[A] (10.01)
Trust Fund  . . . . . . . . . . . . . . . . . . . . . . .    1.22 (1.05)
Weighted Average Allocation Method  . . . . . . . . . . .  14.12 (14.11)
Year of Service for Eligibility Purposes  . . . . . . . .    2.02 (2.01)
Year of Service for Vesting Purposes  . . . . . . . . . .    5.06 (5.03)

                   ADVANCED RETIREMENT PLANS OF AMERICA, INC.

            DEFINED CONTRIBUTION PROTOTYPE PLAN AND TRUST AGREEMENT
                            BASIC PLAN DOCUMENT # 1

         Advanced Retirement Plans of America, Inc., in its capacity as Regional Prototype Plan Sponsor, establishes this Prototype Plan intended to conform to and qualify under Section 401 and Section 501 of the Internal Revenue Code of 1986, as amended. An Employer establishes a Plan and Trust under this Prototype Plan by executing an, Adoption Agreement. If the Employer adopts this Plan as a restated Plan in substitution for, and in amendment of, an existing rating plan, the provisions of this Plan, as a restated Plan, apply solely to an Employee whose employment with the Employer terminates on or after the restated Effective Date of the Employer's Plan. If an Employee's employment with the Employer terminates prior to the restated Effective Date, that Employee is entitled to benefits under the Plan as the Plan existed on the date of the Employee's termination of employment.


                                   ARTICLE I
                                  DEFINITIONS

         1.01 "Employer" means each employer who adopts this Plan by executing an Adoption Agreement.

         1.02 "Trustee" means the person or persons who as Trustee execute the Employer's Adoption Agreement, or any successor in office who in writing accepts the position of Trustee. The Employer must designate in its Adoption Agreement whether the Trustee will administer the Trust as a discretionary Trustee or as a nondiscretionary Trustee. If a person acts as a discretionary Trustee, the Employer also may appoint a Custodian. See Article X.

         1.03 "Plan" means the retirement plan established or continued by the Employer in the form of this Agreement., including the Adoption Agreement under which the Employer has elected to participate in this Prototype Plan. The Employer must designate the name of the Plan in its Adoption Agreement. An Employer may execute more than one Adoption Agreement offered under this Prototype Plan, each of which will constitute a separate Plan and Trust established or continued by that Employer. The Plan and the Trust created by each adopting Employer is a separate Plan and a separate Trust, independent from the plan and the trust of any other employer adopting this Prototype Plan. All section references within the Plan are Plan section references unless the context clearly indicates otherwise.

         1.04 "Adoption Agreement"" means the document executed by each Employer adopting this Prototype Plan. The terms of this Prototype Plan as modified by the terms of an adopting Employer's Adoption Agreement constitute a separate Plan and Trust to be construed as a single Agreement. Each elective provision of the Adoption Agreement corresponds by section reference to the section of the Plan which grants the election. Each Adoption Agreement offered under this



                                    1.01

Prototype Plan is either a Nonstandardized Plan or a Standardized Plan, as identified in the preamble to that Adoption Agreement. The provisions of this Prototype Plan apply equally to Nonstandardized Plans and to Standardized Plans unless otherwise specified.

         1.05 "Plan Administrator" is the Employer unless the Employer designates another person to hold the position of Plan Administrator. In addition to his other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Agreement.

         1.06 "Advisory Committee" means the Employer's Advisory Committee as from time to time constituted.

         1.07 "Employee" means any employee (including a Self-Employed Individual) of the Employer. The Employer must specify in its Adoption Agreement any Employee, or class of Employees, not eligible to participate in the Plan. If the Employer elects to exclude collective bargaining employees, the exclusion applies to any employee of the Employer included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers unless the collective bargaining agreement requires the employee to be included within the Plan. The term "employee representatives" does not include any organization more than half the members of which are owners, officers, or executives of the Employer.

         1.08 "Self-Employed Individual/Owner-Employee." "Self-Employed Individual" mean an individual who has Earned Income (or who would have had Earned Income but for the fact that the trade or business did not have net earnings) for the taxable year from the trade or business for which the Plan is established. "Owner-Employee" means a Self-Employed Individual who is the sole proprietor in the case of a sole proprietorship. If the Employer is a partnership, "Owner-Employee" means a Self-Employed Individual who is a partner and owns more than 10% of either the capital or profits interest of the partnership.

         1.09 "Highly Compensated Employee" means an Employee who, during the Plan Year or during the preceding 12-month period:

                  (a) is a more than 5% owner of the Employer (applying the constructive ownership rules of Code Section 318, and applying the principles of Code Section 318, for an unincorporated entity);

                  (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

                  (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of employees (based on Compensation for the relevant year); or




                                    1.02

                  (d) has Compensation in excess of 50% of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

         If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but does not satisfy clause (b), (c) or (d) during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (d) will not exceed the greater of 3 or 10% of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than 50 officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Advisory Committee will treat the highest paid officer as satisfying clause (d) for that year.

         For purposes of this Section 1.09, "Compensation" means Compensation as defined in Section 1.12, except any exclusions from Compensation elected in the Employer's Adoption Agreement Section 1.12 do not apply, and Compensation must include "elective contributions" (as defined in Section 1.12). The Advisory Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includible in clause (d) and the relevant Compensation, consistent with Code Section 414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Advisory Committee will treat a Highly Compensated Employee and all family members (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) as a single Highly Compensated Employee, but only if the Highly Compensated Employee is a more than 5% owner or is one of the 10 Highly Compensated Employees with the greatest Compensation for the Plan Year. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

         The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section 1.09 or received Compensation in excess of $50,000 during: (1) the year of his Separation from Service (or the prior year); or (2) any year ending after his 54th birthday.

         1.10 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01.



                                    1.03

         1.11 "Beneficiary" is a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

         1.12 "Compensation" means, except as provided in the Employer's Adoption Agreement, the Participant's Earned Income, wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses). The Employer must elect in its Adoption Agreement whether to include elective contributions in the definition of Compensation. "Elective contributions" are amounts excludible from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement a Simplified Employee Pension, cafeteria plan or tax-sheltered annuity. The term "Compensation" does not include:

                  (a) Employer contributions (other than "elective contributions," if includible in the definition of Compensation under
         Section 1.12 of the Employer's Adoption Agreement) to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

                  (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                  (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a stock option described in Part II, Subchapter D, Chapter 1 of the Code.

                  (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludible from the gross income of the Employee), other than "elective contributions," if elected in the Employer's Adoption Agreement.



                                    1.04

         Any reference in this Plan to Compensation is a reference to the definition in this Section 1.12, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period. A Compensation payment includes Compensation by the Employer through another person under the common paymaster provisions in Code Sections 3121 and 33 06.

(A)      LIMITATIONS ON COMPENSATION.

         (1) COMPENSATION DOLLAR LIMITATION. For any Plan Year beginning after December 31, 1988, the Advisory Committee must take into account only the first $200,000 (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. For any Plan Year beginning prior to January 1, 1989, this $200,000 limitation (but not the family aggregation requirement described in the next paragraph) applies only if the Plan is top heavy for such Plan Year or operates as a deemed top heavy plan for such Plan Year.

         (2) APPLICATION OF COMPENSATION LIMITATION TO CERTAIN FAMILY MEMBERS. The $200,000 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under
Section 1.09 who is either (i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of 19. If, for a Plan Year, the combined Compensation of the Employee and such family members who are Participants entitled to an allocation for that Plan Year exceeds the $200,000 (or adjusted) limitation, "Compensation" for each such Participant, for purposes of the contribution and allocation provisions of Article III, means his Adjusted Compensation. Adjusted Compensation is the amount which bears the same ratio to the $200,000 (or adjusted) limitation as the affected Participants' Compensation (without regard to the $200,000 Compensation limitation) bears to the combined Compensation of all the affected Participants in the family unit. If the Plan uses permitted disparity, the Advisory Committee must determine the integration level of each affected family member Participant prior to the proration of the $200,000 Compensation limitation, but the combined integration level of the affected Participants may not exceed $200,000 (or the adjusted limitation). The combined Excess Compensation of the affected Participants in the family unit may not exceed $200,000 (or the adjusted limitation) minus the affected Participants" combined integration level (as determined under the preceding sentence). If the combined Excess Compensation exceeds this limitation, the Advisory Committee will prorate the Excess Compensation limitation among the affected Participants in the family unit in proportion to each such individual's Adjusted Compensation minus his integration level. If the Employer's Plan is a Nonstandardized Plan, the Employer may elect to use a different method in determining the Adjusted Compensation of the affected Participants by specifying that method in an addendum to the Adoption Agreement, numbered Section 1.12.

(B) NONDISCRIMINATION. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.12, except: (1) the Employer may elect to include or to exclude elective contributions, irrespective of the Employer's election in its Adoption Agreement regarding elective contributions; and (2) the Employer will not give effect to any elections made in the "modifications to Compensation definition" section



                                    1.05
of Adoption Agreement Section 1.12. The Employer's election described in clause
(1) must be consistent and uniform with respect to all Employees and all Plans of the Employer for any particular Plan Year. If the Employer's Plan is a Nonstandardized Plan, the Employer, irrespective of clause (2), may elect to exclude from this nondiscrimination definition of Compensation any items of Compensation excludible under Code Section 414(s) and the applicable Treasury regulations, provided such adjusted definition conform to the nondiscrimination requirements of those regulations.

         1.13 "Earned Income" means net earnings from self-employment in the trade or business with respect to which the Employer has established the Plan, provided personal services of the individual are a material income producing factor. The Advisory Committee will determine net earnings without regard to items excluded from gross income and the deductions allocable to those items. The Advisory Committee will determine net earnings after the deduction allowed to the Self-Employed Individual for all contributions made by the Employer to a qualified plan and, for Plan Years beginning after December 31, 1989, the deduction allowed to the Self-Employed under Code Section 164(f) for self-employment taxes.

         1.14 "Account" means the separate account(s) which the Advisory Committee or the Trustee maintains for a Participant under the Employer's Plan.

         1.15 "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from both Employer contributions and Employee contributions, if any.

         1.16 Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

         1.17 "Plan Year" means the fiscal year of the Plan, the consecutive month period specified in the Employer's Adoption Agreement. The Employer's Adoption Agreement also must specify the "Limitation Year" applicable to the limitations on allocations described in Article III. If the Employer maintains Paired Plans, each Plan must have the same Plan Year.

         1.18 "Effective Date" of this Plan is the date specified in the Employer's Adoption Agreement.

         1.19 "Plan Entry Date" means the date(s) specified in Section 2.01 of the Employer's Adoption Agreement.

         1.20 "Accounting Date" is the last day of an Employer's Plan Year. Unless otherwise specified in the Plan, the Advisory Committee will make all Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year.

         1.21 "Trust" means the separate Trust created under the Employer's
Plan.




                                    1.06

         1.22 "Trust Fund" means all property of every kind held or acquired by the Employer's Plan, other than incidental benefit insurance contracts.

         1.23 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Plan distributes an annuity contract, the contract must be a Nontransferable Annuity.

         1.24 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.25 "Code" means the Internal Revenue Code of 1986, as amended.

         1.26 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. "Separation from Service" means the Employee no longer has an employment relationship with the Employer maintaining this Plan.

         1.27     "Hour of Service" means:

                  (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

                  (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

                  (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg.
         Section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).




                                    1.07

         The Advisory Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this
Section 1.27 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service. The Advisory Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

(A) METHOD OF CREDITING HOURS OF SERVICE. The Employer must elect in its Adoption Agreement the method the Advisory Committee will use in crediting an Employee with Hours of Service. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. If the Employer elects to apply an "equivalency" method, for each equivalency period for which the Advisory Committee would credit the Employee with at least one Hour of Service, the Advisory Committee will credit the Employee with: (i) 10 Hours of Service for a daily equivalency; (ii) 45 Hours of Service for a weekly equivalency; (iii) 95 Hours of Service for a semimonthly payroll period equivalency; and (iv) 190 Hours of Service for a monthly equivalency.

(B) MATERNITY/PATERNITY LEAVE. Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the Care of the Employee's child immediately following the child's birth or placement. The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Advisory Committee will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Advisory Committee credits these Hours of Service to the immediately following computation period.

         1.28 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Advisory Committee considers will be of long continued duration. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Advisory Committee determines the Participant satisfies the definition of disability. The Advisory Committee may require a Participant to submit to a physical examination in order to confirm disability. The Advisory Committee will apply the provisions of this
Section 1.28 in a nondiscriminatory, consistent and uniform manner. If the



                                    1.08

Employer's Plan is a Nonstandardized Plan, the Employer may provide an alternate definition of disability in an addendum to its Adoption Agreement, numbered Section 1.28.

         1.29 SERVICE FOR PREDECESSOR EMPLOYER. If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer. If the Employer does not maintain the plan of a predecessor employer, the Plan does not credit service with the predecessor employer, unless the Employer identifies the predecessor in its Adoption Agreement and specifies the purposes for which the Plan will credit service with that predecessor employer.

         1.30 RELATED EMPLOYERS. A related group is a controlled group of corporations (as defined in Code Section 414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)) or an affiliated service group (as defined in Code Section 414(m) or in Code Section 414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V applying the Participation Test and the Coverage Test under Section 3.06(E), applying the limitations on allocations in Part 2 of Article III applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. However, an Employer may contribute to the Plan only by being a signatory to the Execution Page of the Adoption Agreement or to a Participation Agreement to the Employer's Adoption Agreement. If one or more of the Employer's related group members become Participating Employers by executing a Participation Agreement to the Employer's Adoption Agreement, the term "Employer" includes the participating related group members for all purposes of the Plan, and "Plan Administrator" means the Employer that is the signatory to the Execution Page of the Adoption Agreement.

         If the Employer's Plan is a Standardized Plan, all Employees of the Employer or of any member of the Employer's related group, are eligible to participate in the Plan, irrespective of whether the related group member directly employing the Employee is a Participating Employer. If the Employer's Plan is a Nonstandardized plan, the Employer must specify in Section 1.07 of its Adoption Agreement, whether the Employees of related group members that are not Participating Employers are eligible to participate in the Plan. Under a Nonstandardized Plan, the Employer may elect to exclude from the definition of "Compensation" for allocation purposes any Compensation received from a related employer that has not executed a Participation Agreement and whose Employees are not eligible to participate in the Plan.

         1.31 LEASED EMPLOYEES. The Plan treats a Leased Employee as an Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has Performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code Section 144(a)(3)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. If a Leased Employee



                                    1.09
is treated as an Employee by reason of this Section 1.31 of the Plan, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.

(A) SAFE HARBOR PLAN EXCEPTION. The Plan does not treat a Leased Employee as an Employee if the leasing, organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code Section 415(c)(3) plus elective contributions (as defined in Section 1.12).

(B) OTHER REQUIREMENTS. The Advisory Committee must apply this Section 1.31 in a manner consistent with Code Sections 414(n) and 414(o) and the regulations issued under those Code sections. The Employer must specify in the Adoption Agreement the manner in which the Plan will determine the allocation of Employer Contributions and Participant forfeitures on behalf of a Participant if the Participant is a Leased Employee Covered by a plan maintained by the leasing organization.

         1.32 SPECIAL RULES FOR OWNER-EMPLOYEES. The following special provisions and restrictions apply to Owner-Employees:

              (a) If the Plan provides contributions or benefits for an Owner-Employee or for a group of Owner-Employees who controls the trade or business with respect to which this Plan is established and the Owner-Employee or Owner-Employees also control as Owner-Employees one or more other trades or businesses, plans must exist or be established with respect to all the controlled trades or businesses so that when the plans are combined they form a single plan which satisfies the requirements of Code Section 401 (a) and Code Section 401(d) with respect to the employees of the controlled trades or businesses.

              (b) The Plan excludes an Owner-Employee or group of Owner-Employees if the Owner-Employee or a group of Owner-Employees controls any other trade or business, unless the employees of the other controlled trade or business participate in a plan which satisfies the requirements of Code Section 401(a) and Code Section 401(d). The other qualified plan must provide contributions and benefits which are not less favorable than the contributions and benefits provided for the Owner-Employee or group of Owner-Employees under this Plan, or if an Owner-Employee is covered under another qualified plan as an Owner-Employee, then the plan established with respect to the trade or business he does control must provide contributions or benefits as favorable as those provided under the most favorable plan of the trade or business he does not control. If the exclusion of this paragraph (b) applies and the Employer's Plan is a Standardized Plan, the Employer may not participate or continue to



                                    1.10
         participate in this Prototype Plan and the Employer's Plan becomes an individually-designed plan for purposes of Qualification reliance.

              (c) For purposes of paragraphs (a) and (b) of this Section 1.32, an Owner-Employee or group of Owner-Employees controls a trade or business if the Owner-Employee or Owner-Employees together (1) own the entire interest in an unincorporated trade or business, or (2) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

         1.33 DETERMINATION OF TOP HEAVY STATUS. If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Advisory Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution not made as of the Determination Date but includible under Code Section 416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Advisory Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the regulations under that Code section.

         If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.33, taking into account all plans within the Aggregation Group. To the extent the Advisory Committee must take into account distributions to a Participant, the Advisory Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Advisory Committee will calculate the present value of accrued benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code Section 416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his accrued benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code Section 411(b)(1)(C). If the Employer maintains a defined benefit plan, the Employer must specify in Adoption Agreement Section 3.18 the actuarial assumptions (interest and mortality only) the Advisory Committee will use to calculate the present value of benefits from a



                                    1.11
defined benefit plan. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

(A) STANDARDIZED PLAN. If the Employer's Plan is a Standardized Plan, the Plan operates as a deemed top heavy plan in all Plan Years, except, if the Standardized Plan includes a Code Section 401(k) arrangement, the Employer may elect to apply the top heavy requirements only in Plan Years for which the Plan actually is top heavy. Under a deemed top heavy plan, the Advisory Committee need not determine whether the Plan actually is top heavy. However, if the Employer, in Adoption Agreement Section 3.18, elects to override the 100% limitation, the Advisory Committee will need to determine whether a deemed top heavy Plan's top heavy ratio for a Plan Year exceeds 90%.

(B)      DEFINITIONS. For purposes of applying the provisions of this Section
1.33:

         (1) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer;
         (ii) has Compensation in excess of the dollar amount prescribed in Code Section 415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or (iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code Section 318 (or the principles of that section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code Section 416(i)(1) and the regulations under that Code section.

         (2) "Non-Key Employee" is an employee who does not meet the definition of Key Employee.

         (3) "Compensation" means Compensation as determined under Section 1.09 for purposes of identifying Highly Compensated Employees.

         (4) "Required Aggregation Group" means: (i) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (ii) any other qualified plan of the Employer which enables a plan described in clause (i) to meet the requirements of Code Section 401(a)(4) or of Code Section 410.




                                    1.12

         (5) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code
         Section 401(a)(4) and of Code Section 410. The Advisory Committee will determine the Permissive Aggregation Group.

         (6) "Employer" means the Employer that adopts this Plan and any related employers described in Section 1.30.

         (7) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year. The "Determination Period" is the 5 year period ending on the Determination Date.

         1.34 "Paired Plans" means the Employer has adopted two Standardized Plan Adoption Agreements with this Prototype Plan, one Adoption Agreement being a Paired Profit Sharing Plan and one Adoption Agreement being a Pair Pension Plan. A Paired Profit Sharing Plan may include Code Section 401(k) arrangement. A Paired Pension Plan must be a money purchase pension plan or a target benefit pension plan. Paired Plans must be the subject of a favorable opinion letter issued by the National Office of the Internal Revenue Service. This Prototype Plan does not pair any of its Standardized Plan Adoption Agreements with Standardized Plan Adoption Agreements under a defined benefit prototype plan.

                        * * * * * * * * * * * * * * * *





                                    1.13

                                   ARTICLE II
                             EMPLOYEE PARTICIPANTS


         2.01 ELIGIBILITY. Each Employee becomes a Participant in the Plan in accordance with the Participation option selected by the Employer in its Adoption Agreement. If this Plan is a restated Plan, each Employee who was a Participant in the Plan on the day before the Effective Date continues as a Participant in the Plan, irrespective of whether he satisfies the participation conditions in the restated Plan, unless otherwise provided in the Employer's Adoption Agreement.

         2.02 YEAR OF SERVICE - PARTICIPATION. For purposes of an Employee's participation in the Plan under Adoption Agreement Section 2.01, the Plan takes into account all of his Years of Service with the Employer, except as provided in Section 2.03. "Year of Service" means an eligibility computation period during which the Employee completes not less than the number of Hours of Service specified in the Employer's Adoption Agreement. The initial eligibility computation period is the first 12 consecutive month period measured from the Employment Commencement Date. The Plan measures succeeding eligibility computation periods in accordance with the option selected by the Employer in its Adoption Agreement. If the Employer elects to measure subsequent periods on a Plan Year basis, an Employee who receives credit for the required number of Hours of Service during the initial eligibility computation period and during the first applicable Plan Year will receive credit for two Years of Service under Article II. "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer. If the Employer elects a service condition under Adoption Agreement Section 2.01 based on months, the Plan does not apply any Hour of Service requirement after the completion o the first Hour of Service.

         2.03 BREAK IN SERVICE - PARTICIPATION. An Employee incurs a "Break in Service" if during any 12 consecutive month period he does not complete more than 500 Hours of Service with the Employer. The "12 consecutive month period" under this Section 2.03 is the same 12 consecutive month period for which the Plan measures "Years of Service" under section 2.02.

(A) 2-YEAR ELIGIBILITY. If the Employer elects a 2 years of service condition for eligibility purposes under Adoption Agreement Section 2.01, the Plan treats an Employee who incurs a one year Break in Service and who has never become a Participant as a new Employee on the date he first performs an Hour of Service for the Employer after the Break in Service.

(B) SUSPENSION OF YEARS OF SERVICE. The Employer must elect in its Adoption Agreement whether a Participant will incur a suspension of Years of Service after incurring a one year Break in Service. If this rule applies under the Employer's Plan, the Plan disregards a Participant's Years of Service (as defined in Section 2.02) earned prior to a Break in Service until the Participant completes another Year of Service and the Plan suspends the Participant's participation in the Plan. If the Participant completes a Year of Service following, his Break in Service, the Plan restores that Participant's pre-Break Years of Service (and the Participant resumes active participation in the Plan) retroactively to the first day of the computation period in which the Participant earns the first



                                    2.01
post-Break Year of Service. The initial computation period under this Section 2.03(B) is the 12 consecutive month period measured from the date the Participant first receives credit for an Hour of Service following the one year Break in Service period. The Plan measures any subsequent periods, if necessary, in a manner consistent with the computation period selection in Adoption Agreement Section 2.02. This Section 2.03(B) does not affect a Participant's vesting credit under Article V, and during a suspension period, the Participant's Account continues to share fully in Trust Fund allocations under Section 9.11. Furthermore, this Section 2.03(B) will not result in the restoration of any Year of Service disregarded under the Break in Service rule of Section 2.03(A).

         2.04 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment with the Employer terminates will re-enter the Plan as a Participant on the date of his re-employment, subject to the Break in Service rule, if applicable, under Section 2.03(B). An Employee who satisfies the Plan's eligibility conditions but who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his re-employment, subject to the Break in Service rule, if applicable, under Section 2.03(B). Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with Adoption Agreement Section 2.01.

         2.05 CHANGE IN EMPLOYEE STATUS. If a Participant has not incurred a Separation from Service but ceases to be eligible to participate in the Plan, by reason of employment within an employment classification excluded by the Employer under Adoption Agreement Section 1.07, the Advisory Committee must treat the Participant as an Excluded Employee during the period such a Participant is subject to the Adoption Agreement exclusion. The Advisory Committee determines a Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if applicable, by disregarding his Compensation paid by the Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, continues to receive credit for vesting under Article V for each included Year of Service and the Participant's Account continues to share fully in Trust Fund allocations under Section 9.11.

         If an Excluded Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he has satisfied the eligibility conditions of Section 2.01 and would have been a Participant had he not been an Excluded Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included Years of Service with the Employer as an Excluded Employee for purposes of vesting credit under Article V.

         2.06 ELECTION NOT TO PARTICIPATE. If the Employer's Plan is a Standardized Plan, the Plan does not permit an otherwise eligible Employee nor any Participant to elect not to participate in the Plan. If the Employer's Plan is a Nonstandardized Plan, the Employer must specify in its Adoption Agreement whether an Employee eligible to participate, or any present Participant, may elect not to participate in the Plan. For an election to be effective for a particular Plan Year, the



                                    2.02

Employee or Participant must file the election in writing with the Plan Administrator not later than the time specified in the Employer's Adoption Agreement. The Employer may not make a contribution under the Plan for the Employee or for the Participant for the Plan Year for which the election is effective, nor for any succeeding Plan Year, unless the Employee or Participant re-elects to participate in the Plan. After an Employee's or Participant's election not to participate has been effective for at least the minimum period prescribed by the Employer's Adoption Agreement, the Employee or Participant may re-elect to participate in the Plan for any Plan Year and subsequent Plan Years. An Employee or Participant may re-elect to participate in the Plan by filing his election in writing with the Plan Administrator not later than the time specified in the Employer's Adoption Agreement. An Employee or Participant who re-elects to participate may again elect not to participate only as permitted in the Employer's Adoption Agreement. If an Employee is a Self-Employed Individual, the Employee's election (except as permitted by Treasury regulations without creating a Code Section 401 (k) arrangement with respect to that Self-Employed Individual) must be effective no later than the date the Employee first would become a Participant in the Plan and the election is irrevocable. The Plan Administrator must furnish an Employee or a Participant any form required for purposes of an election under this Section
2.06. An election timely filed is effective for the entire Plan Year.

         A Participant who elects not to participate may not receive a distribution of his Accrued Benefit contributable either to Employer or to Participant contributions except as provided under Article IV or under Article
VI. However, for each Plan Year for which a Participant's election not to participate is effective, the Participant's Account, if any, continues to share in Trust Fund allocations under Article IX. Furthermore, the Employee or the Participant receives vesting credit under Article V for each included Year of Service during the period the election not to participate is effective.


                        * * * * * * * * * * * * * * * *




                                    2.03

                                  ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

PART 1. AMOUNT OF EMPLOYER CONTRIBUTIONS AND PLAN ALLOCATIONS: SECTIONS 3.01 THROUGH 3.06

         3.01 AMOUNT. For each Plan Year, the Employer contributes to the Trust the amount determined by application of the contribution option selected by the Employer in its Adoption Agreement. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' Maximum Permissible Amounts.

         The Employer contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code Section 404. The Trustee will not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

         (a) The Employer made the contribution by mistake of fact; or

         (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

         The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

         3.02 DETERMINATION OF CONTRIBUTION. The Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

         3.03 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Plan within the time prescribed by the Code or applicable Treasury regulations. Subject to the consent of the Trustee, the Employer may make its contribution in property rather than in cash, provided the contribution of property is not a prohibited transaction under the Code or under ERISA.

         3.04 CONTRIBUTION ALLOCATION.

(A) METHOD OF ALLOCATION. The Employer must specify in its Adoption Agreement the manner of allocating each annual Employer contribution to this Trust.




                                    3.01

(B) TOP HEAVY MINIMUM ALLOCATION. The Plan must comply with the provisions of this Section 3.04(B), subject to the elections in the Employer's Adoption Agreement.

         (1) TOP HEAVY MINIMUM ALLOCATION UNDER STANDARDIZED PLAN. Subject to the Employer's election under Section 3.04(B)(3), the top heavy minimum allocation requirement applies to a Standardized Plan for each Plan Year, irrespective of whether the Plan is top heavy.


                  (a) Each Participant employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year. The Employer may elect in Section 3.04 of its Adoption Agreement to apply this paragraph (a) only to a Participant who is a Non-Key Employee.

                  (b) Subject to any overriding elections in Section 3.18 of the Employer's Adoption Agreement, the top heavy minimum allocation is the lesser of 3% of the Participant's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Participant for the Plan Year. However, if the Employee participates in Paired Plans, the top heavy minimum allocation is 3% of his Compensation. If, under Adoption Agreement Section 3.04, the Employer elects to apply paragraph (a) only to a Participant who is a Non-Key Employee, the Advisory Committee will determine the "highest contribution rate" described in the First sentence of this paragraph
         (b) by reference only to the contribution rates of Participants who are Key Employees for the Plan Year.

         (2) TOP HEAVY MINIMUM ALLOCATION UNDER NONSTANDARDIZED PLAN. The top heavy minimum allocation requirement applies to a Nonstandardized Plan only in Plan Years for which the Plan is top heavy. Except as provided in the Employer's Adoption Agreement, if the Plan is top heavy in any Plan Year:

                  (a) Each Non-Key Employee who is a Participant and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under Section 3.06 of the Employer's Adoption Agreement; and

                  (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.




                                    3.02

         (3) SPECIAL ELECTION FOR STANDARDIZED CODE Section 401(K) PLAN. If the Employer's Plan is a Standardized Code Section 401 (k) Plan, the Employer may elect in Adoption Agreement Section 3.04 to apply the top heavy minimum allocation requirements of Section 3.04(B)(1) only for Plan Years in which the Plan actually is a top heavy plan.

         (4) SPECIAL DEFINITIONS. For purposes of this Section 3.04(B), the term "Participant" includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because of his Compensation level or because of his failure to make elective deferrals under a Code Section 401(k) arrangement or because of his failure to make mandatory contributions. For purposes of subparagraph (1)(b) or (2)(b), "Compensation" means Compensation as defined in Section 1.12, except Compensation does not include elective contributions, irrespective of whether the Employer has elected to include these amounts in Section 1.12 of its Adoption Agreement, any exclusion selected in Section 1.12 of the Adoption Agreement (other than the exclusion of elective contributions) does not apply, and any modification to the definition of Compensation in Section 3.06 does not apply.

         (5) DETERMINING CONTRIBUTION RATES. For purposes of this Section 3.04(B), a Participant's contribution rate is the sum of all Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. However, for purposes of satisfying a Participant's top heavy minimum allocation in Plan Years beginning after December 31, 1988, the Participant's contribution rate does not include any elective contributions under a Code Section 401(k) arrangement nor any Employer matching contributions allocated on the basis of those elective contributions or on the basis of employee contributions, except a Nonstandardized Plan may include in the contribution rate any matching contributions not necessary to satisfy the nondiscrimination requirements of Code Section 401(k) or of Code
Section 401(m).

         If the Employee is a Participant in Paired Plans, the Advisory Committee will consider the Paired Plans as a single Plan to determine a Participant's contribution rate and to determine whether the Plans satisfy this top heavy minimum allocation requirement. To determine a Participant's contribution rate under a Nonstandardized Plan, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.30) as a single plan.

         (6) NO ALLOCATIONS. If, for a Plan Year, there are no allocations of Employer contributions or forfeitures for any Participant (for purposes of Section 3.04 (B)(1)(b)) or for any Key Employee (for purposes of Section 3.04(B)(2)(b)), the Plan does not require any top heavy minimum allocation for the Plan Year, unless a top heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.

         (7) ELECTION OF METHOD. The Employer must specify in its Adoption Agreement the manner in which the Plan will satisfy the top heavy minimum allocation requirement.




                                    3.03

                  (a) If the Employer elects to make any necessary additional contribution to this Plan, the Advisory Committee First will allocate the Employer contributions (and Participant forfeitures if any) for the Plan Year in accordance with the provisions of Adoption Agreement
         Section 3.04. The Employer then will contribute an additional amount for the Account of any Participant entitled under this Section 3.04(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under paragraph (5), is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

                  (b) If the Employer elects to guarantee the top heavy minimum allocation under another plan, this Plan does not provide the top heavy minimum allocation and the Advisory Committee will allocate the annual Employer contributions (and Participant forfeitures) under the Plan solely in accordance with the allocation method selected under Adoption Agreement Section 3.04.

         3.05 FORFEITURE ALLOCATION. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. The Advisory Committee will allocate Participant forfeitures in the manner specified by the Employer in its Adoption Agreement. The Advisory Committee win continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 5.09 or if applicable, until the time specified in
Section 9.14. Except as provided under Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit.

         3.06 ACCRUAL OF BENEFIT. The Advisory Committee will determine the accrual of benefit (Employer contributions and Participant forfeitures) on the basis of the Plan Year in accordance with the Employer's elections in its Adoption Agreement

(A) COMPENSATION TAKEN INTO ACCOUNT. The Employer must specify in its Adoption Agreement the Compensation the Advisory Committee is to take into account in allocating an Employer contribution to a Participant's Account for the Plan Year in which the Employee first becomes a Participant. For all other Plan Years, the Advisory Committee will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant. The Advisory Committee must take into account the Employee's entire Compensation for the Plan Year to determine whether the Plan satisfies the top heavy minimum allocation requirement of Section 3.04(B). The Employer, in an addendum to its Adoption Agreement numbered 3.06(A), may elect to measure Compensation for the Plan Year for allocation purposes on the basis of a specified period other than the Plan Year.

(B) HOURS OF SERVICE REQUIREMENT. Subject to the applicable minimum allocation requirement of Section 3.04, the Advisory Committee will not allocate any portion of an Employer contribution



                                    3.04
for a plan year to any Participant's Account if the Participant does not complete the applicable minimum Hours of Service requirement specified in the Employer's Adoption Agreement.

(C) EMPLOYMENT REQUIREMENT. If the Employer's Plan is a Standardized Plan, a Participant who, during a particular Plan Year, completes the accrual requirements of Adoption Agreement Section 3.06 will share in the allocation of Employer contributions for that Plan Year without regard to whether he is employed by the Employer on the Accounting Date of that Plan Year. If the Employer's Plan is a Nonstandardized Plan, the Employer must specify in its Adoption Agreement whether the Participant will accrue a benefit if he is not employed by the Employer on the Accounting Date of the Plan Year. If the Employer's Plan is a money purchase plan or a target benefit plan, whether Nonstandardized or Standardized, the Plan conditions benefit accrual on employment with the Employer on the last day of the Plan Year for the Plan Year in which the Employer terminates the Plan.

(D) OTHER REQUIREMENTS. If the Employer's Adoption Agreement includes options for other requirements affecting the Participant's accrual of benefits under the Plan, the Advisory Committee will apply this Section 3.06 in accordance with the Employer's Adoption Agreement selections.

(E) SUSPENSION OF ACCRUAL REQUIREMENTS UNDER NONSTANDARDIZED PLAN. If the Employer's Plan is a Nonstandardized Plan, the Employer may elect in its Adoption Agreement to suspend the accrual requirements elected under Adoption Agreement Section 3.06 if, for any Plan Year beginning after December 31, 1989, the Plan fails to satisfy the Participation Test or the Coverage Test. A Plan satisfies the Participation Test if, on each day of the Plan Year, the number of Employees who benefit under the Plan is at least equal to the lesser of 50 or 40% of the total number of Includible Employees as of such day. A Plan satisfies the Coverage Test if, on the last day of each quarter of the Plan Year, the number of Nonhighly Compensated Employees who benefit under the Plan is at least equal to 70% of the total number of Includible Nonhighly Compensated Employees as of such day. "Includible" Employees are all Employees other than: (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion under Adoption Agreement Section 1.07 or by reason of the participation requirements of Sections 2.01 and 2.03; and (2) any Employee who incurs a Separation from Service during the Plan Year and fails to complete at least 501 Hours of Service for the Plan Year. A "Nonhighly Compensated Employee" is an Employee who is not a Highly Compensated Employee and who is not a family member aggregated with a Highly Compensated Employee pursuant to Section 1.09 of the Plan.

         For purposes of the Participation Test and the Coverage Test, an Employee is benefiting under the Plan on a particular date if, under Adoption Agreement Section 3.04, he is entitled to an allocation for the Plan Year. Under the Participation Test, when determining whether an Employee is entitled to an allocation under Adoption Agreement Section 3.04, the Advisory Committee will disregard any allocation required solely by reason of the top heavy minimum allocation, unless the top heavy minimum allocation is the only allocation made under the Plan for the Plan Year.




                                    3.05

         If this Section 3.06(E) applies for a Plan Year, the Advisory Committee will suspend the accrual requirements for the Includible Employees who are Participants, beginning first with the Includible Employee(s) employed with the Employer on the last day of the Plan Year, then the Includible Employee(s) who have the latest Separation from Service during the Plan Year, and continuing to suspend in descending order the accrual requirements for each Includible Employee who incurred an earlier Separation from Service, from the latest to the earliest Separation from Service date, until the Plan satisfies both the Participation Test and the Coverage Test for the Plan Year. If two or more Includible Employees have a Separation from Service on the same day, the Advisory Committee will suspend the accrual requirements for all such Includible Employees, irrespective of whether the Plan can satisfy the Participation Test and the Coverage Test by accruing benefits for fewer than all such Includible Employees. If the Plan suspends the accrual requirements for an Includible Employee, that Employee will share in the allocation of Employer contributions and Participant forfeitures, if any, without regard to the number of Hours of Service he has earned for the Plan Year and without regard to whether he is employed by the Employer on the last day of the Plan Year. If the Employer's Plan includes Employer matching contributions subject to Code Section 401(m), this suspension of accrual requirements applies separately to the Code Section 401(m) portion of the Plan, and the Advisory Committee will treat an Employee as benefiting under that portion of the Plan if he is an Eligible Employee for purposes of the Code Section 401(m) nondiscrimination test. The Employer may modify the operation of this Section 3.06(E) by electing appropriate modifications in Section 3.06 of its Adoption Agreement.

PART 2.  LIMITATIONS ON ALLOCATIONS: SECTIONS 3.07 THROUGH 3.19

         [Note: Sections 3.07 through 3.10 apply only to Participants in this Plan who do not participate, and who have never participated, in another qualified plan or in a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer.]

         3.07 The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.10) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which which Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

         3.08 Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the



                                    3.06

Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years.

         3.09 As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

         3.10 If, pursuant to Section 3.09, or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

                  (a) The Advisory Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent the return would reduce the Excess Amount.

                  (b) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. If the Employer's Plan is a profit sharing plan, the Participant may elect to limit his Compensation for allocation purposes to the extent necessary to reduce his allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount.

                  (c) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary. Neither the Employer nor any Employee may contribute to the Plan for any Limitation Year in which the Plan is unable to allocate fully a suspense account maintained pursuant to this paragraph (c).

                  (d) The Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

         [Note: Sections 3.11 through 3.16 apply only to Participants who, in addition to this Plan, participate in one or more plans (including Paired Plans), all of which are qualified Master or Prototype defined contribution plans or welfare benefit funds (as defined in Code Section 419(e)) maintained by the Employer during the Limitation Year.]




                                    3.07

         3.11 The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount, reduced by the sum of any Annual Additions allocated to the Participant's Accounts for the same Limitation Year under this Plan and such other defined contribution plan. If the amount the Employer otherwise would contribute to the Participant's Account under this Plan would cause the Annual Additions for the contributions Limitation Year to exceed this limitation, the Employer will reduce the amount of its contribution so the Annual Additions under all such plans for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.10) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

         3.12 Prior to the determination of the Participant's actual Compensation for the Limitation Year, the Advisory Committee may determine the amounts referred to in 3.11 above on the basis of the Participant's estimated annual, Compensation for such Limitation Year. The Advisory Committee will make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contribution (including allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years.

         3.13 As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the amounts referred to in 3.11 on the basis of the Participant's actual Compensation for such Limitation Year.

         3.14 If pursuant to Section 3.13, or because of the allocation of forfeitures, a Participant's Annual Additions under this Plan and all such other plans result in an Excess Amount, such Excess Amount will consist of the Amounts last allocated. The Advisory Committee will determine the Amounts last allocated by treating the Annual Additions attributable to a welfare benefit fund as allocated first, irrespective of the actual allocation date under the welfare benefit fund.

         3.15 The Employer must specify in its Adoption Agreement the Excess Amount attributed to this Plan, if the Advisory Committee allocates an Excess Amount to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan.

         3.16 The Advisory Committee will dispose of any Excess Amounts attributed to this Plan as provided in Section 3.10.

         [Note: Section 3.17 applies only to Participants who, in addition to this Plan, participate in one or more qualified plans which are qualified defined contribution plans other than a Master or Prototype plan maintained by the Employer during the Limitation Year.]




                                    3.08

         3.17 SPECIAL ALLOCATION LIMITATION. The amount of Annual Additions which the Advisory Committee may allocate under this Plan on behalf of any Participant are limited in accordance with the provisions of Section 3.11 through 3.16, as though the other plan were a Master or Prototype plan, unless the Employer provides other limitations in an addendum to the Adoption Agreement, numbered Section 3.17.

         3.18 DEFINED BENEFIT PLAN LIMITATION. If the Employer maintains a defined benefit plan, or has ever maintained a defined benefit plan which the Employer has terminated, then the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Participant for any Limitation Year must not exceed 1.0. The Employer must provide in Adoption Agreement
Section 3.18 the manner in which the Plan will satisfy this limitation. The Employer also must provide in its Adoption Agreement Section 3.18 the manner in which the Plan will satisfy the top heavy requirements of Code Section 416 after taking into account the existence (or prior maintenance) of the defined benefit plan.

         3.19 DEFINITIONS - ARTICLE III. For purposes of Article III, the following terms mean:

              (a) "Annual Addition" - The sum of the following amounts allocated on behalf of a Participant for a Limitation Year, of (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code
         Section 401(k), excess aggregate contributions described in Code
         Section 401(m) and excess deferrals described in Code Section 402(g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.10. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code Section 415(1)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to postretirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer.

              (b) "Compensation" - For purposes of applying the limitations of
         Part 2 of this Article III, "Compensation" means Compensation as defined in Section 1.12, except Compensation does not include elective contributions, irrespective of whether the Employer has elected to include these amounts as Compensation under Section 1.12 of its Adoption Agreement, and any exclusion selected in Section 1.12 of the Adoption Agreement (other than the exclusion of elective contributions) does not apply.

              (c) "Employer" - The Employer that adopts this Plan and any related employers described in Section 1.30. Solely for purposes of applying the limitations of Part 2 of this



                                    3.09

         Article III, the Advisory Committee will determine related employers described in Section 1.30 by modifying Code Sections 414(b) and (c) in accordance with Code Section 415(h).

              (d) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

              (e) "Limitation Year" - The period selected by the Employer under Adoption Agreement Section 1.17. All qualified plans of the Employer must use the same Limitation Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

              (f) "Master or Prototype Plan" - A plan the form of which is the subject of a favorable notification letter or a favorable opinion letter from the Internal Revenue Service.

              (g) "Maximum Permissible Amount" - The lesser of (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation under Code Section 415(b)(1)(A)), or (ii) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $30,000 (or adjusted) limitation by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                       12

              (h) "Defined contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. Solely for purposes of the limitations of Part 2 of this Article III, the Advisory Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Advisory Committee also will treat as a defined contribution plan an individual medical account (as defined in Code Section 415(l)(2)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code Section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)).

              (i) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Advisory Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.




                                    3.10

[Note: The definitions in paragraphs (j), (k) and (1) apply only if the limitation described in Section 3.18 applies to the Employer's Plan.]

              (j) "Defined benefit plan fraction" -

 Projected annual benefit of the Participant under the defined benefit plan(s)
 -----------------------------------------------------------------------------
 The lesser of (i) 125% (subject to the "100% limitation" in paragraph (1)) of the dollar limitation in effect under Code Section 415(b)(1)(A) for the
           Limitation Year, or (ii) 140% of the Participant's average
                Compensation for his high three (3) consecutive
                               Years of Service

         To determine the denominator of this fraction, the Advisory Committee will make any adjustment required under Code Section 415(b) and will determine a Year of Service, unless otherwise provided in an addendum to Adoption Agreement
Section 3.18, as a Plan Year in which the Employee completed at least 1,000 Hours of Service. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he continues employment until his normal retirement age (or current age, if later) as stated in the defined benefit plan, his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his normal retirement age and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

         CURRENT ACCRUED BENEFIT. If the Participant accrued benefits in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the dollar limitation used in the denominator of this fraction will not be less than the Participant's Current Accrued Benefit. A Participant's Current Accrued Benefit is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1,
1987), determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. This Current Accrued Benefit rule applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 as in effect at the end of the 1986 Limitation Year.

              (k) "Defined contribution plan fraction" -




                                    3.11

  The sum, as of the close of the Limitation Year, of the Annual Additions to the Participant's Account under the defined contribution plan(s)
       ----------------------------------------------------------------
 The sum of the lesser of the following amounts determined for the Limitation
      Year and for each prior Year of Service with the Employer: (i) 125%
       (subject to the "100% limitation" in paragraph (1)) of the dollar limitation in effect under CodeSection 415(c)(1)(A) for the
           Limitation Year (determined without regard to the special
            dollar limitations for employee stock ownership plans),
               or (ii) 35% of the Participant's Compensation for
                              the Limitation Year

         For purposes of determining the defined contribution plan fraction, the Advisory Committee will not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all Employee contributions as Annual Additions. If the Plan satisfied Code Section 415 for Limitation Years beginning prior to January 1, 1987, the Advisory Committee will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the 1986 Limitation Year, in accordance with this Section 3.19. If the sum of the redetermined fractions exceeds 1.0, the Advisory Committee will subtract permanently from the numerator of the defined contribution plan fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment the Advisory Committee must disregard any accrued benefit under the defined benefit plan which is in excess of the Current Accrued Benefit. This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

                  (l) "100% limitation." If the 100% limitation applies, the Advisory Committee must determine the denominator of the defined benefit plan fraction and the denominator of the defined contribution plan fraction by substituting 100% for 125%. If the Employer's Plan is a Standardized Plan, the 100% limitation applies in all Limitation Years, subject to any override provisions under Section 3.18 of the Employer's Adoption Agreement. If the Employer overrides the 100% limitation under a Standardized Plan, the Employer must specify in its Adoption Agreement the manner in which the Plan satisfies the extra minimum benefit requirement of Code Section 416(h) and the 100% limitation must continue to apply if the Plan's top heavy ratio exceeds 90%. If the Employer's Plan is a Nonstandardized Plan, the 100% limitation applies only if: (i) the Plan's top heavy ratio exceeds 90%; or (ii) the Plan's top heavy ratio is greater than 60%, and the Employer does not elect in its Adoption Agreement Section
         3.18 to provide extra minimum benefits which satisfy Code Section 416(h)(2).

                        * * * * * * * * * * * * * * * *





                                    3.12

                                   ARTICLE IV
                           PARTICIPANT CONTRIBUTIONS

         4.01 PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. This Plan does not permit Participant nondeductible contributions unless the Employer maintains its Plan under a Code Section 401(k) Adoption Agreement. If the Employer does not maintain its plan under a Code Section 401(k) Adoption Agreement and, prior to the adoption of this Prototype Plan, the Plan accepted Participant nondeductible contributions for a Plan Year beginning after December 31, 1986, those contributions must satisfy the requirements of Code Section 401(m). This
Section 4.01 does not prohibit the Plan's acceptance of Participant nondeductible contributions prior to the first Plan Year commencing after the Plan Year in which the Employer adopts this Prototype Plan.

         4.02 PARTICIPANT DEDUCTIBLE CONTRIBUTIONS. A qualified Plan may not accept Participant deductible contributions after April 15, 1987. If the Employer's Plan includes Participant deductible contributions ("DECs") made prior to April 16, 1987, the Advisory Committee must maintain a separate accounting for the Participant's Accrued Benefit attributable to DECs, including DECs which are part of a rollover contribution described in Section
4.03. The Advisory Committee will treat the accumulated DECs as part of the Participant's Accrued Benefit for all purposes of the Plan, except for purposes of determining the top heavy ratio under Section 1.33. The Advisory Committee may not use DECs to purchase life insurance on the Participant's behalf.

         4.03 PARTICIPANT ROLLOVER CONTRIBUTIONS. Any Participant, with the Employer's written consent and after filing with the Trustee the form prescribed by the Advisory Committee, may contribute cash or other property to the Trust other than as a voluntary contribution if the contribution is a "rollover contribution" which the Code permits an employee to transfer either directly or indirectly from one qualified plan to another qualified plan. Before accepting a rollover contribution, the Trustee may require an Employee to furnish satisfactory evidence that the proposed transfer is in fact a "rollover contribution" which the Code permits an employee to make to a qualified plan. A rollover contribution is not an Annual Addition under Part 2 of Article III.

         The Trustee will invest the rollover contribution in a segregated investment Account for the Participant's sole benefit unless the Trustee (or the Named Fiduciary, in the case of a nondiscretionary Trustee designation), in its sole discretion, agrees to invest the rollover contribution as part of the Trust Fund. The Trustee will not have any investment responsibility with respect to a Participant's segregated rollover Account. The Participant, however, from time to time, may direct the Trustee in writing as to the investment of his segregated rollover Account in property, or property interests, of any kind, Real, personal or mixed; provided however, the Participant may not direct the Trustee to make loans to his Employer. A Participant's segregated rollover Account alone will bear any extraordinary expenses resulting from investments made at the direction of the Participant. As of the Accounting Date (or other valuation date) for each Plan Year, the Advisory Committee will allocate and credit the net income (or net loss) from a Participant's segregated rollover Account and the increase or decrease in the fair market value of the assets of a segregated rollover Account solely to that Account. The Trustee is not liable nor responsible for any loss resulting to any Beneficiary, nor



                                    4.01
to any Participant, by reason of any sale or investment made or other action taken pursuant to and in accordance with the direction of the Participant. In all other respects, the Trustee will hold, administer and distribute a rollover contribution in the same manner as any Employer contribution made to the Trust.

         An eligible Employee, prior to satisfying the Plan's eligibility conditions, may make a rollover contribution to the Trust to the same extent and in the same manner as a Participant. If an Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Advisory Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan. If the Employee has a Separation from Service prior to becoming a Participant, the Trustee will distribute his rollover contribution Account to him as if it were an Employer contribution Account.

         4.04 PARTICIPANT CONTRIBUTION - FORFEITABILITY. A Participants's Accrued Benefits is, at all times, 100% Nonforfeitable to the extent the value of his Accrued Benefit is derived from his Participant contributions described in this Article IV.

         4.05 PARTICIPANT CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. A Participant, by giving prior written notice to the Trustee, may withdraw all or any part of the value of his Accrued Benefit derived from his Participant contributions described in this Article IV. A distribution of Participant contributions must comply with the joint and survivor requirements described in
Article VI, if those requirements apply to the Participant. A Participant may not exercise his right to withdraw the value of his Accrued Benefit derived from his Participant contributions more than once during any Plan Year. The Trustee, in accordance with the direction of the Advisory Committee, will distribute a Participant's unwithdrawn Accrued Benefit attributable to his Participant contributions in accordance with the provisions of Article VI applicable to the distribution of the Participant's Nonforfeitable Accrued Benefit.

         4.06 PARTICIPANT CONTRIBUTION - ACCRUED BENEFITS. The Advisory Committee must maintain a separate Account(s) in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from his Participant contributions. A Participant's Accrued Benefit derived from his Participant contributions as of any applicable date is the balance of his separate Participant contribution Account(s).


                        * * * * * * * * * * * * * * * *





                                    4.02

                                   ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING


         5.01 NORMAL RETIREMENT AGE. The Employer must define Normal Retirement Age in its Adoption Agreement. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date).

         5.02 PARTICIPANT DISABILITY OR DEATH. The Employer may elect in its Adoption Agreement to provide a Participant's Accrued Benefit derived from Employer contributions will be 100% Nonforfeitable if the Participant's Separation from Service is a result of his death or his disability.

         5.03 VESTING SCHEDULE. Except as provided in Sections 5.01 and 5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions equals the percentage in the vesting schedule completed by the Employer in its Adoption Agreement.

(A) ELECTION OF SPECIAL VESTING FORMULA. If the Trustee makes a distribution (other than a cash- out distribution described in Section 5.04) to a partially-vested Participant, and the Participant has not incurred a Forfeiture Break in Service at the relevant time, the Advisory Committee will establish a separate Account for the Participant's Accrued Benefit. At any relevant time following the distribution, the Advisory Committee will determine the Participant's Nonforfeitable Accrued Benefit derived from Employer contributions in accordance with the following formula: P(AB + (R x D)) - (R x
D).

         To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Accrued Benefit at the relevant time, "R" is the ratio of "AB" to the Participant's Employer-derived Accrued Benefit immediately following the earlier distribution and "D" is the amount of the earlier distribution. If, under a restated Plan, the Plan has made distribution to a partially-vested Participant prior to its restated Effective Date and is unable to apply the cash-out provisions of Section 5.04 to that prior distribution, this special vesting formula also applies to that Participant's remaining Account. The Employer, in an addendum to its Adoption Agreement, numbered Section 5.03, may elect to modify this formula to read as follows: P(AB + D) - D.

         5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/ RESTORATION OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VI, a partially-vested Participant receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Accrued Benefit derived from Employer contributions. See
Section 5.09. A partially-vested Participant is a Participant whose Nonforfeitable Percentage



                                    5.01
determined under Section 5.03 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

(A) RESTORATION AND CONDITIONS UPON RESTORATION. A partially-vested Participant who is reemployed by the Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration by reason of the conditions of this Section 5.04(A). If a partially-vested Participant makes the cash-out distribution repayment, the Advisory Committee, subject to the conditions of this Section 5.04(A), must restore his Accrued Benefit attributable contributions to the same dollar amount as the dollar amount of his Accrued Benefits on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code Section 411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The Advisory Committee will not restore a re-employed Participant's Accrued Benefit under this paragraph if:

         (1) 5 years have elapsed since the Participant's first re-employment date with the Employer following the cash-out distribution; or

         (2) The Participant incurred a Forfeiture Break in Service (as defined in Section 5.08). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Advisory Committee otherwise would restore.

(B) TIME AND METHOD OF RESTORATION. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Advisory Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:

         (1) First, the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under Section 3.05;

         (2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

         (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

         In an addendum to its Adoption Agreement numbered 5.04(B), the Employer may eliminate as a means of restoration any of the amounts described in clauses (1), (2) and (3) or may change the order of priority of these amounts. To the extent the amounts described in clauses (1), (2) and (3)




                                    5.02
are insufficient to enable the Advisory Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Section 3.01, the additional amount necessary to enable the Advisory Committee to make the required restoration. If for a particular Plan Year, the Advisory Committee must restore the Accrued Benefit of more than one re-employed Participant, then the Advisory Committee will make the restoration allocations to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Advisory Committee will not take into account any allocation under this Section 5.04 in applying the limitation on allocations under Part 2 of Article III.

(C) 0% VESTED PARTICIPANT. The Employer must specify in its Adoption Agreement whether the deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. If the Participant's Account is not entitled to an allocation of Employer contributions for the Plan Year in which he has a Separation from Service, the Advisory Committee will apply the deemed cash-out rule as if the 0% vested Participant received a cash-out distribution on the date of the Participant's Separation from Service. If the Participant's Account is entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he has a Separation from Service, the Advisory Committee will apply the deemed cash-out rule as if the 0% vested Participant received a cash-out distribution on the first day of the First Plan Year beginning after his Separation from Service. For purposes of applying the restoration provisions of this Section 5.04, the Advisory Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer. If the deemed cash-out rule does not apply to the Employer's Plan, a 0% vested Participant will not incur a forfeiture until he incurs a Forfeiture Break in Service.

         5.05 SEGREGATED ACCOUNT FOR REPAID AMOUNT. Until the Advisory Committee restores the Participant's Accrued Benefit, as described in Section 5.04, the Trustee will invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Advisory Committee restores the Participant's Accrued Benefit, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. Unless the repayment qualifies as a rollover contribution, the Advisory Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated Account if the Advisory Committee determines either of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment

         5.06 YEAR OF SERVICE - VESTING. For purposes of vesting under Section 5.03, Year of Service means any 12-consecutive month period designated in the Employer's Adoption Agreement during which an Employee completes not less than the number of Hours of Service (not exceeding



                                    5.03

1,000) specified in the Employer's Adoption Agreement. A Year of Service includes any Year of Service earned prior to the Effective Date of the Plan, except as provided in Section 5.08.

         5.07 BREAK IN SERVICE - VESTING. For purposes of this Article V, a Participant incurs a "Break in Service" if during any vesting computation period he does not complete more than 500 Hours of Service. If, pursuant to
Section 5.06, the Plan does not require more than 500 Hours of Service to receive credit for a Year of Service, a Participant incurs a Break in Service in a vesting computation period in which he fails to complete a Year of Service.

         5.08 INCLUDED YEARS OF SERVICE-VESTING. For purposes of determining "Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with the Employer except:

                  (a) For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant First incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs 5 consecutive Breaks in Service.

                  (b) The Plan disregards any Year of Service excluded under the Employer's Adoption Agreement.

         The Plan does not apply the Break in Service rule under Code
Section 411(a)(6)(B). Therefore, an Employee need not complete a Year of Service after a Break in Service before the Plan takes into account the Employee's otherwise includible Years of Service under this Article V.

         5.09 FORFEITURE OCCURS. A Participant's forfeiture, if any, of his Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

              (a) The last day of the vesting computation period in which the Participant first incurs a Forfeiture Break in Service; or

              (b) The date the Participant receives a cash-out distribution.

         The Advisory Committee determines the percentage of a Participant's Accrued Benefit forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03. A Participant does not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.14.


                        * * * * * * * * * * * * * * * *





                                    5.04

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENT OF BENEFITS

         6.01 TIME OF PAYMENT OF ACCRUED BENEFIT. Unless, pursuant to Section 6.03, the Participant or the Beneficiary elects in writing to a different time or method of payment, the Advisory Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this Section 6.01 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500 and the Participant has not attained the later of Normal Retirement Age or age 62. Furthermore, the Participant's spouse also must consent, in writing, to any distribution, for which Section 6.04, requires the spouse's consent. For all purposes of this Article VI, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form. A distribution date under this Article VI unless otherwise specified within the Plan, is the date or dates the Employer specifies in the Adoption Agreement, or as soon as administratively practicable following that distribution date. For purposes of the consent requirements under this Article VI, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution, exceeds $3,500, the Advisory Committee must treat that present value as exceeding $3,500 for purposes of all subsequent Plan distributions to the Participant.

(A)      SEPARATION FROM SERVICE FOR A REASON OTHER THAN DEATH.

         (1) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum, on the distribution date the Employer specifies in the Adoption Agreement, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has attained Normal Retirement Age at the time of his Separation from Service, the distribution under this paragraph will occur no later than the 60th day following the close of the Plan Year in which the Participant's Separation from Service occurs.

         (2) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Nonforfeitable Accrued Benefit in a form and at the time elected by the Participant, pursuant to Section 6.03. In the absence of an election by the Participant, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum (or, if applicable, the normal annuity form of distribution required under Section 6.04), on the 60th day following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains Normal Retirement Age; (b) the Participant attains age 62; or (c) the Participant's Separation from Service.

         (3) DISABILITY. If the Participant's Separation from Service is because of his disability, the Advisory Committee will direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit



                                    6.01
in lump sum, on the distribution date the Employer specifies in the Adoption Agreement, subject to the notice and consent requirements of this Article VI and subject to the applicable mandatory commencement dates described in Paragraphs (1) and (2).

         (4) HARDSHIP. Prior to the time at which the Participant may receive distribution under Paragraphs (1), (2) or (3), the Participant may request a distribution from his Nonforfeitable Accrued Benefit in an amount necessary to satisfy a hardship, if the Employer elects in the Adoption Agreement to permit hardship distributions. Unless the Employer elects otherwise in the Adoption Agreement, a hardship distribution must be on account of any of the following:
(a) medical expenses; (b) the purchase (excluding mortgage payments) of the Participant's principal residence; (c) post-secondary education tuition, for the next semester or quarter, for the Participant or for the Participant's spouse, children or dependents; (d) to prevent the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence; (e) funeral expenses of the Participant's family member; or (f) the Participant's disability. A partially-vested Participant may not receive a hardship distribution described in this Paragraph
(A)(4) prior to incurring a Forfeiture Break in Service, unless the hardship distribution is a cash-out distribution (as defined in Article V). The Advisory Committee will direct the Trustee to make the hardship distribution as soon as administratively practicable after the Participant makes a valid request for the hardship distribution.

(B) REQUIRED BEGINNING DATE. If any distribution commencement date described under Paragraph (A) of this Section 6.01, either by Plan provision or by Participant election (or nonelection), is later than the Participant's Required Beginning Date, the Advisory Committee instead must direct the Trustee to make distribution on the Participant's Required Beginning Date, subject to the transitional election, if applicable, under Section 6.03(D). A Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attains age 70 1/2. However, if the Participant, prior to incurring a Separation from Service, attained age 70 1/2 by January 1, 1988, and, for the five Plan Year period ending in the calendar year in which he attained age 70 1/2, and for all subsequent years, the Participant was not a more than 5% owner, the Required Beginning Date is the April 1 following the close of the calendar year in which the Participant separates from Service or, if earlier, the April 1 following the close of the calendar year in which the Participant becomes a more than 5% owner. Furthermore, if a Participant who was not a more than 5% owner attained age 70 1/2 during 1988 and did not incur a Separation from Service prior to January 1, 1989, his Required Beginning Date is April 1, 1990. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum (or, if applicable, the normal annuity form of distribution required under Section 6.04) unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.

(C) DEATH OF THE PARTICIPANT. The Advisory Committee will direct the Trustee, in accordance with this Section 6.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death. Subject to the requirements of
Section 6.04, the Advisory Committee will determine the death benefit by reducing



                                    6.02
the Participant's Nonforfeitable Accrued Benefit by any security interest the Plan has against that Nonforfeitable Accrued Benefit by reason of an outstanding Participant loan.

         (1) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT DOES NOT EXCEED $3,500. The Advisory Committee, subject to the requirements of
         Section 6.04, must direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit in a single sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

         (2) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. The Advisory Committee will direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the form elected by the Participant or, if applicable by the Beneficiary, as permitted under this Article VI. In the absence of an election, subject to the requirements of Section 6.04, the Advisory Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in a lump sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the First distribution date following the date the Advisory Committee receives notification of or otherwise confirms the Participant's death.

         If the death benefit is payable in full to the Participant's surviving spouse, the surviving spouse, in addition to the distribution options provided in this Section 6.01(C), may elect distribution at any time or in any form (other than a joint and survivor annuity) this Article VI would permit for a Participant.

         6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. Subject to the annuity distribution requirements, if any, prescribed by Section 6.04, and any restrictions prescribed by Section 6.03, a Participant or Beneficiary may elect distribution under one, or any combination, of the following methods: (a) by payment in a lump sum; or (b) by payment in monthly, quarterly or annual installments over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his Beneficiary. The Employer may elect in its Adoption Agreement to modify the methods of payment available under this Section 6.02.

         The distribution options permitted under this Section 6.02 are available only if the present value of the Participant Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500. To facilitate installment payments under this Article VI, the Advisory Committee may direct the Trustee to segregate all or any part of the Participant's Accrued Benefit in a separate Account. The Trustee will invest the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated Account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. A Participant or Beneficiary may elect to receive an installment distribution in the form of a Nontransferable Annuity Contract. Under



                                    6.03
an installment distribution, the Participant or Beneficiary, at any time, may elect to accelerate the payment of all or any portion, of the Participant's unpaid Nonforfeitable Accrued Benefit, subject to the requirements of Section 6.04.

(A) MINIMUM DISTRIBUTION REQUIREMENTS FOR PARTICIPANTS. The Advisory Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor may the Participant elect to have the Trustee distribute his Nonforfeitable Accrued Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury regulations. The minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VIII, subject to the requirements of the Code Section 401(a)(9) regulations). The Advisory Committee will increase the Participant's Nonforfeitable Accrued Benefit, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, the Advisory Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. Section 1.72-9. The Advisory Committee, only upon the Participant's written request, will compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Advisory Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

         If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Advisory Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury regulations issued under Code Section 401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than 50% of the present value of the total benefits payable to the Participant and his Beneficiaries. The Advisory Committee must determine whether benefits to the Beneficiary are



                                    6.04
incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

         The minimum distribution for the first distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date occurs, is due by December 31 of that year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section 6.02(A) if the contract complies with the requirements of Code Section 401(a)(9) and the applicable Treasury regulations.

(B) MINIMUM DISTRIBUTION REQUIREMENTS FOR BENEFICIARIES. The method of distribution to the Participant's Beneficiary must satisfy Code Section 401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his Required Beginning Date or, if earlier, the date the Participant commences an irrevocable annuity pursuant to Section 6.04, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, and the Participant had not commenced an irrevocable annuity pursuant to Section 6.04, the method of payment to the Beneficiary, subject to
Section 6.04, must provide for completion of payment to the Beneficiary over a period not exceeding: (i) 5 years after the date of the Participant's death; or
(ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. The Advisory Committee may not direct payment of the Participant's Nonforfeitable Accrued Benefit over a period described in clause (ii) unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the Trustee will make distribution in accordance with clause (ii), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. Section 1.72-9 for purposes of applying this paragraph. The Advisory Committee, only upon the written request of the Participant or of the Participant's surviving spouse, will recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a nonspouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Advisory Committee will apply this paragraph by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Advisory Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the effective date of that request.

         6.03 BENEFIT PAYMENT ELECTIONS. Not earlier than 90 days, but not later than 30 days, before the Participant's annuity starting date, the Advisory Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.03. The benefit notice



                                    6.05
must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains the later of Normal Retirement Age or age 62.

         If a Participant or Beneficiary makes an election prescribed by this
Section 6.03, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election under this Section 6.03 is subject to the requirements of Section
6.02 and of Section 6.04. The Participant or Beneficiary must make an election under this Section 6.03 by filing his election with the Advisory Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of Article VI.

(A) PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds $3,500, he may elect to have the Trustee commence distribution as of any distribution date permitted under the Employer's Adoption Agreement Section 6.033. The Participant may reconsider an election at any time prior to the annuity starting date and elect to commence distribution as of any other distribution date permitted under the Employer's Adoption Agreement Section 6.03. If the Participant is partially-vested in his Accrued Benefit, an election under this Paragraph (A) to distribute prior to the Participant's incurring a Forfeiture Break in Service (as defined in Section 5.08), must be in the form of a cash-out distribution (as defined in Article V). A Participant may not receive a cash-out distribution if, prior to the time the Trustee actually makes the cash-out distribution, the Participant returns to employment with the Employer. Following his attainment of Normal Retirement Age, a Participant who has separated from Service may elect distribution as of any distribution date, irrespective of the elections under Adoption Agreement Section 6.03.

(B) PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE. The Employer must specify in its Adoption Agreement the distribution election rights, if any, a Participant has prior to his Separation from Service. A Participant must make an election under this Section 6.03(B) on a form prescribed by the Advisory Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount he wishes the Trustee to distribute to him. The Participant's election relates solely to the percentage or dollar amount specified in his election form and his right to elect to receive an amount, if any, for a particular Plan Year greater than the dollar amount or percentage specified in his election form terminates on the Accounting Date. The Trustee must make a distribution to a Participant in accordance with his election under this
Section 6.03)(B) within the 90 day period (or as soon as administratively practicable) after the Participant files his written election with the Trustee. The Trustee will distribute the balance of the Participant's Accrued Benefit not distributed pursuant to his election(s) in accordance with the other distribution provisions of this Plan.

(C) DEATH BENEFIT ELECTIONS. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Accrued Benefit in a form and within a period permitted under



                                    6.06

Section 6.02. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

(D) TRANSITIONAL ELECTIONS. Notwithstanding the provisions of Sections 6.01 and 6.02, if the Participant (or Beneficiary) signed a written distribution designation prior to January 1, 1984, the Advisory Committee must distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that designation, subject however, to the survivor requirements, if applicable, of Sections 6.04, 6.05 and 6.06. This Section 6.03(D) does not apply to a pre-1984 distribution designation, and the Advisory Committee will not comply with that designation, if any of the following applies: (1) the method of distribution would have disqualified the Plan under Code Section 401(a)(9) as in effect on December 31, 1983; (2) the Participant did not have an Accrued Benefit as of December 31, 1983; (3) the distribution designation does not specify the timing and form of the distribution and the death Beneficiaries (in order of priority); (4) the substitution of a Beneficiary modifies the payment period of the distribution; or, (5) the Participant (or Beneficiary) modifies or revokes the distribution designation. In the event of a revocation, the Plan must distribute, no later than December 31 of the calendar year following the year of revocation, the amount which the Participant would have received under
Section 6.02(A) if the distribution designation had not been in effect or, if the Beneficiary revokes the distribution designation, the amount which the Beneficiary would have received under Section 6.02(B) if the distribution designation had not been in effect. The Advisory Committee will apply this
Section 6.03(D) to rollovers and transfers in accordance with Part J of the Code Section 401(a)(9) Treasury regulations.

         6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES.

(A) JOINT AND SURVIVOR ANNUITY. The Advisory Committee must direct the Trustee to distribute a married or unmarried Participant's Nonforfeitable Accrued Benefit in the form of a qualified joint and survivor annuity, unless the Participant makes a valid waiver election (described in Section 6.05) within the 90 day period ending on the annuity starting date. If, as of the annuity starting date, the Participant is married, a qualified joint and survivor annuity is an immediate annuity which is purchasable with the Participant's Nonforfeitable Accrued Benefit and which provides a life annuity for the Participant and a survivor annuity payable for the remaining life of the Participant's surviving spouse equal to 50% of the amount of the annuity payable during the life of the Participant. If, as of the annuity starting date, the Participant is not married, a qualified joint and survivor annuity is an immediate life annuity for the Participant which is purchasable with the Participant's Nonforfeitable Accrued Benefit. On or before the annuity starting date, the Advisory Committee, without Participant or spousal consent, must direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in a lump sum, in lieu of a qualified joint and survivor annuity, in accordance with
Section 6.01, if the Participant's Nonforfeitable Accrued Benefit is not greater than $3,500. This Section 6.04(A) applies only to a Participant who has completed at least one Hour of Service with the Employer after August 22, 1984.

(B) PRERETIREMENT SURVIVOR ANNUITY. If a married Participant dies prior to his annuity starting date, the Advisory Committee will direct the Trustee to distribute a portion of the Participant's



                                    6.07

Nonforfeitable Accrued Benefit to the Participant's surviving spouse in the form of a preretirement survivor annuity, unless the Participant has a valid waiver election (as described in Section 6.06) in effect, or unless the Participant and his spouse were not married throughout the one year period ending on the date of his death. A preretirement survivor annuity is an annuity which is purchasable with 50% of the Participant's Nonforfeitable Accrued Benefit (determined as of the date of the Participant's death) and which is payable for the life of the Participant's surviving spouse. The value of the preretirement survivor annuity is attributable to Employer contributions and to Employee contributions in the same proportion as the Participant's Nonforfeitable Accrued Benefit is attributable to those contributions. The portion of the Participant's Nonforfeitable Accrued Benefit not payable under this paragraph is payable to the Participant's Beneficiary, in accordance with the other provisions of this Article VI. If the present value of the preretirement survivor annuity does not exceed $3,500, the Advisory Committee, on or before the annuity starting date, must direct the Trustee to make a lump sum distribution to the Participant's surviving spouse, in lieu of a preretirement survivor annuity. This Section 6.04(B) applies only to a Participant who dies after August 22, 1984, and either (i) completes at least one Hour of Service with the Employer after August 22, 1984, or (ii) separated from Service with at least 10 Years of Service (as defined in Section 5.06) and completed at least one Hour of Service with the Employer in a Plan Year beginning after December 31, 1975.

(C) SURVIVING SPOUSE ELECTIONS. If the present value of the preretirement survivor annuity exceeds $3,500, the Participant's surviving spouse may elect to have the Trustee commence payment of the preretirement survivor annuity at any time following the date of the Participant's death, but not later than the mandatory distribution periods described in Section 6.02, and may elect any of the forms of payment described in Section 6.02, in lieu of the preretirement survivor annuity. In the absence of an election by the surviving spouse, the Advisory Committee must direct the Trustee to distribute the preretirement survivor annuity on the first distribution date following the close of the Plan Year in which the latest of the following events occurs: (i) the Participant's death; (ii) the date the Advisory Committee receives notification of or otherwise confirms the Participant's death; (iii) the date the Participant would have attained Normal Retirement Age; or (iv) the date the Participant would have attained age 62.

(D) SPECIAL RULES. If the Participant has in effect a valid waiver election regarding the qualified joint and survivor annuity or the preretirement survivor annuity, the Advisory Committee must direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with Sections 6.01, 6.02 and 6.03. The Advisory Committee will reduce the Participant's Nonforfeitable Accrued Benefit by any security interest (pursuant to any offset rights authorized by Section 10.03[E]) held by the Plan by reason of a Participant loan to determine the value of the Participant's Nonforfeitable Accrued Benefit distributable in the form of a qualified joint and survivor annuity or preretirement survivor annuity, provided any post-August 18, 1985, loan satisfied the spousal consent requirement described in Section 10.03[E] of the Plan. For purposes of applying this Article VI, the Advisory Committee treats a former spouse as the Participant's spouse or surviving spouse to the extent provided under a qualified domestic relations order described in Section
6.07. The provisions of this Section 6.04, and of Sections 6.05 and 6.06, apply separately to the portion of the Participant's



                                    6.08

Nonforfeitable Accrued Benefit subject to the qualified domestic relations order and to the portion of the Participant's Nonforfeitable Accrued Benefit not subject to that order.

(E) PROFIT SHARING PLAN ELECTION. If this Plan is a profit sharing plan, the Employer must elect the extent to which the preceding provisions of Section
6.04 apply. If the Employer elects to apply this Section 6.04 only to a Participant described in this Section 6.04(E), the preceding provisions of this
Section 6.04 apply only to the following Participants: (1) a Participant as respects whom the Plan is a direct or indirect transferee from a plan subject to the Code Section 417 requirements and the Plan received the transfer after December 31, 1984, unless the transfer is an elective transfer described in
Section 13.06; (2) a Participant who elects a life annuity distribution (if
Section 6.02 or Section 13.02 of the Plan requires the Plan to provide a life annuity distribution option); and (3) a Participant whose benefits under a defined benefit plan maintained by the Employer are offset by benefits provided under this Plan. If the Employer elects to apply this Section 6.04 to all Participants, the preceding provisions of this Section 6.04 apply to all Participants described in the first two paragraphs of this Section 6.04, without regard to the limitations of this Section 6.04(E). Sections 6.05 and
6.06 only apply to Participants to whom the preceding provisions of this
Section 6.04 apply.

         6.05 WAIVER ELECTION - QUALIFIED JOINT AND SURVIVOR ANNUITY. Not earlier than 90 days, but not later than 30 days, before the Participant's annuity starting date, the Advisory Committee must provide the Participant a written explanation of the terms and conditions of the qualified joint and survivor annuity, the Participant's right to make, and the effect of, an election to waive the joint and survivor form of benefit, the rights of the Participant's spouse regarding the waiver election and the Participant's right to make, and the effect of, a revocation of a waiver election. The Plan does not limit the number of times the Participant may revoke a waiver of the qualified joint and survivor annuity or make a new waiver during the election period.

         A married Participant's waiver election is not valid unless (a) the Participant's spouse (to whom the survivor annuity is payable under the qualified joint and survivor annuity), after the Participant has received the written explanation described in this Section 6.05, has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election, and a notary public or the Plan Administrator (or his representative) witnesses the spouse's consent, (b) the spouse consents to the alternate form of payment designated by the Participant or to any change in that designated form of payment, and (c) unless the spouse is the Participant's sole primary Beneficiary, the spouse consents to the Participant's Beneficiary designation or to any change in the Participant's Beneficiary designation. The spouse's consent to a waiver of the qualified joint and survivor annuity is irrevocable, unless the Participant revokes the waiver election. The spouse may execute a blanket consent to any form of payment designation or to any Beneficiary designation made by the Participant, if the spouse acknowledges the right to limit that consent to a specific designation but, in writing, waives that right. The consent requirements of this Section 6.05 apply to a former spouse of the Participant, to the extent required under a qualified domestic relations order described in Section 6.07.




                                    6.09

         The Advisory Committee will accept as valid a waiver election which does not satisfy the spousal consent requirements if the Advisory Committee establishes the Participant does not have a spouse, the Advisory Committee is not able to locate the Participant's spouse, the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect, or other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

         6.06 WAIVER ELECTION - PRERETIREMENT SURVIVOR ANNUITY. The Advisory Committee must provide a written explanation of the preretirement survivor annuity to each married Participant, within the following period which ends last: (1) the period beginning on the First day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34; (2) a reasonable period after an Employee becomes a Participant; (3) a reasonable period after the joint and survivor rules become applicable to the Participant; or (4) a reasonable period after a fully subsidized preretirement survivor annuity no longer satisfies the requirements for a fully subsidized benefit. A reasonable period described in clauses (2), (3) and (4) is the period beginning one year before and ending one year after the applicable event. If the Participant separates from Service before attaining age 35, clauses (1), (2), (3) and (4) do not apply and the Advisory Committee must provide the written explanation within the period beginning one year before and ending one year after the Separation from Service. The written explanation must describe, in a manner consistent with Treasury regulations, the terms and conditions of the preretirement survivor annuity comparable to the explanation of the qualified joint and survivor annuity required under Section 6.05. The Plan does not limit the number of times the Participant may revoke a waiver of the preretirement survivor annuity or make a new waiver during the election period.

         A Participant's waiver election of the preretirement survivor annuity is not valid unless (a) the Participant makes the waiver election no earlier than the first day of the Plan Year in which he attains age 35 and (b) the Participant's spouse (to whom the preretirement survivor annuity is payable) satisfies the consent requirements described in Section 6.05, except the spouse need not consent to the form of benefit payable to the designated Beneficiary. The spouse's consent to the waiver of the preretirement survivor annuity is irrevocable, unless the Participant revokes the waiver election. Irrespective of the time of election requirement described in clause (a), if the Participant separates from Service prior to the first day of the Plan Year in which he attains age 35, the Advisory Committee will accept a waiver election as respects the Participant's Accrued Benefit attributable to his Service prior to his Separation from Service. Furthermore, if a Participant who has not separated from Service makes a valid waiver election, except for the timing requirement of clause (a), the Advisory Committee will accept that election as valid, but only until the first day of the Plan Year in which the Participant attains age 35. A waiver election described in this paragraph is not valid unless made after the Participant has received the written explanation described in this Section 6.06.

         6.07 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Advisory



                                    6.10

Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if. (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. The Employer, in an addendum to its Adoption Agreement numbered 6.07, may elect to limit distribution to an alternate payee only when the Participant has attained his earliest retirement age under the Plan. Nothing in this Section 6.07 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

         The Advisory Committee must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Advisory Committee promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Advisory Committee must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Advisory Committee must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

         If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Advisory Committee is making its determination of the qualified status of the domestic relations order, the Advisory Committee must make a separate accounting of the amounts payable. If the Advisory Committee determines the order is a qualified domestic relations order within 18 months of the date amounts First are payable following receipt of the order, the Advisory Committee Will direct the Trustee to distribute the payable amounts in accordance with the order. If the Advisory Committee does not make its determination of the qualified status of the order within the 18-month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Advisory Committee later determines the order is a qualified domestic relations order.

         To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Advisory Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments



                                    6.11
or distributions required under this Section 6.07 by separate benefit checks or other separate distribution to the alternate payee(s).


                        * * * * * * * * * * * * * * * *





                                    6.12

                                  ARTICLE VII
                       EMPLOYER ADMINISTRATIVE PROVISIONS

         7.01 INFORMATION TO COMMITTEE. The Employer must supply current information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Advisory Committee are conclusive as to all persons.

         7.02 NO LIABILITY. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Advisory Committee (unless the Employer is the Advisory Committee), the Trustee, the Custodian, if any, or the Plan Administrator (unless the Employer is the Plan Administrator).

         7.03 INDEMNITY OF CERTAIN FIDUCIARIES. The Employer indemnities and saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve the Plan Administrator or any Advisory Committee member from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Advisory Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 7.03, provided the letter agreement must be consistent with and does not violate ERISA. The indemnification provisions of this Section 7.03 extend to the Trustee (or to a Custodian, if any) solely to the extent provided by a letter agreement executed by the Trustee (or Custodian) and the Employer.

         7.04 EMPLOYER DIRECTION OF INVESTMENT. The Employer has the right to direct the Trustee with respect to the investment and re-investment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer must execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Employer direction as respects the investment or re-investment of any part of the Trust Fund.

         7.05 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves the right to amend the vesting schedule at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the



                                    7.01

Nonforfeitable percentage computed under the Plan without regard to the amendment. An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new schedule becomes effective.

         If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least 3 Years of Service with the Employer may elect to have the percentage of his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. For Plan Years beginning prior to January 1, 1989, the election described in the preceding sentence applies only to Participants having at least 5 Years of Service with the Employer. The Participant must file his election with the Advisory Committee, within 60 days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment, or (c) his receipt of a copy of the amendment. The Advisory Committee, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected by Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 7.05 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this Section 7.05, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Accrued Benefit. Furthermore, the Advisory Committee must treat any shift in the vesting schedule, due to a change in the Plan's top heavy status, as an amendment to the vesting schedule for purposes of this
Section 7.05.


                        * * * * * * * * * * * * * * * *





                                    7.02

                                  ARTICLE VIII
                     PARTICIPANT ADMINISTRATIVE PROVISIONS


         8.01 BENEFICIARY DESIGNATION. Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee will pay his Nonforfeitable Accrued Benefit (including any life insurance proceeds payable to the Participant's Account) in the event of his death and the Participant may designate the form and method of payment. The Advisory Committee will prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Advisory Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

(A) COORDINATION WITH SURVIVOR REQUIREMENTS. If the joint and survivor requirements of Article VI apply to the Participant, this Section 8.01 does not impose any special spousal consent requirements on the Participant's Beneficiary designation. However, in the absence of spousal consent (as required by Article VI) to the Participant's Beneficiary designation: (1) any waiver of the joint and survivor annuity or of the preretirement survivor annuity is not valid; and (2) if the Participant dies prior to his annuity starting date, the Participant's Beneficiary designation will apply only to the portion of the death benefit which is not payable as a preretirement survivor annuity. Regarding clause (2), if the Participant's surviving spouse is a primary Beneficiary under the Participant's Beneficiary designation, the Trustee will satisfy the spouse's interest in the Participant's death benefit First from the portion which is payable as a preretirement survivor annuity.

(B) PROFIT SHARING PLAN EXCEPTION. If the Plan is a profit sharing plan, the Beneficiary designation of a married Exempt Participant is not valid unless the Participant's spouse consents (in a manner described in Section 6.05) to the Beneficiary designation. An "Exempt Participant" is a Participant who is not subject to the joint and survivor requirements of Article VI. The spousal consent requirement in this paragraph does not apply if the Exempt Participant and his spouse are not married throughout the one year period ending on the date of the Participant's death, or if the Participant's spouse is the Participant's sole primary Beneficiary.

         8.02 NO BENEFICIARY DESIGNATION/DEATH OF BENEFICIARY. If a Participant fails to name a Beneficiary in accordance with Section 8.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee will pay the Participant's Nonforfeitable Accrued Benefit in accordance with Section
6.02 in the following order of priority, unless the Employer specifies a different order of priority in an addendum to its Adoption Agreement, to:

              (a) The Participant's surviving spouse;

              (b) The Participant's surviving children, including adopted children, in equal shares;

              (c) The Participant's surviving parents, in equal shares; or



                                    8.01

              (d) The Participant's estate.

         If the Beneficiary does not predecease the Participant, but dies prior to distribution of the Participant's entire Nonforfeitable Accrued Benefit, the Trustee will pay the remaining Nonforfeitable Accrued Benefit to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise or unless the Employer provides otherwise in its Adoption Agreement. If the Plan is a profit sharing plan, and the Plan includes Exempt Participants, the Employer may not specify a different order of priority in the Adoption Agreement unless the Participant's surviving spouse will be First in the different order of priority. The Advisory Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.02.

         8.03 PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary of a deceased Participant must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Advisory Committee, provided the Advisory Committee advises each Participant of the effect of his failure to comply with its request.

         8.04 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant must file with the Advisory Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Advisory Committee, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

         8.05 ASSIGNMENT OR ALIENATION. Subject to Code Section 414(p) relating to qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

         8.06 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

         8.07 LITIGATION AGAINST THE TRUST. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.




                                    8.02

         8.08 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 8.08 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator must furnish him with a copy of any item listed in this Section 8.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

         8.09 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. A Participant or a Beneficiary ("Claimant") may file with the Advisory Committee a written claim for benefits, if the Participant or Beneficiary determines the distribution procedures of the Plan have not provided him his proper Nonforfeitable Accrued Benefit. The Advisory Committee must render a decision on the claim within 60 days of the Claimant's written claim for benefits. The Plan Administrator must provide adequate notice in writing to the Claimant whose claim for benefits under the Plan the Advisory Committee has denied. The Plan Administrator's notice to the Claimant must set forth:

              (a) The specific reason for the denial;

              (b) Specific references to pertinent Plan provisions on which the Advisory Committee based its denial;

              (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed, and

              (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within 75 days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Advisory Committee in writing within the 75-day period will render the Advisory Committee's determination final, binding and conclusive.

         If the Claimant should appeal to the Advisory Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent Plan documents. The Advisory Committee will re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee must advise the Claimant of its decision within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60-day limit unfeasible, but in no event may the Advisory



                                    8.03

Committee render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review.

         The Plan Administrator's notice of denial of benefits must identify the name of each member of the Advisory Committee and the name and address of the Advisory Committee member to whom the Claimant may forward his appeal.

         8.10 PARTICIPANT DIRECTION OF INVESTMENT. A Participant has the right to direct the Trustee with respect to the investment or re-investment of the assets comprising the Participant's individual Account only if the Trustee consents in writing to permit such direction. If the Trustee consents to Participant direction of investment, the Trustee will accept direction from each Participant on a written election form (or other written agreement), as a part of this Plan, containing such conditions, limitations and other provisions the parties deem appropriate. The Trustee or, with the Trustee's consent, the Advisory Committee, may establish written procedures, incorporated specifically as part of this Plan, relating to Participant direction of investment under this Section 8.10. The Trustee will maintain a segregated investment Account to the extent a Participant's Account is subject to Participant self-direction. The Trustee is not liable for any loss, nor is the Trustee liable for any breach, resulting from a Participant's direction of the investment of any part of his directed Account.

         The Advisory Committee, to the extent provided in a written loan policy adopted under Section 9.04, will treat a loan made to a Participant as a Participant direction of investment under this Section 8.10. To the extent of the loan outstanding at any time, the borrowing Participant's Account alone shares in any interest paid on the loan, and it alone bears any expense or loss it incurs in connection with the loan. The Trustee may retain any principal or interest paid on the borrowing Participant's loan in an interest bearing segregated Account on behalf of the borrowing Participant until the Trustee (or the Named Fiduciary, in the case of a nondiscretionary Trustee) deems it appropriate to add the amount paid to the Participant's separate Account under the Plan.

         If the Trustee consents to Participant direction of investment of his Account, the Plan treats any post-December 31, 1981, investment by a Participant's directed Account in collectibles (as defined by Code Section 408(m)) as a deemed distribution to the Participant for Federal income tax purposes.


                        * * * * * * * * * * * * * * * *





                                    8.04

                                   ARTICLE IX
                    ADVISORY COMMITTEE - DUTIES WITH RESPECT
                            TO PARTICIPANTS ACCOUNTS

         9.01 MEMBERS' COMPENSATION. EXPENSES. The Employer must appoint an Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. In the absence of an Advisory Committee appointment, the Plan Administrator assumes the powers, duties and responsibilities of the Advisory Committee. The members of the Advisory Committee will serve without compensation for services as such, but the Employer will pay all expenses of the Advisory Committee, except to the extent the Trust properly pays for such expenses, pursuant to Article X.

         9.02 TERM. Each member of the Advisory Committee serves until the appointment of his successor.

         9.03 POWERS. In case of a vacancy in the membership of the Advisory Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Advisory Committee pending the filling of the vacancy.

         9.04 GENERAL. The Advisory Committee has the following powers and duties:

              (a) To select a Secretary, who need not be a member of the Advisory Committee;

              (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

              (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

              (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

              (e) To direct the Trustee as respects the crediting and distribution of the Trust;

              (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

              (g) To furnish the Employer with information which the Employer may require for tax or other purposes;




                                    9.01

              (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

              (i) To engage the services of an Investment Manager or Managers (as defined in ERISA Section 3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

              (j) To establish, in its sole discretion, a nondiscriminatory policy (see Section 9.04(A)) which the Trustee must observe in making loans, if any, to Participants and Beneficiaries; and

              (k) To establish and maintain a funding standard account and to make credits and charges to the account to the extent required by and in accordance with the provisions of the Code.

         The Advisory Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

 (A) LOAN POLICY. If the Advisory Committee adopts a loan policy, pursuant to paragraph (j), the loan policy must be a written document and must include: (1) the identity of the person or positions authorized to administer the participant loan program; (2) a procedure for applying for the loan; (3) the criteria for approving or denying a loan; (4) the limitations, if any, on the types and amounts of loans available; (5) the procedure for determining a reasonable rate of interest; (6) the types of collateral which may secure the loan; and (7) the events constituting default and the steps the Plan will take to preserve plan assets in the event of default. This Section 9.04 specifically incorporates a written loan policy as part of the Employer's Plan.

         9.05 FUNDING POLICY. The Advisory Committee will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

         9.06 MANNER OF ACTION. The decision of a majority of the members appointed and qualified controls.

         9.07 AUTHORIZED REPRESENTATIVE. The Advisory Committee may authorize any one of its members, or its Secretary to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Advisory Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.




                                    9.02

         9.08 INTERESTED MEMBER. No member of the Advisory Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Advisory Committee.

         9.09 INDIVIDUAL ACCOUNTS. The Advisory Committee will maintain, or direct the Trustee to maintain, a separate Account, or multiple Accounts, in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan. If a Participant re-enters the Plan subsequent to his having a Forfeiture Break in Service, the Advisory Committee, or the Trustee, must maintain a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his post-Forfeiture Break in Service Accrued Benefit, unless the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable.

         The Advisory Committee will make its allocations, or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of Section 9.11. The Advisory Committee may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 9.11. The Advisory Committee must maintain records of its activities.

         9.10 VALUE OF PARTICIPANTS ACCRUED BENEFIT. The value of each Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Employer's Trust Fund which the net credit balance in his Account (exclusive of the cash value of incidental benefit insurance contracts) bears to the total net credit balance in the Accounts (exclusive of the cash value of the incidental benefit insurance contracts) of all Participants plus the cash surrender value of any incidental benefit insurance contracts held by the Trustee on the Participant's life.

         For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit is its value as of the valuation date immediately preceding the date of the distribution. Any distribution (other than a distribution from a segregated Account) made to a Participant (or to his Beneficiary) more than 90 days after the most recent valuation date may include interest on the amount of the distribution as an expense of the Trust Fund. The interest, if any, accrues from such valuation date to the date of the distribution at the rate established in the Employer's Adoption Agreement.

         9.11 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS. A "valuation date" under this Plan is each Accounting Date and each interim valuation date determined under Section 10.14. As of each valuation date the Advisory Committee must adjust Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

(A) TRUST FUND ACCOUNTS. The allocation provisions of this paragraph apply to all Participant Accounts other than segregated investment Accounts. The Advisory Committee first will adjust the Participant Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under Section 5.09 or under Section 9.14, for



                                    9.03
amounts charged during the valuation period to the Accounts in accordance with
Section 9.13 (relating to distributions) and Section 11.01 (relating to insurance premiums), and for the cash value of incidental benefit insurance contracts. The Advisory Committee then, subject to the restoration allocation requirements of Section 5.04 or of Section 9.14, will allocate the net income, gain or loss pro rata to the adjusted Participant Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date.

(B) SEGREGATED INVESTMENT ACCOUNTS. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. The Advisory Committee will adopt uniform and nondiscriminatory procedures for determining income or loss of a segregated investment Account in a manner which reasonably reflects investment directions relating to pooled investments and investment directions occurring during a valuation period. As of the valuation date, the Advisory Committee must reduce a segregated Account for any forfeiture arising under Section 5.09 after the Advisory Committee has made all other allocations, changes or adjustments to the Account for the Plan Year.

(C) ADDITIONAL RULES. An Excess Amount or suspense account described in Part 2 of Article III does not share in the allocation of net income, gain or loss described in this Section 9.11. If the Employer maintains its Plan under a Code
Section 401(k) Adoption Agreement, the Employer may specify in its Adoption Agreement alternate valuation provisions authorized by that Adoption Agreement This Section 9.11 applies solely to the allocation of net income, gain or loss of the Trust. The Advisory Committee will allocate the Employer contributions and Participant forfeitures, if any, in accordance with Article III.

         9.12 INDIVIDUAL STATEMENT. As soon as practicable after the Accounting Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Advisory Committee, has the right to inspect the records reflecting the Account of any other Participant

         9.13 ACCOUNT CHARGED. The Advisory Committee will charge a Participant's Account for all distributions made from that Account to the Participant, to his Beneficiary or to an alternate payee. The Advisory Committee also will charge a Participant's Account for any administrative expenses incurred by the Plan directly related to that Account.

         9.14 UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require either the Trustee or the Advisory Committee to search for, or to ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Advisory Committee, by certified or registered mail addressed to his last known address of record with the Advisory Committee or the Employer, must notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions



                                    9.04
of this Section 9.14 and otherwise must comply with the notice requirements of
Article VI. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Advisory Committee within 6 months from the date of mailing of the notice, the Advisory Committee will treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and will reallocate the unclaimed payable Accrued Benefit in accordance with Section 3.05. A forfeiture under this paragraph will occur at the end of the notice period or, if later, the earliest date applicable Treasury regulations would permit the forfeiture. Pending forfeiture, the Advisory Committee, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeitable Accrued Benefit in a segregated Account and to invest that segregated Account in Federally insured interest bearing savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

         If a Participant or Beneficiary who has incurred a forfeiture of his Accrued Benefit under the provisions of the first paragraph of this Section
9.14 makes a claim, at any time, for his forfeited Accrued Benefit, the Advisory Committee must restore the Participant's or Beneficiary's forfeited Accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Advisory Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of Participant forfeitures the Advisory Committee otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust Fund net income or gain for the Plan Year and then from the amount, or additional amount, the Employer contributes to enable the Advisory Committee to make the required restoration. The Advisory Committee must direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than 60 days after the close of the Plan Year in which the Advisory Committee restores the forfeited Accrued Benefit. The forfeiture provisions of this Section 9.14 apply solely to the Participant's or to the Beneficiary's Accrued Benefit derived from Employer contributions.


                        * * * * * * * * * * * * * * * *





                                    9.05

                                   ARTICLE X
                      CUSTODIAN/TRUSTEE, POWERS AND DUTIES


         10.01 ACCEPTANCE. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.

         10.02 RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the Employer for the funds contributed to it by the Employer, but does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Employer, nor is obliged to see that funds deposited with it are deposited according to the provisions of the Plan.

         10.03 INVESTMENT POWERS.

[A] DISCRETIONARY TRUSTEE DESIGNATION. If the Employer, in Adoption Agreement
Section 1.02, designates the Trustee to administer the Trust as a discretionary Trustee, then the Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset properly subject to Employer, Participant or Advisory Committee direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Advisory Committee. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

                  (a) To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, to buy and sell commodities, commodity options and contracts for the future delivery of commodities, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind constituting a diversification considered by law suitable for trust investments.

                  (b) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest.




                                    10.01

                  (c) To invest, if the Trustee is a bank or similar financial institution supervised by the United States or by a State, in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code Section 414(b)) at a reasonable rate of interest or in a common trust fund, as described in Code Section 584, or in a collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, which the Trustee (or its affiliate, as defined in Code
         Section 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.

                  (d) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides.

                  (e) To credit and distribute the Trust as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Advisory Committee for any payment or distribution made by it in good faith on the order or direction of the Advisory Committee.

                  (f) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

                  (g) To compromise, contest, arbitrate or abandon claims and demands, in its discretion.

                  (h) To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights.

                  (i) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders.

                  (j) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship.

                  (k) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.




                                    10.02

                  (l) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

                  (m) To file all tax returns required of the Trustee.

                  (n) To furnish to the Employer, the Plan Administrator and the Advisory Committee an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer, the Plan Administrator and the Advisory Committee, except as to any act or transaction concerning which the Employer, the Plan Administrator or the Advisory Committee files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

                  (o) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

[B] NONDISCRETIONARY TRUSTEE DESIGNATION/APPOINTMENT OF CUSTODIAN. If the Employer, in its Adoption Agreement Section 1.02, designates the Trustee to administer the Trust as a nondiscretionary Trustee, then the Trustee will not have any discretion or authority with regard to the investment of the Trust Fund, but must act solely as a directed trustee of the funds contributed to it. A nondiscretionary Trustee, as directed Trustee of the funds held by it under the Employer's Plan, is authorized and empowered, by way of limitation, with the following powers, rights and duties, each of which the nondiscretionary Trustee exercises solely as directed trustee in accordance with the written direction of the Named Fiduciary (except to the extent a Plan asset is subject to the control and management of a properly appointed Investment Manager or subject to Advisory Committee or Participant direction of investment):

                  (a) To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, to buy or sell options on common stock on a nationally recognized options exchange with or without holding the underlying common stock, to buy and sell commodities, commodity options and contracts for the future delivery of commodities, and to make any other investments the Named Fiduciary deems appropriate.




                                    10.03

                  (b) To retain in cash so much of the Trust Fund as the Named Fiduciary may direct in writing to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest, including, specific authority to invest in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code Section 414(b)) at a reasonable rate of interest.

                  (c) To sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Named Fiduciary directs in writing.

                  (d) To credit and distribute the Trust as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Advisory Committee for any payment or distribution made by it in good faith on the order or direction of the Advisory Committee.

                  (e) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

                  (f) To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights, provided the exercise of any such powers is in accordance with and at the written direction of the Named Fiduciary.

                  (g) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders, provided the exercise of any such powers is in accordance with and at the written direction of the Named Fiduciary.

                  (h) To hold any securities or other property in the name of the nondiscretionary Trustee or its nominee, with depositories or agent depositories or in another form as the Named Fiduciary may deem best, with or without disclosing the custodial relationship.

                  (i) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until a court of competent jurisdiction makes final adjudication.

                  (j) To file all tax returns required of the Trustee.




                                    10.04

                  (k) To furnish to the Named Fiduciary, the Employer, the Plan Administrator and the Advisory Committee an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the nondiscretionary Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Named Fiduciary, the Employer, the Plan Administrator and the Advisory Committee, except as to any act or transaction concerning which the Named Fiduciary, the Employer, the Plan Administrator or the Advisory Committee files with the nondiscretionary Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

                  (l) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

         APPOINTMENT OF CUSTODIAN. The Employer may appoint a Custodian under the Plan, the acceptance by the Custodian indicated on the execution page of the Employer's Adoption Agreement. If the Employer appoints a Custodian, the Employer's Plan must have a discretionary Trustee, as described in Section 10.03[A]. A Custodian has the same powers, rights and duties as a nondiscretionary Trustee, as described in this Section 10.03[B]. The Custodian accepts the terms of the Plan and Trust by executing the Employer's Adoption Agreement. Any reference in the Plan to a Trustee also is a reference to a Custodian where the context of the Plan dictates. A limitation of the Trustee's liability by Plan provision also acts as a limitation of the Custodian's liability. Any action taken by the Custodian at the discretionary Trustee's direction satisfies any provision in the Plan referring to the Trustee's taking that action.

         MODIFICATION OF POWERS/LIMITED RESPONSIBILITY. The Employer and the Custodian or nondiscretionary Trustee, by letter agreement, may limit the powers of the Custodian or nondiscretionary Trustee to any combination of powers listed within this Section 10.03[B]. If there is a Custodian or a nondiscretionary Trustee under the Employer's Plan, then the Employer, in adopting this Plan acknowledges the Custodian or nondiscretionary Trustee has no discretion with respect to the investment or re-investment of the Trust Fund and that the Custodian or nondiscretionary Trustee is acting solely as custodian or as directed trustee with respect to the assets comprising the Trust Fund.

[C] LIMITATION OF POWERS OF CERTAIN CUSTODIANS. If a Custodian is a bank which, under its governing state law, does not possess trust powers, then paragraphs
(a), (c), (e), (f), (g) of Section 10.03[B], Section 10.16 and Article XI do not apply to that bank and that bank only has the power and authority to exercise the remaining powers, rights and duties under Section 10.03[B].

[D] NAMED FIDUCIARY/LIMITATION OF LIABILITY OF NONDISCRETIONARY TRUSTEE OR CUSTODIAN. Under a nondiscretionary Trustee designation, the Named Fiduciary under the Employer's Plan has the sole responsibility for the management and control of the Employer's Trust Fund, except with





                                    10.05
respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset properly subject to Participant or Advisory Committee direction of investment If the Employer appoints a Custodian, the Named Fiduciary is the discretionary Trustee. Under a nondiscretionary Trustee designation, unless the Employer designates in writing another person or persons to serve as Named Fiduciary, the Named Fiduciary under the Plan is the president of a corporate Employer, the managing partner of a partnership Employer or the sole proprietor, as appropriate. The Named Fiduciary will exercise its management and control of the Trust Fund through its written direction to the nondiscretionary Trustee or to the Custodian, whichever applies to the Employer's Plan.

         The nondiscretionary Trustee or Custodian has no duty to review or to make recommendations regarding investments made at the written direction of the Named Fiduciary. The nondiscretionary Trustee or Custodian must retain any investment obtained at the written direction of the Named Fiduciary until further directed in writing by the Named Fiduciary to dispose of such investment. The nondiscretionary Trustee or Custodian is not liable in any manner or for any reason for making, retaining or disposing of any investment pursuant to any written direction described in this paragraph. Furthermore, the Employer agrees to indemnify and to hold the nondiscretionary Trustee or Custodian harmless from any damages, costs or expenses, including reasonable counsel fees, which the nondiscretionary Trustee or Custodian may incur as a result of any claim asserted against the nondiscretionary Trustee, the Custodian or the Trust arising out of the nondiscretionary Trustee's or Custodian's compliance with any written direction described in this paragraph.

[E] PARTICIPANT LOANS. This Section 10.03[E] specifically authorizes the Trustee to make loans on a nondiscriminatory basis to a Participant or to a Beneficiary in accordance with the loan policy established by the Advisory Committee, provided: (1) the loan policy satisfies the requirements of Section 9.04; (2) loans are available to all Participants and Beneficiaries on a reasonably equivalent basis and are riot available in a greater amount for Highly Compensated Employees than for other Employees; (3) any loan is adequately secured and bears a reasonable rate of interest; (4) the loan provides for repayment within a specified time; (5) the default provisions of the note prohibit offset of the Participant's Nonforfeitable Accrued Benefit prior to the time the Trustee otherwise would distribute the Participant's Nonforfeitable Accrued Benefit; (6) the amount of the loan does not exceed (at the time the Plan extends the loan) the present value of the Participant's Nonforfeitable Accrued Benefit; and (7) the loan otherwise conforms to the exemption provided by Code Section 4975(d)(1). If the joint and survivor requirements of Article VI apply to the Participant, the Participant may not pledge any portion of his Accrued Benefit as security for a loan made after August 18, 1985, unless, within the 90 day period ending on the date the pledge becomes effective, the Participant's spouse, if any, consents (in a manner described in Section 6.05 other than the requirement relating to the consent of a subsequent spouse) to the security or, by separate consent, to an increase in the amount of security. If the Employer is an unincorporated trade or business, a Participant who is an Owner-Employee may not receive a loan from the Plan, unless he has obtained a prohibited transaction exemption from the Department of Labor. If the Employer is an "S Corporation," a Participant who is a shareholder-employee (an employee or an officer) who, at any time during the Employer's taxable year, owns more than 5%, either directly or by attribution under



                                    10.06

Code Section 318(a)(1), of the Employer's outstanding stock may not receive a loan from the Plan, unless he has obtained a prohibited transaction exemption from the Department of Labor. If the Employer is not an unincorporated trade or business nor an "S Corporation," this Section 10.03[E] does not impose any restrictions on the class of Participants eligible for a loan from the Plan.

[F] INVESTMENT IN QUALIFYING EMPLOYER SECURITIES AND QUALIFYING EMPLOYER REAL PROPERTY. The investment options in this Section 10.03[F] include the ability to invest in qualifying Employer securities or qualifying Employer Real property, as defined in and as limited by ERISA. If the Employer's Plan is a Nonstandardized profit sharing plan, it may elect in its Adoption Agreement to permit the aggregate investments in qualifying Employer securities and in qualifying Employer Real property to exceed 10% of the value of Plan assets.

         10.04 RECORDS AND STATEMENTS. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator, the Advisory Committee and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer, Plan Administrator or Advisory Committee may specify in writing. The Trustee must furnish the Plan Administrator or Advisory Committee with whatever information relating to the Trust Fund the Plan Administrator or Advisory Committee considers necessary.

         10.05 FEES AND EXPENSES FROM FUND. A Trustee or Custodian will receive reasonable annual compensation as may be agreed upon from time to time between the Employer and the Trustee or Custodian. No person who is receiving full pay from the Employer may receive compensation for services as Trustee or as Custodian. The Trustee will pay from the Trust Fund all fees and expenses reasonably incurred by the Plan, to the extent such fees and expenses are for the ordinary and necessary administration and operation of the Plan, unless the Employer pays such fees and expenses. Any fee or expense paid, directly or indirectly, by the Employer is not an Employer contribution to the Plan, provided the fee or expense relates to the ordinary and necessary administration of the Fund.

         10.06 PARTIES TO LITIGATION. Except as otherwise provided by ERISA, no Participant or Beneficiary is a necessary party or is required to receive notice of process in any court proceeding involving the Plan, the Trust Fund or any fiduciary of the Plan. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the Advisory Committee, the Trustee, Custodian, Participants and Beneficiaries.

         10.07 PROFESSIONAL AGENTS. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.




                                    10.07

         10.08 DISTRIBUTION OF CASH OR PROPERTY. The Trustee may make distribution under the Plan in cash or property, or partly in each, at its fair market value as determined by the Trustee. For purposes of a distribution to a Participant or to a Participant's designated Beneficiary or surviving spouse, "property" includes a Nontransferable Annuity Contract, provided the contract satisfies the requirements of this Plan.

         10.09 DISTRIBUTION DIRECTIONS. If no one claims a payment or distribution made from the Trust, the Trustee must promptly notify the Advisory Committee and then dispose of the payment in accordance with the subsequent direction of the Advisory Committee.

         10.10 THIRD PARTY/MULTIPLE TRUSTEES. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, a decision of the majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund or of any portion of the Trust Fund with respect to which such persons act as Trustee. However, the signature of only one Trustee is necessary to effect any transaction on behalf of the Trust

         10.11 RESIGNATION. The Trustee or Custodian may resign its position at any time by giving 30 days' written notice in advance to the Employer and to the Advisory Committee. If the Employer fails to appoint a successor Trustee within 60 days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Employer as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee. The Employer, in its sole discretion, may replace a Custodian. If the Employer does not replace a Custodian, the discretionary Trustee will assume possession of Plan assets held by the former Custodian.

         10.12 REMOVAL. The Employer, by giving 30 days' written notice in advance to the Trustee, may remove any Trustee or Custodian. In the event of the resignation or removal of a Trustee, the Employer must appoint a successor Trustee if it intends to continue the Plan. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee.

         10.13 INTERIM DUTIES AND SUCCESSOR TRUSTEE. Each successor Trustee succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and by filing the acceptance with the former Trustee and the Advisory Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each





                                    10.08
successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer and the Advisory Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

         10.14 VALUATION OF TRUST. The Trustee must value the Trust Fund as of each Accounting Date to determine the fair market value of each Participant's Accrued Benefit in the Trust. The Trustee also must value the Trust Fund on such other valuation dates as directed in writing by the Advisory Committee or as required by the Employer's Adoption Agreement.

         10.15 LIMITATION ON LIABILITY - IF INVESTMENT MANAGER, ANCILLARY TRUSTEE OR INDEPENDENT FIDUCIARY APPOINTED. The Trustee is not liable for the acts or omissions of any Investment Manager the Advisory Committee may appoint, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Advisory Committee, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

         The limitation on liability described in this Section 10.15 also applies to the acts or omissions of any ancillary trustee or independent fiduciary properly appointed under Section 10.17 of the Plan. However, if a discretionary Trustee, pursuant to the delegation described in Section 10.17 of the Plan, appoints an ancillary trustee, the discretionary Trustee is responsible for the periodic review of the ancillary trustee's actions and must exercise its delegated authority in accordance with the terms of the Plan and in a manner consistent with ERISA. The Employer, the discretionary Trustee and an ancillary trustee may execute a letter agreement as a part of this Plan delineating any indemnification agreement between the parties.

         10.16 INVESTMENT IN GROUP TRUST FUND. The Employer, by adopting this Plan, specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any group trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code Section 401(a). This authorization applies solely to a group trust fund exempt from taxation under Code Section 501(a) and the trust agreement of which satisfies the requirements of Revenue Ruling 81-100. The provisions of the group trust fund agreement, as amended from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the group trust fund will govern any investment of Plan assets in that fund. The Employer must specify in an attachment to its adoption agreement the group trust fund(s) to which this authorization applies. If the Trustee is acting as a nondiscretionary Trustee, the investment in the group trust fund is available only in accordance with a proper direction, by the Named Fiduciary, in accordance with Section 10.03[B]. Pursuant to paragraph (c) of Section 10.03[A] of the Plan, a Trustee has the authority to





                                    10.09
invest in certain common trust funds and collective investment funds without the need for the authorizing addendum described in this Section 10.16.

         Furthermore, at the Employer's direction, the Trustee, for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the plan(s) in which he is a Participant.

         10.17 APPOINTMENT OF ANCILLARY TRUSTEE OR INDEPENDENT FIDUCIARY. The Employer, in writing, may appoint any person in any State to act as ancillary trustee with respect to a designated portion of the Trust Fund. An ancillary trustee must acknowledge in writing its acceptance of the terms and conditions of its appointment as ancillary trustee and its fiduciary status under ERISA. The ancillary trustee has the rights, powers, duties and discretion as the Employer may delegate, subject to any limitations or directions specified in the instrument evidencing appointment of the ancillary trustee and to the terms of the Plan or of ERISA. The investment powers delegated to the ancillary trustee may include any investment powers available under Section 10.03 of the Plan including the right to invest any portion of the assets of the Trust Fund in a common trust fund, as described in Code
Section 584, or in any collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, but only if the ancillary trustee is a bank or similar financial institution supervised by the United States or by a State and the ancillary trustee (or its affiliate, as defined in Code Section 1504) maintains the common trust fund or collective investment fund exclusively for the collective investment of money contributed by the ancillary trustee (or its affiliate) in a trustee capacity and which conforms to the rules of the Comptroller of the Currency. The Employer also may appoint as an ancillary trustee, the trustee of any group trust fund designated for investment pursuant to the provisions of
Section 10.16 of the Plan.

         The ancillary trustee may resign its position at any time by providing at least 30 days' advance written notice to the Employer, unless the Employer waives this notice requirement. The Employer, in writing, may remove an ancillary trustee at any time. In the event of resignation or removal, the Employer may appoint another ancillary trustee, return the assets to the control and management of the Trustee or receive such assets in the capacity of ancillary trustee. The Employer may delegate its responsibilities under this
Section 10.17 to a discretionary Trustee under the Plan, but not to a nondiscretionary Trustee or to a Custodian, subject to the acceptance by the discretionary Trustee of that delegation.

         If the U.S. Department of Labor ("the Department") requires engagement of an independent fiduciary to have control or management of all or a portion of the Trust Fund, the Employer will appoint such independent fiduciary, as directed by the Department. The independent fiduciary will have the duties, responsibilities and powers prescribed by the Department and will exercise those duties, responsibilities and powers in accordance with the terms, restrictions and conditions established by the Department and, to the extent not inconsistent with ERISA, the terms of the Plan.




                                    10.10

The independent fiduciary must accept its appointment in writing and must acknowledge its status as a fiduciary of the Plan.


                        * * * * * * * * * * * * * * * *




                                    10.11

                                   ARTICLE XI
             PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY

         11.01 INSURANCE BENEFIT. The Employer may elect to provide incidental life insurance benefits for insurable Participants who consent to life insurance benefits by signing the appropriate insurance company application form. The Trustee will not purchase any incidental life insurance benefit for any Participant prior to an allocation to the Participant's Account. At an insured Participant's written direction, the Trustee will use all or any portion of the Participant's nondeductible voluntary contributions, if any, to pay insurance premiums covering the Participant's life. This Section 11.01 also authorizes the purchase of life insurance, for the benefit of the Participant, on the life of a family member of the Participant or on any person in whom the Participant has an insurable interest. However, if the policy is on the joint lives of the Participant and another person, the Trustee may not maintain that policy if that other person predeceases the Participant.

         The Employer will direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance contracts, the amount of the coverage and the applicable dividend plan. Each application for a policy, and the policies themselves, must designate the Trustee as sole owner, with the right reserved to the Trustee to exercise any right or option contained in the policies, subject to the terms and provisions of this Agreement. The Trustee must be the named beneficiary for the Account of the insured Participant. Proceeds of insurance contracts paid to the Participant's Account under this Article XI are subject to the distribution requirements of Article V and of Article VI. The Trustee will not retain any such proceeds for the benefit of the Trust.

         The Trustee will charge the premiums on any incidental benefit insurance contract covering the life of a Participant against the Account of that Participant. The Trustee will hold all incidental benefit insurance contracts issued under the Plan as assets of the Trust created under the Plan.

(A) INCIDENTAL INSURANCE BENEFITS. The aggregate of life insurance premiums paid for the benefit of a Participant, at all times, may not exceed the following percentages of the aggregate of the Employer's contributions allocated to any Participant's Account: (i) 49% in the case of the purchase of ordinary life insurance contracts; or (ii) 25% in the case of the purchase of term life insurance or universal life insurance contracts. If the Trustee purchases a combination of ordinary life insurance contract(s) and term life insurance or universal life insurance contract(s), then the sum of one-half of the premiums paid for the ordinary life insurance contract(s) and the premiums paid for the term life insurance or universal life insurance contract(s) may not exceed 25% of the Employer contributions allocated to any Participant's Account.

(B) EXCEPTION FOR CERTAIN PROFIT SHARING PLANS. If the Employer's Plan is a profit sharing plan, the incidental insurance benefits requirement does not apply to the Plan if the Plan purchases life insurance benefits only from Employer contributions accumulated in the Participant's Account for at least two years (measured from the allocation date).





                                    11.01

         11.02 LIMITATION ON LIFE INSURANCE PROTECTION. The Trustee will not continue any life insurance protection for any Participant beyond his annuity starting date (as defined in Article VI). If the Trustee holds any incidental benefit insurance contract(s) for the benefit of a Participant when he terminates his employment (other than by reason of death), the Trustee must proceed as follows:

         (a) If the entire cash value of the contract(s) is vested in the terminating Participant, or if the contract(s) will have no cash value at the end of the policy year in which termination of employment occurs, the Trustee will transfer the contract(s) to the Participant endorsed so as to vest in the transferee all right, title and interest to the contract(s), free and clear of the Trust; subject however, to restrictions as to surrender or payment of benefits as the issuing insurance company may permit and as the Advisory Committee directs;

         (b) If only part of the cash value of the contract(s) is vested in the terminating Participant, the Trustee, to the extent the Participant's interest in the cash value of the contract(s) is not vested, may adjust the Participant's interest in the value of his Account attributable to Trust assets other than incidental benefit insurance contracts and proceed as in (a), or the Trustee must effect a loan from the issuing insurance company on the sole security of the contract(s) for an amount equal to the difference between the cash value of the contract(s) at the end of the policy year in which termination of employment occurs and the amount of the cash value that is vested in the terminating Participant, and the Trustee must transfer the contract(s) endorsed so as to vest in the transferee all right, title and interest to the contract(s), free and clear of the Trust; subject however, to the restrictions as to surrender or payment of benefits as the issuing insurance company may permit and the Advisory Committee directs;

         (c) If no part of the cash value of the contract(s) is vested in the terminating Participant, the Trustee must surrender the contract(s) for cash proceeds as may be available.

         In accordance with the written direction of the Advisory Committee, the Trustee will make any transfer of contract(s) under this Section 11.02 on the Participant's annuity starting date (or as soon as administratively practicable after that date). The Trustee may not transfer any contract under this Section 1 1.02 which contains a method of payment not specifically authorized by Article VI or which fails to comply with the joint and survivor annuity requirements, if applicable, of Article VI. In this regard, the Trustee either must convert such a contract to cash and distribute the cash instead of the contract, or before making the transfer, require the issuing company to delete the unauthorized method of payment option from the contract.

         11.03    DEFINITIONS.  For purposes of this Article XI:

         (a) "Policy" means an ordinary life insurance contract or a term life insurance contract issued by an insurer on the life of a Participant.




                                    11.02

         (b) "Issuing insurance company" is any life insurance company which has issued a policy upon application by the Trustee under the terms of this Agreement.

         (c) "Contract" or "Contracts" means a policy of insurance. In the event of any conflict between the provisions of this Plan and the terms of any contract or policy of insurance issued in accordance with this Article XI, the provisions of the Plan control.

         (d) "Insurable Participant" means a Participant to whom an insurance company, upon an application being submitted in accordance with the Plan, will issue insurance coverage, either as a standard risk or as a risk in an extra mortality classification.

         11.04 DIVIDEND PLAN. The dividend plan is premium reduction unless the Advisory Committee directs the Trustee to the contrary. The Trustee must use all dividends for a contract to purchase insurance benefits or additional insurance benefits for the Participant on whose life the insurance company has issued the contract. Furthermore, the Trustee must arrange, where possible, for all policies issued on the lives of Participants under the Plan to have the same premium due date and all ordinary life insurance contracts to contain guaranteed cash values with as uniform basic options as are possible to obtain. The term "dividends" includes policy dividends, refunds of premiums and other credits.

         11.05 INSURANCE COMPANY NOT A PARTY TO AGREEMENT. No insurance company, solely in its capacity as an issuing insurance company, is a party to this Agreement nor is the company responsible for its validity.

         11.06 INSURANCE COMPANY NOT RESPONSIBLE FOR TRUSTEE'S ACTIONS. No insurance company, solely in its capacity as an issuing insurance company, need examine the terms of this Agreement nor is responsible for any action taken by the Trustee.

         11.07 INSURANCE COMPANY RELIANCE ON TRUSTEE'S SIGNATURE. For the purpose of making application to an insurance company and in the exercise of any right or option contained in any policy, the insurance company may rely upon the signature of the Trustee and is saved harmless and completely discharged in acting at the direction and authorization of the Trustee.

         11.08 ACQUITTANCE. An insurance company is discharged from all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and is not obliged to see to the distribution or further application of any moneys it so pays.

         11.09 DUTIES OF INSURANCE COMPANY. Each insurance company must keep such records, make such identification of contracts, funds and accounts within funds, and supply such information as may be necessary for the proper administration of the Plan under which it is carrying insurance benefits.




                                    11.03

         Note: The provisions of this Article XI are not applicable, and the Plan may not invest in insurance contracts, if a Custodian signatory to the Adoption Agreement is a bank which has not acquired trust powers from its governing state banking authority.


                        * * * * * * * * * * * * * * * *





                                    11.04

                                  ARTICLE XII
                                 MISCELLANEOUS

         12.01 EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Advisory Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

         12.02 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor the Advisory Committee has any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Advisory Committee to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Advisory Committee need inquire into or be responsible for any action or failure to act on the part of the others, or on the part of any other person who has any responsibility regarding the management, administration or operation of the Plan, whether by the express terms of the Plan or by a separate agreement authorized by the Plan or by the applicable provisions of ERISA. Any action required of a corporate Employer must be by its Board of Directors or its designate.

         12.03 FIDUCIARIES NOT INSURERS. The Trustee, the Advisory Committee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Advisory Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

         12.04 WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice, unless the Code or Treasury regulations prescribe the notice or ERISA specifically or impliedly prohibits such a waiver.

         12.05 SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Advisory Committee, the Plan Administrator and their successors.

         12.06 WORD USAGE. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Employer's Plan dictates, the plural includes the singular and the singular includes the plural.

         12.07 STATE LAW. The law of the state of the Employer's principal place of business (unless otherwise designated in an addendum to the Employer's Adoption Agreement) will determine



                                    12.01
all questions arising with respect to the provisions of this Agreement except to the extent superseded by Federal law.

         12.08 EMPLOYER'S RIGHT TO PARTICIPATE. If the Employer's Plan fails to qualify or to maintain qualification or if the Employer makes any amendment or modification to a provision of this Plan (other than a proper completion of an elective provision under the Adoption Agreement or the attachment of an addendum authorized by the Plan or by the Adoption Agreement), the Employer may no longer participate under this Prototype Plan. Furthermore, if the Employer no longer is a client of & Regional Prototype Sponsor, subsequent amendments to this Prototype Plan by the Regional Prototype Sponsor, pursuant to Section
13.03 of the Plan, will result in the discontinuance of the Employer's participation in this Prototype Plan unless it resumes its client relationship with the Regional Prototype Sponsor. If the Employer is not entitled to participate under this Prototype Plan, the Employer's Plan is an individually-designed plan and the reliance procedures specified in the applicable Adoption Agreement no longer will apply.

         12.09 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.




                                    12.02

                                  ARTICLE XIII
                   EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

         13.01 EXCLUSIVE BENEFIT. Except as provided under Article III, the Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. However, if the Commissioner of Internal Revenue, upon the Employer's request for initial approval of this Plan, determines the Trust created under the Plan is not a qualified trust exempt from Federal income tax, then (and only then) the Trustee, upon written notice from the Employer, will return the Employer's contributions (and increment attributable to the contributions) to the Employer. The Trustee must make the return of the Employer contribution under this Section 13.01 within one year of a final disposition of the Employer's request for initial approval of the Plan. The Employer's Plan and Trust will terminate upon the Trustee's return of the Employer's contributions.

         13.02 AMENDMENT BY EMPLOYER. The Employer has the right at any time and from time to time:

         (a) To amend the elective provisions of the Adoption Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the provisions of Code Section 401(a);

         (b) To amend the Plan to allow the Plan to operate under a waiver of the minimum funding requirement; and

         (c) To amend this Agreement in any other manner.

         No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. The Employer also may not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the Advisory Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Advisory Committee. The Employer must make all amendments in writing. Each amendment must state the date to which it is either retroactively or prospectively effective. See
Section 12.08 for the effect of certain amendments adopted by the Employer.

(A) CODE SECTION 411(d)(6) PROTECTED BENEFITS. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code
Section 412(c)(8), and may not reduce or eliminate Code Section 411(d)(6) protected



                                    13.01
benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment An amendment reduces or eliminates Code
Section 411(d)(6) protected benefits if the amendment has the effect of either
(1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Advisory Committee must disregard an amendment because the amendment would violate clause (1) or clause
(2), the Advisory Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

         13.03 AMENDMENT BY REGIONAL PROTOTYPE PLAN SPONSOR. The Regional Prototype Plan Sponsor, without the Employer's consent, may amend the Plan and Trust, from time to time, in order to conform the Plan and Trust to any requirement for qualification of the Plan and Trust under the Internal Revenue Code. The Regional Prototype Plan Sponsor may not amend the Plan in any manner which would modify any election made by the Employer under the Plan without the Employer's written consent. Furthermore, the Regional Prototype Plan Sponsor may not amend the Plan in any manner which would violate the proscription of
Section 13.02. A Trustee does not have the power to amend the Plan or Trust.

         13.04 DISCONTINUANCE. The Employer has the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan will terminate upon the first to occur of the following:

         (a) The date terminated by action of the Employer;

         (b) The dissolution or merger of the Employer, unless the successor makes provision to continue the Plan, in which event the successor must substitute itself as the Employer under this Plan. Any termination of the Plan resulting from this paragraph (b) is not effective until compliance with any applicable notice requirements under ERISA.

         13.05 FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of profit sharing plan contributions to the Plan, an affected Participant's right to his Accrued Benefit is 100% Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under Article V.

         13.06 MERGER/DIRECT TRANSFER. The Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code Section 401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.




                                    13.02

    The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Trustee accepts such a direct transfer of plan assets, the Advisory Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan.

(A) ELECTIVE TRANSFERS. The Trustee, after August 9, 1988, may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer, or unless the transferred benefits are in the form of paid-up individual annuity contracts guaranteeing the payment of the transferred benefits in accordance with the terms of the transferor plan and in a manner consistent with the Code and with ERISA. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code Section 411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 13.02. A transfer is an elective transfer if: (1) the transfer satisfies the first paragraph of this Section 13.06; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his Code Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating);
(4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age; (8) the Participant has a 100% Nonforfeitable interest in the transferred benefit; and (9) the transfer otherwise satisfies applicable Treasury regulations. An elective transfer may occur between qualified plans of any type. Any direct transfer of assets from a defined benefit plan after August 9, 1988, which does not satisfy the requirements of this paragraph will render the Employer's Plan individually-designed. See Section 12.08.

(B) DISTRIBUTION RESTRICTIONS UNDER CODE Section 401(K). If the Plan receives a direct transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a Plan with a Code Section 401(k) arrangement, the distribution restrictions of Code Sections 401(k)(2) and (10) continue to apply to those transferred elective contributions.

    13.07 TERMINATION.

(A) PROCEDURE. Upon termination of the Plan, the distribution provisions of
Article VI remain operative, with the following exceptions:




                                    13.03

         (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and

         (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

         To liquidate the Trust, the Advisory Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $3,500 and the Participant does not elect an immediate distribution pursuant to Paragraph (2).

         If the Employer's Plan is a profit sharing plan, in lieu of the preceding provisions of this Section 13.07 and the distribution provisions of
Article VI, the Advisory Committee will direct the Trustee to distribute each Participant's Nonforfeitable Accrued Benefit, in lump sum, as soon as administratively practicable after the termination of the Plan, irrespective of the present value of the Participant's Nonforfeitable Accrued Benefit and whether the Participant consents to that distribution. This paragraph does not apply if: (1) the Plan provides an annuity option; or (2) as of the period between the Plan termination date and the final distribution of assets, the Employer maintains any other defined contribution plan (other than an ESOP). The Employer, in an addendum to its Adoption Agreement numbered 13.07, may elect not to have this paragraph apply.

         The Trust will continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan. On each valuation date, the Advisory Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to freeze all future benefit accrual but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Election 13.07.

(B) DISTRIBUTION RESTRICTIONS UNDER CODE SECTION 401(K). If the Employer's Plan includes a Code Section 401(k) arrangement or if transferred assets described in Section 13.06 are subject to the distribution restrictions of Code Sections 401(k)(2) and (10), the special distribution provisions of this Section 13.07 are subject to the restrictions of this paragraph. The portion of the Participant's Nonforfeitable Accrued Benefit attributable to elective contributions (or to amounts treated under the Code Section 401(k) arrangement as elective contributions) is not distributable on account of Plan termination, as described in this Section 13.07, unless: (a) the Participant otherwise is entitled under the Plan to a distribution of that portion of his Nonforfeitable Accrued Benefit; or (b) the Plan termination occurs without the establishment of a successor plan. A successor plan under clause (b) is a defined




                                    13.04
contribution plan (other than an ESOP) maintained by the Employer (or by a related employer) at the time of the termination of the Plan or within the period ending twelve months after the final distribution of assets. A distribution made after March 31, 1988, pursuant to clause (b), must be part of a lump sum distribution to the Participant of his Nonforfeitable Accrued Benefit.


                         * * * * * * * * * * * * * * *




                                    13.05

                                  ARTICLE XIV
            CODE SECTION 401(k) AND CODE SECTION 401(m) ARRANGEMENTS

         14.01 APPLICATION. This Article XIV applies to an Employer's Plan only if the Employer is maintaining its Plan under a Code Section 401(k) Adoption Agreement.

         14.02 CODE Section 401(k) ARRANGEMENT. The Employer will elect in
Section 3.01 of its Adoption Agreement the terms of the Code Section 401(k) arrangement, if any, under the Plan. If the Employer's Plan is a Standardized Plan, the Code Section 401(k) arrangement must be a salary reduction arrangement. If the Employer's Plan is a Nonstandardized Plan, the Code Section 401(k) arrangement may be a salary reduction arrangement or a cash or deferred arrangement.

(A) SALARY REDUCTION ARRANGEMENT. If the Employer elects a salary reduction arrangement, any Employee eligible to participate in the Plan may file a salary reduction agreement with the Advisory Committee. The salary reduction agreement may not be effective earlier than the following date which occurs last: (i) the Employee's Plan Entry Date (or, in the case of a reemployed Employee, his reparticipation date under Article II); (ii) the execution date of the Employee's salary reduction agreement; (iii) the date the Employer adopts the Code Section 401(k) arrangement by executing the Adoption Agreement; or (iv) the effective date of the Code Section 401(k) arrangement, as specified in the Employer's Adoption Agreement. Regarding clause (i), an Employee subject to the Break in Service rule of Section 2.03(B) of the Plan may not enter into a salary reduction agreement until the Employee has completed a sufficient number of Hours of Service to receive credit for a Year of Service (as defined in Section 2.02) following his reemployment commencement date. A salary reduction agreement must specify the amount of Compensation (as defined in Section 1.12) or percentage of Compensation the Employee wishes to defer. The salary reduction agreement will apply only to Compensation which becomes currently available to the Employee after the effective date of the salary reduction agreement. The Employer will apply a reduction election to all Compensation
(and to increases in such Compensation) unless the Employee specifies in his salary reduction agreement to limit the election to certain Compensation. The Employer will specify in Adoption Agreement Section 3.01 the rules and restrictions applicable to the Employees salary reduction agreements.

(B) CASH OR DEFERRED ARRANGEMENT. If the Employer elects a cash or deferred arrangement, a Participant may elect to make a cash election against his proportionate share of the Employer's Cash or Deferred Contribution, in accordance with the Employer's elections in Adoption Agreement Section 3.01. A Participant's proportionate share of the Employer's Cash or Deferred Contribution is the percentage of the total Cash or Deferred Contribution which bears the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of determining each Participant's proportionate share of the Cash or Deferred Contribution, a Participant's Compensation is his Compensation as determined under Section 1.12 of the Plan (as modified by Section 3.06 for allocation purposes), excluding any effect the proportionate share may have on the Participant's Compensation for the Plan Year. The Advisory Committee will determine the proportionate share prior to the Employer's actual contribution to the



                                    14.01

Trust, to provide the Participants the opportunity to file cash elections. The Employer will pay directly to the Participant the portion of his proportionate share the Participant has elected to receive in cash.

(C) ELECTION NOT TO PARTICIPATE. A Participant's or Employee's election not to participate, pursuant to Section 2.06, includes his right to enter into a salary reduction agreement or to share in the allocation of a Cash or Deferred Contribution, unless the Participant or Employee limits the effect of the election to the non-401(k) portions of the Plan.

    14.03 DEFINITIONS. For purposes of this Article XIV:

(a) "Highly Compensated Employee" means an Eligible Employee who satisfies the definition in Section 1.09 of the Plan. Family members aggregated as a single Employee under Section 1.09 constitute a single Highly Compensated Employee, whether a particular family member is a Highly Compensated Employee or a Nonhighly Compensated Employee without the application of family aggregation.

(b) "Nonhighly Compensated Employee" means an Eligible Employee who is not a Highly Compensated Employee and who is not a family member treated as a Highly Compensated Employee.

(c) "Eligible Employee" means, for purposes of the ADP test described in
Section 14.08, an Employee who is eligible to enter into a salary reduction agreement for the Plan Year, irrespective of whether he actually enters into such an agreement, and a Participant who is eligible for an allocation of the Employer's Cash or Deferred Contribution for the Plan Year. For purposes of the ACP test described in Section 14.09, an "Eligible Employee" means a Participant who is eligible to receive an allocation of matching contributions (or would be eligible if he made the type of contributions necessary to receive an allocation of matching contributions) and a Participant who is eligible to make nondeductible contributions, irrespective of whether he actually makes nondeductible contributions. An Employee continues to be an Eligible Employee during a period the Plan suspends the Employee's right to make elective deferrals or nondeductible contributions following a hardship distribution.

(d) "Highly Compensated Group" means the group of Eligible Employees who are Highly Compensated Employees for the Plan Year.

(e) "Nonhighly Compensated Group" means the group of Eligible Employees who are Nonhighly Compensated Employees for the Plan Year.

(f) "Compensation" means, except as specifically provided in this Article XIV, Compensation as defined for nondiscrimination purposes in Section 1.12(B) of the Plan. To compute an Employee's ADP or ACP, the Advisory Committee may limit Compensation taken into account to Compensation received only for the portion of the Plan Year in which the Employee was an Eligible Employee and



                                    14.02
only for the portion of the Plan Year in which the Plan or the Code Section 401(k) arrangement was in effect.

(g) "Deferral contributions" are Salary Reduction Contributions and Cash or Deferred Contributions the Employer contributes to the Trust on behalf of an Eligible Employee, irrespective of whether, in the case of Cash or Deferred Contributions, the contribution is at the election of the Employee. For Salary Reduction Contributions, the terms "deferral contributions" and "elective deferrals" have the same meaning.

(h) "Elective deferrals" are all Salary Reduction Contributions and that portion of any Cash or Deferred Contribution which the Employer contributes to the Trust at the election of an Eligible Employee. Any portion of a Cash or Deferred Contribution contributed to the Trust because of the Employee's failure to make a cash election is an elective deferral. However, any portion of a Cash or Deferred Contribution over which the Employee does not have a cash election is not an elective deferral. Elective deferrals do not include amounts which have become currently available to the Employee prior to the election nor amounts designated as nondeductible contributions at the time of deferral or contribution.

(i) "Matching contributions" are contributions made by the Employer on account of elective deferrals under a Code Section 401(k) arrangement or on account of employee contributions. Matching contributions also include Participant forfeitures allocated on account of such elective deferrals or employee contributions.

(j) "Nonelective contributions" are contributions made by the Employer which are not subject to a deferral election by an Employee and which are not matching contributions.

(k) "Qualified matching contributions" are matching contributions which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in paragraph (m). Matching contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of his Years of Service taken into account under a vesting schedule. Any matching contributions allocated to a Participant's Qualified Matching Contributions Account under the Plan automatically satisfy the definition of qualified matching contributions.

(l) "Qualified nonelective contributions" are nonelective contributions which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in paragraph (m). Nonelective contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of his Years of Service taken into account under a vesting schedule. Any nonelective contributions allocated to a Participant's Qualified Nonelective Contributions Account under the Plan automatically satisfy the definition of qualified nonelective contributions.

(m) "Distribution restrictions" means the Employee may not receive a distribution of the specified contributions (nor earnings on those contributions) except in the event of (1) the Participant's death, disability, termination of employment or attainment of age 59 1/2, (2) financial hardship satisfying the




                                    14.03
requirements of Code Section 401(k) and the applicable Treasury regulations,
(3) a plan termination, without establishment of a successor defined contribution plan (other than an ESOP), (4) a sale of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business, but only to an employee who continues employment with the corporation acquiring those assets, or (5) a sale by a corporation of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)), but only to an employee who continues employment with the subsidiary. For Plan Years beginning after December 31, 1988, a distribution on account of financial hardship, as described in clause (2), may not include earnings on elective deferrals credited as of a date later than December 31, 1988, and may not include qualified matching contributions and qualified nonelective contributions, nor any earnings on such contributions, credited after December 31, 1988. A plan does not violate the distribution restrictions if, instead of the December 31, 1988, date in the preceding sentence the plan specifies a date not later than the end of the last Plan Year ending before July 1, 1989. A distribution described in clauses (3), (4) or (5), if made after March 31, 1988, must be a lump sum distribution, as required under Code Section 401(k)(10).

(n) "Employee contributions" are contributions made by a Participant on an after-tax basis, whether voluntary or mandatory, and designated, at the time of contribution, as an employee (or nondeductible) contribution. Elective deferrals and deferral contributions are not employee contributions. Participant nondeductible contributions, made pursuant to Section 4.01 of the Plan, are employee contributions.

    14.04 MATCHING CONTRIBUTIONS/EMPLOYEE CONTRIBUTIONS. The Employer may elect in Adoption Agreement Section 3.01 to provide matching contributions. The Employer also may elect in Adoption Agreement Section 4.01 to permit or to require a Participant to make nondeductible contributions.

(A) MANDATORY CONTRIBUTIONS. Any Participant nondeductible contributions eligible for matching contributions are mandatory contributions. The Advisory Committee will maintain a separate accounting, pursuant to Section 4.06 of the Plan, to reflect the Participant's Accrued Benefit derived from his mandatory contributions. The Employer, under Adoption Agreement Section 4.05, may prescribe special distribution restrictions which will apply to the Mandatory Contributions Account prior to the Participant's Separation from Service. Following his Separation from Service, the general distribution provisions of
Article VI apply to the distribution of the Participant's Mandatory Contributions Account.

         14.05 TIME OF PAYMENT OF CONTRIBUTIONS. The Employer must make Salary Reduction Contributions to the Trust within an administratively reasonable period of time after withholding the corresponding Compensation from the Participant. Furthermore, the Employer must make Salary Reduction Contributions, Cash or Deferred Contributions, Employer matching contributions (including qualified Employer matching contributions) and qualified Employer nonelective contributions no later than the time prescribed by the Code or by applicable Treasury regulations. Salary Reduction Contributions and Cash or Deferred Contributions are Employer




                                    14.04
contributions for all purposes under this Plan, except to the extent the Code or Treasury regulations prohibit the use of these contributions to satisfy the qualification requirements of the Code.

         14.06 SPECIAL ALLOCATION PROVISIONS - DEFERRAL CONTRIBUTIONS, MATCHING CONTRIBUTIONS AND QUALIFIED NONELECTIVE CONTRIBUTIONS. To make allocations under the Plan, the Advisory Committee must establish a Deferral Contributions Account, a Qualified Matching Contributions Account, a Regular Matching Contributions Account, a Qualified Nonelective Contributions Account and an Employer Contributions Account for each Participant.

(A) DEFERRAL CONTRIBUTIONS. The Advisory Committee will allocate to each Participant's Deferral Contributions Account the amount of Deferral Contributions the Employer makes to the Trust on behalf of the Participant. The Advisory Committee will make this allocation as of the last day of each Plan Year unless, in Adoption Agreement Section 3.04, the Employer elects more frequent allocation dates for salary reduction contributions.

(B) MATCHING CONTRIBUTIONS. The Employer must specify in its Adoption Agreement whether the Advisory Committee will allocate matching contributions to the Qualified Matching Contributions Account or to the Regular Matching Contributions Account of each Participant. The Advisory Committee will make this allocation as of the last day of each Plan Year unless, in Adoption Agreement Section 3.04, the Employer elects more frequent allocation dates for matching contributions.

         (1) To the extent the Employer makes matching contributions under a fixed matching contribution formula, the Advisory Committee will allocate the matching contribution to the Account of the Participant on whose behalf the Employer makes that contribution. A fixed matching contribution formula is a formula under which the Employer contributes a certain percentage or dollar amount on behalf of a Participant based on that Participant's deferral contributions or nondeductible contributions eligible for a match, as specified in Section 3.01 of the Employer's Adoption Agreement. The Employer may contribute on a Participant's behalf under a specific matching contribution formula only if the Participant satisfies the accrual requirements for matching contributions specified in Section 3.06 of the Employer's Adoption Agreement and only to the extent the matching contribution does not exceed the Participant's annual additions limitation in Part 2 of Article III.

         (2) To the extent the Employer makes matching contributions under a discretionary formula, the Advisory Committee will allocate the discretionary matching contributions to the Account of each Participant who satisfies the accrual requirements for matching contributions specified in Section 3.06 of the Employer's Adoption Agreement. The allocation of discretionary matching contributions to a Participant's Account is in the same proportion that each Participants eligible contributions bear to the total eligible contributions of all Participants. If the discretionary formula is a tiered formula, the Advisory Committee will make this allocation separately with respect to each tier of eligible contributions, allocating




                                    14.05
         in such manner the amount of the matching contributions made with respect to that tier. "Eligible contributions" are the Participant's deferral contributions or nondeductible contributions eligible for an allocation of matching contributions, as specified in Section 3.01 of the Employer's Adoption Agreement.

         If the matching contribution formula applies both to deferral contributions and to Participant nondeductible contributions, the matching contributions apply first to deferral contributions. Furthermore, the matching contribution formula does not apply to deferral contributions that are excess deferrals under Section 14.07. For this purpose: (a) excess deferrals relate first to deferral contributions for the Plan Year not otherwise eligible for a matching contribution; and (2) if the Plan Year is not a calendar year, the excess deferrals for a Plan Year are the last elective deferrals made for a calendar year. Under a Standardized Plan, an Employee forfeits any matching contribution attributable to an excess contribution or to an excess aggregate contribution, unless distributed pursuant to Sections 14.08 or 14.09. Under a Nonstandardized Plan, this forfeiture rule applies only if specified in Adoption Agreement Section 3.06. The provisions of Section 3.05 govern the treatment of any forfeiture described in this paragraph, and the Advisory Committee will compute a Participant's ACP under 14.09 by disregarding the forfeiture.

(C) QUALIFIED NONELECTIVE CONTRIBUTIONS. If the Employer, at the time of contribution, designates a contribution to be a qualified nonelective contribution for the Plan Year, the Advisory Committee will allocate that qualified nonelective contribution to the Qualified Nonelective Contributions Account of each Participant eligible for an allocation of that designated contribution, as specified in Section 3.04 of the Employer's Adoption Agreement. The Advisory Committee will make the allocation to each eligible Participant's Account in the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year. The Advisory Committee will determine a Participant's Compensation in accordance with the general definition of Compensation under
Section 1.12 of the Plan, as modified by the Employer in Sections 1.12 and 3.06 of its Adoption Agreement.

(D) NONELECTIVE CONTRIBUTIONS. To the extent the Employer makes nonelective contributions for the Plan Year which, at the time of contribution, it does not designate as qualified nonelective contributions, the Advisory Committee will allocate those contributions in accordance with the elections under Section
3.04 of the Employer's Adoption Agreement. For purposes of the special nondiscrimination tests described in Sections 14.08 and 14.09, the Advisory Committee may treat nonelective contributions allocated under this paragraph as qualified nonelective contributions, if the contributions otherwise satisfy the definition of qualified nonelective contributions.

         14.07  ANNUAL ELECTIVE DEFERRAL LIMITATION.

(A) ANNUAL ELECTIVE DEFERRAL LIMITATION. An Employee's elective deferrals for a calendar year beginning after December 31, 1986, may not exceed the 402(g) limitation. The 402(g) limitation is the greater of $7,000 or the adjusted amount determined by the Secretary of the Treasury. If,





                                    14.06
pursuant to a salary reduction agreement or pursuant to a cash or deferral election, the Employer determines the Employee's elective deferrals to the Plan for a calendar year would exceed the 402(g) limitation, the Employer will suspend the Employee's salary reduction agreement, if any, until the following January 1 and pay in cash the portion of a cash or deferral election which would result in the Employee's elective deferrals for the calendar year exceeding the 402(g) limitation. If the Advisory Committee determines an Employee's elective deferrals already contributed to the Plan for a calendar year exceed the 402(g) limitation, the Advisory Committee will distribute the amount in excess of the 402(g) limitation (the "excess deferral"), as adjusted for allocable income, no later than April 15 of the following calendar year. If the Advisory Committee distributes the excess deferral by the appropriate April 15, it may make the distribution irrespective of any other provision under this Plan or under the Code. The Advisory Committee will reduce the amount of excess deferrals for a calendar year distributable to the Employee by the amount of excess contributions (as determined in Section 14.08), if any, previously distributed to the Employee for the Plan Year beginning in that calendar year.

         If an Employee participates in another plan under which he makes elective deferrals pursuant to a Code Section 401(k) arrangement, elective deferrals under a Simplified Employee Pension, or salary reduction contributions to a tax-sheltered annuity, irrespective of whether the Employer maintains the other plan, he may provide the Advisory Committee a written claim for excess deferrals made for a calendar year. The Employee must submit the claim no later than the March 1 following the close of the particular calendar year and the claim must specify the amount of the Employee's elective deferrals under this Plan which are excess deferrals. If the Advisory Committee receives a timely claim, it will distribute the excess deferral (as adjusted for allocable income) the Employee has assigned to this Plan, in accordance with the distribution procedure described in the immediately preceding paragraph.

(B) ALLOCABLE INCOME. For purposes of making a distribution of excess deferrals pursuant to this Section 14.07, allocable income means net income or net loss allocable to the excess deferrals for the calendar year in which the Employee made the excess deferral, determined in a manner which is uniform, nondiscriminatory and reasonably reflective of the manner used by the Plan to allocate income to Participants' Accounts.

         14.08 ACTUAL DEFERRAL PERCENTAGE ("ADP") TEST. For each Plan Year, the Advisory Committee must determine whether the Plan's Code Section 401(k) arrangement satisfies either of the following ADP tests:

         (i)  The average ADP for the Highly Compensated Group does not exceed
         1.25 times the average ADP of the Nonhighly Compensated Group; or

         (ii) The average ADP for the Highly Compensated Group does not exceed the average ADP for the Nonhighly Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 14.10) and the average




                                    14.07

         ADP for the Highly Compensated Group is not more than twice the average ADP for the Nonhighly Compensated Group.

(A) CALCULATION OF ADP. The average ADP for a group is the average of the separate ADPs calculated for each Eligible Employee who is a member of that group. An Eligible Employee's ADP for a Plan Year is the ratio of the Eligible Employee's deferral contributions for the Plan Year to the Employee's Compensation for the Plan Year. For aggregated family members treated as a single Highly Compensated Employee, the ADP of the family unit is the ADP determined by combining the deferral contributions and Compensation of all aggregated family members. A Nonhighly Compensated Employee's ADP does not include elective deferrals made to this Plan or to any other Plan maintained by the Employer, to the extent such elective deferrals exceed the 402(g) limitation described in Section 14.07(A).

         The Advisory Committee, in a manner consistent with Treasury regulations, may determine the ADPs of the Eligible Employees by taking into account qualified nonelective contributions or qualified matching contributions, or both, made to this Plan or to any other qualified Plan maintained by the Employer. The Advisory Committee may not include qualified nonelective contributions in the ADP test unless the allocation of nonelective contributions is nondiscriminatory when the Advisory Committee takes into account all nonelective contributions (including the qualified nonelective contributions) and also when the Advisory Committee takes into account only the nonelective contributions not used in either the ADP test described in this
Section 14.08 or the ACP test described in Section 14.09. For Plan Years beginning after December 31, 1989, the Advisory Committee may not include in the ADP test any qualified nonelective contributions or qualified matching contributions under another qualified plan unless that plan has the same plan year as this Plan. The Advisory Committee must maintain records to demonstrate compliance with the ADP test, including the extent to which the Plan used qualified nonelective contributions or qualified matching contributions to satisfy the test.

         For Plan Years beginning prior to January 1, 1992, the Advisory Committee may elect to apply a separate ADP test to each component group under the Plan. Each component group separately must satisfy the commonality requirement of the Code Section 401(k) regulations and the minimum coverage requirements of Code Section 410(b). A component group consists of all the allocations and other benefits, rights and features provided that group of Employees. An Employee may not be part of more than one component group. The correction rules described in this Section 14.08 apply separately to each component group.

(B) SPECIAL AGGREGATION RULE FOR HIGHLY COMPENSATED EMPLOYEES. To determine the ADP of any Highly Compensated Employee, the deferral contributions taken into account must include any elective deferrals made by the Highly Compensated Employee under any other Code Section 401(k) arrangement maintained by the Employer, unless the elective deferrals are to an ESOP. If the plans containing the Code Section 401(k) arrangements have different plan years, the Advisory Committee will determine the combined deferral contributions on the basis of the plan years ending in the same calendar year.




                                    14.08

(C) AGGREGATION OF CERTAIN CODE Section 401(K) ARRANGEMENTS. If the Employer treats two plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the Code Section 401(k) arrangements under such plans to determine whether either plan satisfies the ADP test. This aggregation rule applies to the ADP determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. For Plan Years beginning after December 31, 1989, an aggregation of Code Section 401(k) arrangements under this paragraph does not apply to plans which have different plan years and, for Plan Years beginning after December 31, 1988, the Advisory Committee may not aggregate an ESOP (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

(D) CHARACTERIZATION OF EXCESS CONTRIBUTIONS. If, pursuant to this Section 14.08, the Advisory Committee has elected to include qualified matching contributions in the average ADP, the Advisory Committee will treat excess contributions as attributable proportionately to deferral contributions and to qualified matching contributions allocated on the basis of those deferral contributions. If the total amount of a Highly Compensated Employee's excess contributions for the Plan Year exceeds his deferral contributions or qualified matching contributions for the Plan Year, the Advisory Committee will treat the remaining portion of his excess contributions as attributable to qualified nonelective contributions. The Advisory Committee will reduce the amount of excess contributions for a Plan Year distributable to a Highly Compensated Employee by the amount of excess deferrals (as determined in Section 14.07), if any, previously distributed to that Employee for the Employee's taxable year ending in that Plan Year.

(E) DISTRIBUTION OF EXCESS CONTRIBUTIONS. If the Advisory Committee determines the Plan fails to satisfy the ADP test for a Plan Year, it must distribute the excess contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of excess contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess contributions are the amount of deferral contributions made by the Highly Compensated Employees which causes the Plan to fail to satisfy the ADP test. The Advisory Committee will distribute to each Highly Compensated Employee his respective share of the excess contributions. The Advisory Committee will determine the respective shares of excess contributions by starting with the Highly Compensated Employee(s) who has the greatest ADP, reducing his ADP (but not below the next highest ADP), then, if necessary, reducing the ADP of the Highly Compensated Employee(s) at the next highest ADP level (including the ADP of the Highly Compensated Employee(s) whose ADP the Advisory Committee already has reduced), and continuing in this manner until the average ADP for the Highly Compensated Group satisfies the ADP test. If the Highly Compensated Employee is part of an aggregated family group, the Advisory Committee, in accordance with the applicable Treasury regulations, will determine each aggregated family member's allocable share of the excess contributions assigned to the family unit.

(F) ALLOCABLE INCOME. To determine the amount of the corrective distribution required under this Section 14.08, the Advisory Committee must calculate the allocable income for the Plan Year in which the excess contributions arose. "Allocable income" means net income or net loss. To calculate




                                    14.09
allocable income for the Plan Year, the Advisory Committee will use a uniform and nondiscriminatory method which reasonably reflects the manner used by the Plan to allocate income to Participants' Accounts.

         14.09 NONDISCRIMINATION RULES FOR EMPLOYER MATCHING CONTRIBUTIONS/PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. For Plan Years beginning after December 31, 1986, the Advisory Committee must determine whether the annual Employer matching contributions (other than qualified matching contributions used in the ADP under Section 14.08), if any, and the Employee contributions, if any, satisfy either of the following average contribution percentage ("ACP") tests:

         (i) The ACP for the Highly Compensated Group does not exceed 1.25 times the ACP of the Nonhighly Compensated Group; or

         (ii) The ACP for the Highly Compensated Group does not exceed the ACP for the Nonhighly Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 14.10) and the ACP for the Highly Compensated Group is not more than twice the ACP for the Nonhighly Compensated Group.

(A) CALCULATION OF ACP. The average contribution percentage for a group is the average of the separate contribution percentages calculated for each Eligible Employee who is a member of that group. An Eligible Employee's contribution percentage for a Plan Year is the ratio of the Eligible Employee's aggregate contributions for the Plan Year to the Employee's Compensation for the Plan Year. "Aggregate contributions" are Employer matching contributions (other than qualified matching contributions used in the ADP test under Section 14.08) and employee contributions (as defined in Section 14.03). For aggregated family members treated as a single Highly Compensated Employee, the contribution percentage of the family unit is the contribution percentage determined by combining the aggregate contributions and Compensation of all aggregated family members.

         The Advisory Committee, in a manner consistent with Treasury regulations, may determine the contribution percentages of the Eligible Employees by taking into account qualified nonelective contributions (other than qualified nonelective contributions used in the ADP test under Section 14.08) or elective deferrals, or both, made to this Plan or to any other qualified Plan maintained by the Employer. The Advisory Committee may not include qualified nonelective contributions in the ACP test unless the allocation of nonelective contributions is nondiscriminatory when the Advisory Committee takes into account all nonelective contributions (including the qualified nonelective contributions) and also when the Advisory Committee takes into account only the nonelective contributions not used in either the ADP test described in Section 14.08 or the ACP test described in this Section 14.09. The Advisory Committee may not include elective deferrals in the ACP test, unless the Plan which includes the elective deferrals satisfies the ADP test both with and without the elective deferrals included in this ACP test. For Plan Years beginning after December 31, 1989, the Advisory Committee may not include in the ACP test any qualified nonelective contributions or elective deferrals under another qualified plan unless that plan has the same plan year as this Plan.





                                    14.10

The Advisory Committee must maintain records to demonstrate compliance with the ACP test, including the extent to which the Plan used qualified nonelective contributions or elective deferrals to satisfy the test. For Plan Years beginning prior to January 1, 1992, the component group testing rule permitted under Section 14.08(A) also applies to the ACP test under this Section 14.09.

(B) SPECIAL AGGREGATION RULE FOR HIGHLY COMPENSATED EMPLOYEES. To determine the contribution percentage of any Highly Compensated Employee, the aggregate contributions taken into account must include any matching contributions (other than qualified matching contributions used in the ADP test) and any Employee contributions made on his behalf to any other plan maintained by the Employer, unless the other plan is an ESOP. If the plans have different plan years, the Advisory Committee will determine the combined aggregate contributions on the basis of the plan years ending in the same calendar year.

(C) AGGREGATION OF CERTAIN PLANS. If the Employer treats two plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the plans to determine whether either plan satisfies the ACP test. This aggregation rule applies to the contribution percentage determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. For Plan Years beginning after December 31, 1989, an aggregation of plans under this paragraph does not apply to plans which have different plan years and, for Plan Years beginning after December 31, 1988, the Advisory Committee may not aggregate an ESOP (or the ESOP portion of a plan.) with a non-ESOP plan (or non-ESOP portion of a plan).

(D) DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will determine excess aggregate contributions after determining excess deferrals under Section 14.07 and excess contributions under Section 14.08. If the Advisory Committee determines the Plan fails to satisfy the ACP test for a Plan Year, it must distribute the excess aggregate contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of excess aggregate contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess aggregate contributions are the amount of aggregate contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the ACP test. The Advisory Committee will distribute to each Highly Compensated Employee his respective share of the excess aggregate contributions. The Advisory Committee will determine the respective shares of excess aggregate contributions by starting with the Highly Compensated Employee(s) who has the greatest contribution percentage, reducing his contribution percentage (but not below the next highest contribution percentage), then, if necessary, reducing the contribution percentage of the Highly Compensated Employee(s) at the next highest contribution percentage level (including the contribution percentage of the Highly Compensated Employee(s) whose contribution percentage the Advisory Committee already has reduced), and continuing in this manner until the ACP for the Highly Compensated Group satisfies the ACP test. If the Highly Compensated Employee is part of an aggregated family group, the Advisory Committee, in accordance with the applicable Treasury





                                    14.11
regulations, will determine each aggregated family member's allocable share of the excess aggregate contributions assigned to the family unit.

(E) ALLOCABLE INCOME. To determine the amount of the corrective distribution required under this Section 14.09, the Advisory Committee must calculate the allocable income for the Plan Year in which the excess aggregate contributions arose. "Allocable income" means net income or net loss. The Advisory
Committee will determine allocable income in the same manner as described in
Section 14.08(F) for excess contributions.

(F) CHARACTERIZATION OF EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will treat a Highly Compensated Employee's allocable share of excess aggregate contributions in the following priority: (1) first as attributable to his Employee contributions which are voluntary contributions, if any; (2) then as matching contributions allocable with respect to excess contributions determined under the ADP test described in Section 14.08; (3) then on a pro rata basis to matching contributions and to the deferral contributions relating to those matching contributions which the Advisory Committee has included in the ACP test; (4) then on a pro rata basis to Employee contributions which are mandatory contributions, if any, and to the matching contributions allocated on the basis of those mandatory contributions; and (5) last to qualified nonelective contributions used in the ACP test. To the extent the Highly Compensated Employee's excess aggregate contributions are attributable to matching contributions, and he is not 100% vested in his Accrued Benefit attributable to matching contributions, the Advisory Committee will distribute only the vested portion and forfeit the nonvested portion. The vested portion of the Highly Compensated Employee's excess aggregate contributions attributable to Employer matching contributions is the total amount of such excess aggregate contributions (as adjusted for allocable income) multiplied by his vested percentage (determined as of the last day of the Plan Year for which the Employer made the matching contribution). The Employer will specify in Adoption Agreement Section 3.05 the manner in which the Plan will allocate forfeited excess aggregate contributions.

         14.10 MULTIPLE USE LIMITATION. For Plan Years beginning after December 31, 1988, if at least one Highly Compensated Employee is includible in the ADP test under Section 14.08 and in the ACP test under Section 14.09, the sum of the Highly Compensated Group's ADP and ACP may not exceed the multiple use limitation.

         The multiple use limitation is the sum of (i) and (ii):

         (i) 125% of the greater of: (a) the ADP of the Nonhighly Compensated Group under the Code Section 401(k) arrangement; or (b) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the Plan Year of the Code Section 401(k) arrangement.

         (ii) 2% plus the lesser of: (i)(a) or (i)(b), but no more than twice the lesser of (i)(a) or (i)(b).




                                    14.12

         The Advisory Committee, in lieu of determining the multiple use limitation as the sum of (i) and (ii), may elect to determine the multiple use limitation as the sum of (iii) and (iv):

         (iii) 125% of the lesser of: (a) the ADP of the Nonhighly Compensated Group under the Code Section 401(k) arrangement; or (b) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the Plan Year of the Code Section 401(k) arrangement.

         (iv) 2% plus the greater of: (iii)(a) or (iii)(b), but no more than twice the greater of (iii)(a) or (iii)(b).

         The Advisory Committee will determine whether the Plan satisfies the multiple use limitation after applying the ADP test under Section 14.08 and the ACP test under Section 14.09 and after making any corrective distributions required by those Sections. If, after applying this Section 14.10, the Advisory Committee determines the Plan has failed to satisfy the multiple use limitation, the Advisory Committee will correct the failure by treating the excess amount as excess contributions under Section 14.08 or as excess aggregate contributions under Section 14.09, as it determines in its sole discretion. This Section 14.10 does not apply unless, prior to application of the multiple use limitation, the ADP and the ACP of the Highly Compensated Group each exceeds 125% of the respective percentages for the Nonhighly Compensated Group.

         14.11 DISTRIBUTION RESTRICTIONS. The Employer must elect in Section
6.03 the Adoption Agreement the distribution events permitted under the Plan. The distribution events applicable to the Participant's Deferral Contributions Account, Qualified Nonelective Contributions Account and Qualified Matching Contributions Account must satisfy the distribution restrictions described in paragraph (m) of Section 14.03.

(A) HARDSHIP DISTRIBUTIONS FROM DEFERRAL CONTRIBUTIONS ACCOUNT. The Employer must elect in Adoption Agreement Section 6.03 whether a Participant may receive hardship distributions from his Deferral Contributions Account prior to the Participant's Separation from Service. Hardship distributions from the Deferral Contributions Account must satisfy the requirements of this Section 14.11. A hardship distribution option may not apply to the Participant's Qualified Nonelective Contributions Account or Qualified Matching Contributions Account, except as provided in paragraph (3).

         (1) DEFINITION OF HARDSHIP. A hardship distribution under this Section
14.11 must be on account of one or more of the following immediate and heavy financial needs: (1) medical care described in Code Section 213(d) incurred by the Participant, by the Participant's spouse, or by any of the Participant's dependents, or necessary to obtain such medical care; (2) the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) the payment of post-secondary education tuition and related educational fees, for the next 12-month period, for the Participant, for the Participant's spouse, or for any of the Participant's dependents (as defined in Code Section
152); (4) to prevent the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence; or (5) any need prescribed by the Revenue Service in a





                                    14.13
revenue ruling, notice or other document of general applicability which satisfies the safe harbor definition of hardship.

         (2) RESTRICTIONS. The following restrictions apply to a Participant who receives a hardship distribution: (a) the Participant may not make elective deferrals or employee contributions to the Plan for the 12-month period following the date of his hardship distribution; (b) the distribution is not in excess of the amount of the immediate and heavy financial need (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); (c) the Participant must have obtained all distributions, other than hardship distributions, and all nontaxable loans (determined at the time of the loan) currently available under this Plan and all other qualified plans maintained by the Employer; and
(d) the Participant agrees to limit elective deferrals under this Plan and under any other qualified Plan maintained by the Employer, for the Participant's taxable year immediately following the taxable year of the hardship distribution, to the 402(g) limitation (as described in Section 14.07), reduced by the amount of the Participant's elective deferrals made in the taxable year of the hardship distribution.

The suspension of elective deferrals and employee contributions described in clause (a) also must apply to all other qualified plans and to all nonqualified plans of deferred compensation maintained by the Employer, other than any mandatory employee contribution portion of a defined benefit plan, including stock option, stock purchase and other similar plans, but not including health or welfare benefit plans (other than the cash or deferred arrangement portion of a cafeteria plan).

         (3) EARNINGS. For Plan Years beginning after December 31, 1988, a hardship distribution under this Section 14.11 may not include earnings on an Employee's elective deferrals credited after December 31, 1988. Qualified matching contributions and qualified nonelective contributions, and any earnings on such contributions, credited as of December 31, 1988, are subject to the hardship withdrawal only if the Employer specifies in an addendum to this Section 14.11. The addendum may modify the December 31, 1988, date for purposes of determining credited amounts provided the date is not later than the end of the last Plan Year ending before July 1, 1989.

(B) DISTRIBUTIONS AFTER SEPARATION FROM SERVICE. Following the Participant's Separation from Service, the distribution events applicable to the Participant apply equally to all of the Participant's Accounts, except as elected in
Section 6.03 of the Employer's Adoption Agreement.

(C) CORRECTION OF ANNUAL ADDITIONS LIMITATION. If, as a result of a reasonable error in determining the amount of elective deferrals an Employee may make without violating the limitations of Part 2 of Article III, an Excess Amount results, the Advisory Committee will return the Excess Amount (as adjusted for allocable income) attributable to the elective deferrals. The Advisory Committee will make this distribution before taking any corrective steps pursuant to Section 3.10 or to Section 3.16. The Advisory Committee will disregard any elective deferrals returned under this Section 14.11(C) for purposes of Sections 14.07, 14.08 and 14.09.




                                    14.14

         14.12 SPECIAL ALLOCATION RULES. If the Code Section 401(k) arrangement provides for salary reduction contributions, if the Plan accepts Employee contributions, pursuant to Adoption Agreement Section 4.01, or if the Plan allocates matching contributions as of any date other than the last day of the Plan Year, the Employer must elect in Adoption Agreement 9.11 whether any special allocation provisions will apply under Section 9.11 of the Plan. For purposes of the elections:

         (a) A "segregated Account" direction means the Advisory Committee will establish a segregated Account for the applicable contributions made on the Participant's behalf during the Plan Year. The Trustee must invest the segregated Account in Federally insured interest bearing savings account(s) or time deposits, or a combination of both, or in any other fixed income investments, unless otherwise specified in the Employer's Adoption Agreement. As of the last day of each Plan Year (or, if earlier, an allocation date coinciding with a valuation date described in Section 9.11), the Advisory Committee will reallocate the segregated Account to the Participant's appropriate Account, in accordance with Section 3.04 or Section 4.06, whichever applies to the contributions.

         (b) A "weighted average allocation" method will treat a weighted portion of the applicable contributions as if includible in the Participant's Account as of the beginning of the valuation period. The weighted portion is a fraction, the numerator of which is the number of months in the valuation period, excluding each month in the valuation period which begins prior to the contribution date of the applicable contributions, and the denominator of which is the number of months in the valuation period. The Employer may elect in its Adoption Agreement to substitute a weighting period other than months for purposes of this weighted average allocation.






                                    14.15

                                   ARTICLE A
                      APPENDIX TO PLAN AND TRUST AGREEMENT

         This Article is necessary to comply with the Unemployment Compensation Amendments Act of 1992 and is an integral part of the basic plan document.
Section 12.08 applies to any modification or amendment of this Article.

         A-1. APPLICATIONS. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributes may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         A-2.  DEFINITIONS.

         (a) "Eligible rollover distribution." An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

         (b) "Eligible retirement plan." An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) "Distributee." A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code
Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         (d) "Direct rollover." A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                       APPENDIX B TO GENERAL INSTRUCTIONS
                 CHECKLIST OF EMPLOYER ADMINISTRATIVE ELECTIONS

         The Prototype Plan permits the adopting employer (or the Advisory Committee) to make certain administrative elections not reflected in the adoption agreement. This form lists those administrative elections and provides a means of recording your decision.

1. SECTION 1.09 - Definition of highly compensated employee. The plan permits the employer to make a calendar year election for purposes of identifying highly compensated employees.

         [x]   The plan will use the calendar year election.
         [ ]   The plan will not use the calendar year election.

2. SECTION 1.12(B) - Nondiscrimination definition of compensation. When testing discrimination under the plan, the plan permits the employer to elect to "gross up" an employees compensation by the amount of his elective contributions for the year.

         [ ]   The plan will "gross up" compensation for elective contributions.
         [ ]   The plan will exclude elective contributions.

         [Note: This election solely is for purposes of testing discrimination. The election does not affect the employer's election under Option (a) or (b) of Adoption Agreement Section 1.12. The elections under Adoption Agreement Section 1.12 apply to the definition of compensation for purposes of making allocations of employer contributions and participant forfeitures.]

3.       SECTION 4.03. Rollover contributions.

         [x]   The plan accepts rollover contributions.
         [ ]   The plan does not accept rollover contributions.

4. SECTION 7.04. If your plan has a discretionary trustee, Section 7.04 authorizes the employer to enter into a written agreement with the trustee permitting the employer to direct investments. Legal counsel should assist you in this arrangement.

5. SECTION 8.10. If the trustee agrees, the plan authorizes participant direction of investment. The adopting employer, the Advisory Committee and the trustee should agree to the conditions and limitations of participant direction of investment. Legal counsel should assist you with this election.

         [ ]   The plan will permit participant direction of investment.
         [x]   The plan will not permit participant direction of investment.

6. SECTION 9.04. The plan authorizes the Advisory Committee to adopt a written loan policy to permit participant loans.

         [ ]      The plan will permit participant loans.
         [x]      The plan will not permit participant loans.

7. SECTION 11.01. The plan may invest in life insurance on behalf of a participant's account, subject to participant consent.

         [ ]      The plan will invest in life insurance contracts.
         [x]      The plan will not invest in life insurance contracts.

                            ADOPTION AGREEMENT #004
                      NONSTANDARDIZED MONEY PURCHASE PLAN

       The undersigned, MMI Products, Inc. ("Employer"), by executing this Adoption Agreement, elects to become a participating Employer in the Advanced Retirement Plans of America, Inc. Defined Contribution Prototype Plan (basic plan document #01) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Prototype Plan.

                                   ARTICLE I
                                  DEFINITIONS

       1.02   TRUSTEE.  The Trustee executing this Adoption Agreement is:
(Choose (a) or (b))

[X]    (a)    A discretionary Trustee.  See Section 10.03[A] of the Plan.

[ ]    (b)    A nondiscretionary Trustee.  See Section 10.03[B] of the Plan.
              [Note: The Employer may not elect Option (b) if a Custodian executes the Adoption Agreement.]

       1.03 PLAN. The name of the Plan as adopted by the Employer is MMI Products, Inc. Pension Plan.

       1.07 EMPLOYEE. The following Employees are not eligible to participate in the Plan: (Choose (a) or at least one of (b) through (g))

[ ]    (a)    No exclusions.

[X]    (b)    Collective bargaining employees (as defined in Section 1.07 of the Plan). [Note: If the Employer excludes union employees from the Plan, the Employer must be able to provide evidence that retirement benefits were the subject of good faith bargaining.]

[X]    (c)    Nonresident aliens who do not receive any earned income (as defined in Code Section 911(d)(2)) from the Employer which constitutes United States source income (as defined in Code
              Section 861(a)(3)).

[ ]    (d)    Commission Salesmen.

[ ]    (e)    Any Employee compensated on a salaried basis.

[ ]    (f)    Any Employee compensated on an hourly basis.

[X]    (g)    (Specify)  Hourly employees of the Langley Road, Houston, TX plant.

LEASED EMPLOYEES.  Any Leased Employee treated as an Employee under Section
1.31 of the Plan, is:  (Choose (h) or (i))

[X]    (h)    Not eligible to participate in the Plan.

[  ]   (i)    Eligible to participate in the Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement
              Section 1.07.

RELATED EMPLOYERS. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07. In addition: (Choose (j) or (k))

[X]    (j)    No other related group member's Employees are eligible to
              participate in the Plan.

[  ]   (k)    The following nonparticipating related group member's Employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption
              Agreement Section
              1.07:__________________________________________.

       1.12   COMPENSATION.

TREATMENT OF ELECTIVE CONTRIBUTIONS. (Choose (a) or (b))

[X]    (a)    "Compensation" includes elective contributions made by the
              Employer on the Employee's behalf.

[  ]   (b)    "Compensation" does not include elective contributions.

MODIFICATIONS TO COMPENSATION DEFINITION. (Choose (c) or at least one of (d) through (j))

[  ]   (c)    No modifications other than as elected under Options (a) or (b).

[  ]   (d)    The Plan excludes Compensation in excess of $_____.

[  ]   (e)    In lieu of the definition in Section 1.12 of the Plan,
              Compensation means any earnings reportable as W-2 wages for Federal income tax withholding purposes, subject to any other election under this Adoption Agreement Section 1.12.

[X]    (f)    The Plan excludes bonuses.

[  ]   (g)    The Plan excludes overtime.

[X]    (h)    The Plan excludes Commissions.

[X]    (i)    The Plan excludes Compensation from a related employer (as defined in Section 1.30 of the Plan) that has not executed a Participation Agreement in this Plan unless, pursuant to Adoption
              Agreement Section 1.07, the Employees of that related employer are eligible to participate in this Plan.

[X]    (j)    (Specify) Special or extraordinary pay, reimb. for relocation exp., rewards for performance of serv. not included in reg.
              duties.

If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article III, any election of Options (f), (g),
(h) or (j) is ineffective for such Plan Year with respect to any Nonhighly Compensated Employee.

       1.17   PLAN YEAR/LIMITATION YEAR.

PLAN YEAR.  Plan Year means: (Choose (a) or (b))

       (a)    [DELETED]

[X]    (b)    (Specify) The 52 or 53 week Period which ends on or about
              December 31 and which coincides with the fiscal year of MMI
              Products, Inc.

LIMITATION YEAR.  The Limitation Year is: (Choose (c) or (d))

[X]    (c)    The Plan Year.

[  ]   (d)    The 12 consecutive month period ending every ___________________.

       1.18 EFFECTIVE DATE.

NEW PLAN.  The "Effective Date" of the Plan is _________________.

RESTATED PLAN.  The restated Effective Date is January 1, 1989.
This Plan is a substitution and amendment of an existing retirement plan(s) originally established January 1, 1989. [Note: See the Effective Date Addendum.]

       1.27   HOUR OF SERVICE.  The crediting method for Hours of Service is:
              (Choose (a) or (b))

[X]    (a)    The actual method.

[  ]   (b)    The _ equivalency method, except:

       [  ]   (1)    No exceptions.

       [  ]   (2)    The actual method applies for purposes of:  (Choose at
least one)

              [  ]   (i)    Participation under Article II.

              [  ]   (ii)   Vesting under Article V.

              [  ]   (iii)  Accrual of benefits under Section 3.06.

[Note: On the blank line, insert "daily," "weekly," "semi-monthly payroll periods" or "monthly."]

       1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.29 of the Plan, the Plan credits Service with the following predecessor employer(s): Ivy Steel Products Corp. and its predecessors and Merchants Metals, Inc.. Service with the designated predecessor employer(s) applies: (Choose at least one of (a) or (b); (c) is available only in addition to (a) or (b))

[X]    (a)    For purposes of participation under Article II.

[X]    (b)    For purposes of vesting under Article V.

[ ]    (c)    Except the following Service: __________________________________.

[Note: If the Plan does not credit any predecessor service under this provision, insert "N/A" in the first blank line. The Employer may attach a schedule to this Adoption Agreement, in the same format as this Section 1.29, designating additional predecessor employers and the applicable service crediting elections.]

       1.31 LEASED EMPLOYEES. If a Leased Employee is a Participant in the Plan and also participates in a plan maintained by the leasing organization:
(Choose (a) or (b))

[X]    (a)    The Advisory Committee will determine the Leased Employee's allocation of Employer contributions under Article III without taking into account the Leased Employee's allocation, if any, under the leasing organization's plan.

[  ]   (b)    The Advisory Committee will reduce a Leased Employee's allocation of Employer contributions under this Plan by the Leased
              Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased
              Employee's service provided to the Employer. The leasing organization's plan:

       [  ]   (1)    Must be a money purchase plan which would satisfy the
                     definition under Section 1.31 of a safe harbor plan, irrespective of whether the safe harbor exception applies.

       [  ]   (2)    Must satisfy the features and, if a defined benefit plan,
                     the method of reduction described in an addendum to this Adoption Agreement, numbered 1.31.

                                   ARTICLE II
                             EMPLOYEE PARTICIPANTS

       2.01   ELIGIBILITY.

ELIGIBILITY CONDITIONS. To become a Participant in the Plan, an Employee, must satisfy the following eligibility conditions: (Choose (a) or (b) or both)

[X]    (a)    Attainment of age 21 (specify age, not exceeding 21).

[X]    (b)    Service requirement. (Choose one of (1) through (4))

       [X]    (1)    One Year of Service.

       [  ]   (2)    Two Years of Service, without an intervening Break in
                     Service.  See Section 2.03(A) of the Plan.

       [  ]   (3)    __ months (not exceeding 24) following the Employee's
                     Employment Commencement Date.

       [  ]   (4)    One Hour of Service.

PLAN ENTRY DATE.  "Plan Entry Date" means the Effective Date and:  (Choose (c),
(d) or (e))

[X]    (c)    Semi-annual Entry Dates.  The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[  ]   (d)    The first day of the Plan Year.

[  ]   (e)    (Specify entry dates) ___________________________________________
              _____________________.

TIME OF PARTICIPATION. An Employee will become a Participant, unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (Choose (f), (g) or (h))

[X]    (f)    immediately following

[  ]   (g)    immediately preceding

[  ]    (h)   nearest

the date the Employee completes the eligibility conditions described in Options
(a) and (b) of this Adoption Agreement Section 2.01. [Note: The Employer must coordinate the selection of (f), (g) or (h) with the "Plan Entry Date" selection in (c), (d) or (e). Unless otherwise excluded under Section 1.07, the Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code Section 410(a); or (2) 6 months after the date the Employee completes those requirements.]

DUAL ELIGIBILITY.  The eligibility conditions of this Section 2.01 apply to:
(Choose (i) or (j))

[X]    (i)    All Employees of the Employer, except:  (Choose (1) or (2))

       [X]    (1)    No exceptions.

       [  ]   (2)    Employees who are Participants in the Plan as of the
Effective Date.

[  ]   (j)    Solely to an Employee employed by the Employer after
              ________________________. If the Employee was employed by the Employer on or before the specified date, the Employee will become a Participant: (Choose (1), (2) or (3))

       [  ]   (1)    On the latest of the Effective Date, his Employment
                     Commencement Date or the date he attains age _____ (not to exceed 21).

       [  ]   (2)    Under the eligibility conditions in effect under the Plan
                     prior to the restated Effective Date. [For restated plans only.]

       [  ]   (3)    (Specify) _________________________________________________
                     _____________________________.

       2.02   YEAR OF SERVICE - PARTICIPATION.

HOURS OF SERVICE.  An Employee must complete:  (Choose (a) or (b))

[X]    (a)    1,000 Hours of Service

[  ]   (b)    ____ Hours of Service

during an eligibility computation period to receive credit for a Year of Service. [Note: The Hours of Service requirement may not exceed 1, 000.]

ELIGIBILITY COMPUTATION PERIOD. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (Choose (c) or (d))

[X]    (c)    The 12 consecutive month period beginning with each anniversary of an Employee's Employment Commencement Date.

[  ]   (d)    The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

       2.03 BREAK IN SERVICE - PARTICIPATION. The Break in Service rule described in Section 2.03(B) of the Plan: (Choose (a) or (b))

[X]    (a)    Does not apply to the Employer's Plan.

[  ]   (b)    Applies to the Employer's Plan.

       2.06   ELECTION NOT TO PARTICIPATE.  The Plan:  (Choose (a) or (b))

[X]    (a)    Does not permit an eligible Employee or a Participant to elect not to participate.

[  ]   (b)    Does permit an eligible Employee or a Participant to elect not to participate in accordance with Section 2.06 and with the following rules: (Complete (1), (2), (3) and (4))

       (1)    An election is effective for a Plan Year if filed no later than
_________________.

       (2) An election not to participate must be effective for at least __ Plan Year(s).

       (3)    Following a re-election to participate, the Employee or
Participant:

       [  ]   (i)    May not again elect not to participate for any subsequent
                     Plan Year.

       [  ]   (ii)   May again elect not to participate, but not earlier than
                     the ____________ Plan Year following the Plan Year in which the re-election first was effective.

       (4)    (Specify) __________________________________________________
[Insert "N/A" if no other rules apply].

                                  ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES
       SEE ATTACHED
       3.01 AMOUNT. The amount of the Employer's annual contribution to the Trust will equal: (Choose (a), (b), (c), (d) or (e); (f) is mandatory if the Employer elects (b) or (c) or Adoption Agreement
              Section 3.04 (b) (2))

[  ]   (a)    NONINTEGRATED CONTRIBUTION FORMULA.  __% of each Participant's
              Compensation for the Plan Year.

[  ]   (b)    INTEGRATED CONTRIBUTION FORMULA.  (Complete both percentages)

       _____% of each Participant's total Compensation for the Plan Year,

       plus

       _____% of each Participant's Compensation for the Plan Year in excess of
       the Integration Level.    [Note:  The second percentage may not exceed
       the lesser of the first percentage or the applicable percentage described in the Maximum Disparity Table.]

 [  ]  (c)    STEP-RATE INTEGRATED CONTRIBUTION FORMULA.  (Complete both percentages)

       ______% of each Participant's Compensation for the Plan Year which does not exceed the Integration Level,

       plus
       ______% of each Participant's Compensation for the Plan Year in excess of the Integration Level. [Note: The difference between the second percentage and the first percentage may not exceed the lesser of the first percentage or the applicable percentage described in the Maximum Disparity Table.]

[  ]   (d)    FLAT CONTRIBUTION FORMULA.  (Choose (1), (2) or (3); (4) is
              optional only in addition to (2) or (3))

              [   ]  (1)    $__________, subject to the limitations of Part 2
                            of Article III of the Plan.

              [   ]  (2)    For each Participant, $__________ for each
                            ___________.

              [   ]  (3)    For each Participant, ______% of Compensation for
                            each _______________________________.

              [   ]  (4)    The contribution on behalf of any Participant:
                            (Choose (i) or (ii))

                     [   ]  (i)    May not exceed ____________________________.

                     [   ]  (ii)   May not be less than ______________________.

[  ]   (e)    FROZEN PLAN FORMULA.  This Plan is a frozen Plan effective
              _______. The Employer will not contribute to the Plan with respect to any period following that stated date.

[  ]   (f)    INTEGRATION LEVEL.  The Integration Level under the Plan is:
              (Choose (1) or (2))

       [  ]   (1)    _____% (not exceeding 100%) of the taxable wage base, as
                     determined under Section 230 of the Social Security Act, in effect on the first day of the Plan Year: (Choose any combination of (i) and (ii) or choose (iii))

              [  ]   (i)    Rounded to ________________________________ (but
                            not exceeding the taxable wage base).

              [  ]   (ii)   But not greater than $_______.

              [  ]   (iii)  Without any further adjustment or limitation.

       [  ]   (2)    $_________  [Note: Not exceeding the taxable wage base for the Plan Year in which this Adoption Agreement first is effective.]

MAXIMUM DISPARITY TABLE. For purposes of Options (b) and (c) and Adoption Agreement Section 3.04(b)(2), the applicable percentage is:


                     Integration Level (as                      Applicable
              percentage of taxable wage base)                  Percentage
              --------------------------------                  ----------
                     100%                                           5.7%

                     More than 80% but less than 100%               5.4%

                     More than 20% (but not less than $10,001)
                     and not more than 80%                          4.3%

                     20% (or $10,000, if greater) or less           5.7%

APPLICATION OF CONTRIBUTION FORMULA. The Employer will determine its contribution under Options (a), (b), (c) or (d) by taking into account only the Participants who satisfy the conditions under Section 3.06 for an allocation of Employer contributions and only the Participant's Compensation taken into account under Section 3.06. The Employer contribution on behalf of a Participant may not exceed the Participant's annual additions limitation described in Part 2 of Article III, even if the contribution formula otherwise would require a larger contribution. The Employer will reduce its contribution for a Plan Year if an allocation offset elected by the Employer under Section
3.04 requires reduction of that contribution.

COORDINATION WITH DEFINED BENEFIT PLAN. If the Employer maintains a defined benefit plan under which at least one Participant in this Plan participates, the Employer will determine its contribution under Options (a), (b), (c) or (d) by reducing the total contribution, if necessary, to equal the maximum deductible amount under Code Section 404(a)(7). If the Employer must reduce its contribution, the Employer determines its contribution with respect to each Participant by adjusting each percentage under Options (a), (b), (c) or (d) by the same ratio as the reduced total Employer contribution for the Plan Year bears to the total Employer contribution determined without application of Code Section 404(a)(7). The Employer may modify this paragraph by attaching an addendum to this Adoption Agreement, numbered 3.01, setting forth the modified provision.

RELATED EMPLOYERS. Unless obligated by the joint and several liability provisions of the Code or of ERISA, a related a group member, as defined in
Section 1.30 of the Plan, may not contribute to this Plan unless it executes a Participation Agreement, even if its Employees are Participants in the Plan. The signatory Employer and any Participating Employer(s) will satisfy the annual contribution under this Section 3.01 as agreed upon by those Employers. A Participating Employer may attach a schedule to this Adoption Agreement, in the same format as this Section 3.01 and Section 3.04, designating separate contribution and allocation formulas. If a Participating Employer attaches a separate contribution/allocation schedule, the contributions, and attributable Participant forfeitures, made by that Participating Employer are allocable only to the Employees of that Participating Employer. If a Participant receives Compensation from more than one contributing Employer and that Participant is subject to two or more contribution/allocation formulas, the Advisory Committee will apply the contribution/allocation formulas by prorating among the separate formulas the Participant's Compensation and any integration level applicable to the Participant.

       3.04   CONTRIBUTION ALLOCATION.

METHOD OF ALLOCATION. (Choose (a) or (b); (c) is optional in addition to (a) or (b))

[X]    (a)    INCORPORATION OF CONTRIBUTION FORMULA.  Subject to any
              restoration allocation required under Section 5.04, the Advisory
              Committee will allocate and credit each annual Employer contribution to the Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the contribution formula adopted by the Employer under Adoption Agreement Section
              3.01. [Note: The Employer must elect this Option (a) if it elects
              Adoption Agreement Section 3.01 (b), (c), (d)(2) or (d)(3).  The
              Employer may not elect this Option (a) with Adoption Agreement
              Section 3.01 (d)(1).]

[  ]   (b)    ALLOCATION FORMULA DIFFERENT FROM CONTRIBUTION FORMULA.  (Choose
              (1) or (2)) [Note: The Employer must elect this Option (b) if it elected Adoption Agreement Section 3.01(d)(1). The Employer may not elect this Option (b) if it elected Adoption Agreement
              Section 3.01 (b), (c), (d)(2) or (d)(3). ]

       [  ]   (1)    NONINTEGRATED ALLOCATION FORMULA.  The Advisory Committee
                     will allocate the annual Employer contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

       [  ]   (2)    TWO-TIERED INTEGRATED ALLOCATION FORMULA - MAXIMUM
                     DISPARITY. First, the Advisory Committee will allocate the annual Employer contributions in the same ratio that each Participant's Compensation plus
                     Excess Compensation for the Plan Year bears to the total
                     Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus
                     Excess Compensation, must not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum
                     Disparity Table in Adoption Agreement Section 3.01. A
                     Participant's "Excess Compensation" is his Compensation for the Plan Year in excess of the Integration Level elected under Adoption Agreement Section 3.01(f).

       The Advisory Committee then will allocate any remaining Employer contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[  ]   (c)    ALLOCATION OFFSET.  The Advisory Committee will reduce a
              Participant's allocation otherwise made under this Section 3.04 by the Participant's allocation under the following qualified plan(s) maintained by the Employer: ___________________________.

       The Advisory Committee will determine this allocation reduction: (Choose
       (1) or (2))

       [  ]   (1)    By treating the term "Employer contribution" as including
                     all amounts paid or accrued by the Employer during the Plan Year to the qualified plan(s) referenced under this Option (c). If a Participant under this Plan also participates in that other plan, the Advisory Committee will treat the amount the Employer contributes for or during a Plan Year on behalf of a particular Participant under such other plan as an amount allocated under this Plan to that Participant's Account for that Plan Year.
                     The Advisory Committee will make the computation of allocation required under the immediately preceding sentence before making any allocation required by this
                     Section 3.04.

       [  ]   (2)    In accordance with the formula provided in an addendum to
                     this Adoption Agreement, numbered 3.04(c).

TOP HEAVY MINIMUM ALLOCATION - METHOD OF COMPLIANCE. If a Participant's allocation under this Section 3.04 is less than the top heavy minimum allocation to which he is entitled under Section 3.04(B): (Choose (d) or (e))

[X]    (d)    The Employer will make any necessary additional contribution to the Participant's Account, as described in Section 3.04(B)(7)(a) of the Plan.

[  ]   (e)    The Employer will satisfy the top heavy minimum allocation under the following plan(s) it maintains: ______________________________
              ______________________. However, the Employer will make any necessary additional contribution to satisfy the top heavy minimum allocation for an Employee covered only under this Plan and not under the other plan(s) designated in this Option (e). See
              Section 3.04(B)(7)(b) of the Plan.

If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code Section 416.

       3.05   FORFEITURE ALLOCATION.   Subject to any restoration allocation
              required under Sections 5.04 or 9.14, the Advisory Committee will allocate a Participant forfeiture: (Choose (a) or (b); (c) is optional in addition to (a) or (b))

[X]    (a)    REDUCTION OF EMPLOYER CONTRIBUTION.  In accordance with Section
              3.04, to reduce the Employer contribution for the Plan Year:
              (Choose (1) or (2))

              [X]    (1)    in which the forfeiture occurs.

              [ ]    (2)    immediately following the Plan Year in which the
                            forfeiture occurs.

[ ]    (b)    INCREASED ALLOCATION.  In addition to the Employer contribution for the Plan Year in which the forfeiture occurs. The Advisory
              Committee will allocate the Participant forfeitures for a Plan
              Year to the Account of each Participant who satisfies the conditions of Section 3.06: (Choose (1) or (2))

       [ ]    (1)    in the same ratio that such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

       [ ]    (2)    as an Employer contribution for the Plan Year, in
                     accordance with Option (b) of Adoption Agreement Section
                     3.04, as if the Participant forfeiture were an additional
                     Employer contribution for that Plan Year.

[ ]    (c)    First to reduce the Plan's ordinary and necessary administrative expenses for the Plan Year, and then will allocate any remaining forfeitures in the manner described Option (a) or in Option (b), whichever applies.

       3.06   ACCRUAL OF BENEFIT.

COMPENSATION TAKEN INTO ACCOUNT. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the contribution/allocation under Adoption Agreement Sections 3.01 and 3.04 by taking into account: (Choose (a) or (b))

[ ]    (a)    The Employee's Compensation for the entire Plan Year.

[X]    (b)    The Employee's Compensation only for the portion of the Plan Year in which the Employee actually is a Participant in the Plan.

ACCRUAL REQUIREMENTS.  Subject to the suspension of accrual requirements of
Section 3.06(E) of the Plan, to receive an allocation of Employer contributions and Participant forfeitures, if any, for the Plan Year, a Participant must satisfy the conditions described in the following elections: (Choose (c), or at least one of (d) through (f))

[  ]   (c)    SAFE HARBOR RULE.  If the Participant is employed by the Employer on the last day of the Plan Year, the Participant must complete at least one Hour of Service for that Plan Year. If the Participant is not employed by the Employer on the last day of the Plan Year, the Participant must complete at least 501 Hours of Service during the Plan Year.

[X]    (d)    HOURS OF SERVICE CONDITION.  The Participant must complete the following minimum number of Hours of Service for the Plan Year:
              (Choose at least one of (1) through (4))

       [X]    (1)    1,000 Hours of Service.

       [  ]   (2)    (Specify, but the number of Hours of Service may not
                     exceed 1,000) ___________________________________________.

       [X]    (3)    No Hour of Service requirement if the Participant
                     terminates employment during the Plan Year on account of:
                     (Choose at least one of (i) through (iii))

                     [  ]   (i)    Death.

                     [  ]   (ii)   Disability.

                     [X]    (iii)  Attainment of Normal Retirement Age in the
                                   current Plan Year or in a prior Plan Year.

       [  ]   (4)    ______ Hours of Service (not exceeding 1,000) if the
                     Participant terminates employment with the Employer during the Plan Year, subject to any election in Option (3).

[  ]   (e)    EMPLOYMENT CONDITION.  The Participant must be employed by the
              Employer on the last day of the Plan Year, irrespective of whether he satisfies any Hours of Service condition under Option
              (d), unless his employment terminates because of: (Choose (1) or at least one of (2) through (4))

       [  ]   (1)    No exceptions.

       [ ]    (2)    Death.

       [ ]    (3)    Disability.

       [ ]    (4)    Attainment of Normal Retirement Age in the current Plan
                     Year or in a prior Plan  Year.

[ ]    (f)    (Specify other conditions, if applicable): ______________________
              _____________________________________.

SUSPENSION OF ACCRUAL REQUIREMENTS.  The suspension of accrual requirements of
Section 3.06(E) of the Plan:  (Choose (g), (h) or (i))

[ ]    (g)    Applies to the Employer's Plan.

[X]    (h)    Does not apply to the Employer's Plan.

[ ]    (i)    Applies in modified form to the Employer's Plan, as described in an addendum to this Adoption Agreement, numbered Section 3.06(E).

       3.15 MORE THAN ONE PLAN LIMITATION. If the provisions of Section 3.15 apply, the Excess Amount contributed to this Plan equals: (Choose
              (a), (b) or (c))

[ ]    (a)    The product of:

              (i) the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code Section
                     415), times

              (ii) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code Section 415).

[ ]    (b)    The total Excess Amount.

[X]    (c)    None of the Excess Amount.

       3.18   DEFINED BENEFIT PLAN LIMITATION.

APPLICATION OF LIMITATION.  The limitation under Section 3.18 of the Plan:
(Choose (a) or (b))

[X]    (a)    Does not apply to the Employer's Plan because the Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan.

[  ]   (b)    Applies to the Employer's Plan. To the extent necessary to satisfy the limitation under Section 3.18, the Employer will reduce: (Choose (1) or (2))

              [  ]   (1)    The Participant's projected annual benefit under
                            the defined benefit plan under which the Participant participates.

              [  ]   (2)    Its contribution or allocation on behalf of the
                            Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

[Note: If the Employer selects (a), the remaining options in this Section 3.18 do not apply to the Employer's Plan.]

COORDINATION WITH TOP HEAVY MINIMUM ALLOCATION. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(B) of the Plan with the following modifications: (Choose (c) or at least one of (d) and (e))

[  ]   (c )   No modifications.

[  ]   (d)    For Non-Key Employees participating only in this Plan, the top heavy minimum allocation is the minimum allocation described in
              Section 3.04(B) determined by substituting _____% (not less than 4%) for "3%," except: (Choose (i) or (ii)).

       [  ]   (i)    No exceptions.

       [  ]   (ii)   Plan Years in which the top heavy ratio exceeds 90%.

[  ]   (e)    For Non-Key Employees also participating in the defined benefit plan, the top heavy minimum is:  (Choose (1) or (2))

       [  ]   (1)  5% of Compensation (as determined under Section 3.04(B) of the Plan) irrespective of the contribution rate of any Key
              Employee, except:  (Choose (i) or (ii))

              [  ]   (i)    No exceptions.

              [  ]   (ii)   Substituting "7 1/2%" for "5%" if the top heavy
                     ratio does not exceed 90%.

       [  ]   (2)  0%. [Note.  The Employer may not select this Option (2)
              unless the defined benefit plan satisfies the top heavy minimum benefit requirements of Code Section 416 for these Non-Key
              Employees.]

ACTUARIAL ASSUMPTIONS FOR TOP HEAVY CALCULATION. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan:
1971 GAM with 3 year age setback, 6%.

If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code Section 416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.

                                   ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

       5.01   NORMAL RETIREMENT.  Normal Retirement Age under the Plan is:
              (Choose (a) or (b))

[X]    (a)    65  [State age, but may not exceed age 65].

[  ]   (b)    The later of the date the Participant attains _______ years of age or the ___________ anniversary of the first day of the Plan
              Year in which the Participant commenced participation in the Plan. [The age selected may not exceed age 65 and the anniversary selected may not exceed the 5th.]

       5.02   PARTICIPANT DEATH OR DISABILITY.  The 100% vesting rule under
              Section 5.02 of the Plan: (Choose (a) or choose one or both of (b) and (c))

[X]    (a)    Does not apply.

[  ]   (b)    Applies to death.

[  ]   (c)    Applies to disability.

       5.03 VESTING SCHEDULE. The Employer elects the following vesting schedule: (Choose (a) or (b); (c) and (d) are available only in addition to (b))

[  ]   (a)    Immediate vesting.  100% Nonforfeitable at all times.  [Note: The
              Employer must elect Option (a) if the eligibility conditions under Adoption Agreement Section 2.01 (b) require 2 years of service or more than 12 months of employment.]

[X]    (b)    Graduated Vesting Schedules.

              TOP HEAVY SCHEDULE                                            NON TOP HEAVY SCHEDULE
                  (MANDATORY)                                                     (OPTIONAL)

       Years of             Nonforfeitable                             Years of             Nonforfeitable
        Service               Percentage                                Service               Percentage
        -------               ----------                                -------               ----------
 Less than 1   . . . . . . . . . . . . . .  %                    Less than 1   . . . . . . . . . . . . . .  %
         1   . . . . . . . . . . . . . . .  %                           1    . . . . . . . . . . . . . . .  %
         2   . . . . . . . . . . . . . .  20%                           2  . . . . . . . . . . . . . . . .  %
         3 . . . . . . . . . . . . . . .  40%                           3  . . . . . . . . . . . . . . . .  %
         4 . . . . . . . . . . . . . . .  60%                           4  . . . . . . . . . . . . . . . .  %
         5 . . . . . . . . . . . . . . .  80%                           5  . . . . . . . . . . . . . .   100%
         6 or more . . . . . . . . . .   100%                           6  . . . . . . . . . . . . . .   100%
                                                                        7 or more  . . . . . . . . . .   100%



[   ]  (c)    Minimum vesting.  A Participant's Nonforfeitable Accrued Benefit will never be less than the lesser of $__________ or his entire
              Accrued Benefit, even if the application of the graduated vesting schedule under Option (b) would result in a smaller
              Nonforfeitable Accrued Benefit.

[Note: Under Option (b), the Employer must complete a Top Heavy Schedule which satisfies Code Section 416. The Employer, at its option, may complete a Non Top Heavy Schedule. The Non Top Heavy Schedule must satisfy Code Section 411(a)(2). Also see Section 7.05 of the Plan.]

[X]    (d)    The Top Heavy Schedule under Option (b) applies: (Choose (1) or
              (2))

       [X]    (1)    Only in a Plan Year for which the Plan is top heavy.

       [  ]   (2)    In the Plan Year for which the Plan first is top heavy and then in all subsequent Plan Years. [Note: The Employer may not elect Option (d) unless it has completed a Non Top
                     Heavy Schedule.]

LIFE INSURANCE INVESTMENTS. The Participant's Accrued Benefit attributable to insurance contracts purchased on his behalf under Article XI is: (Choose (e) or (f))

[X]    (e)    Subject to the vesting schedule election under Options (a) or
              (b).

[   ]  (f)    100% Nonforfeitable at all times, irrespective of the vesting election under Option (b).

       5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/ RESTORATION OF FORFEITED ACCRUED BENEFIT. The deemed cash-out rule described in Section 5.04(C) of the Plan: (Choose (a) or (b))

[ ]    (a)    Does not apply.

[X]    (b)    Will apply to determine the timing of forfeitures for 0% vested
              Participants.

       5.06   YEAR OF SERVICE - VESTING.

VESTING COMPUTATION PERIOD. The Plan measures a Year of Service on the basis of the following 12 consecutive month periods: (Choose (a) or (b))

[X]    (a)    Plan Years.

[ ]    (b)    Employment Years.  An Employment Year is the 12 consecutive month period measured from the Employee's Employment Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment Commencement Date.

HOURS OF SERVICE. The minimum number of Hours of Service an Employee must complete during a vesting computation period to receive credit for a Year of Service is: (Choose (c) or (d))

[X]    (c)    1,000 Hours of Service.

[ ]    (d)    ____ Hours of Service.  [Note:  The Hours of Service requirement may not exceed 1,000.]

       5.08 INCLUDED YEARS OF SERVICE - VESTING. The Employer specifically excludes the following Years of Service: (Choose (a) or at least one of (b) through (e))

[X]    (a)    None other than as specified in Section 5.08(a) of the Plan.

[ ]    (b)    Any Year of Service before the Participant attained the age of
              _____.  [Note: The age selected may not exceed age 18.]

[ ]    (c)    Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[ ]    (d)    Any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

[  ]   (e)    Any Year of Service earned prior to the effective date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1, 1974.

                                   ARTICLE VI
                    TIME AND METHOD OF PAYMENTS OF BENEFITS

CODE Section 411(d)(6) PROTECTED BENEFITS. The elections under this Article VI may not eliminate Code Section 411(d)(6) protected benefits. To the extent the elections would eliminate a Code Section 411(d)(6) protected benefit, see
Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

       6.01   TIME OF PAYMENT OF ACCRUED BENEFIT.

DISTRIBUTION DATE.  A distribution date under the Plan means March 1. [Note:
The Employer must specify the appropriate date(s). The specified distribution dates primarily establish annuity starting dates and the notice and consent periods prescribed by the Plan. The Plan allows the Trustee an administratively practicable period of time to make the actual distribution relating to a particular distribution date.]

NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. Subject to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is: (Choose (a), (b), (c),
(d) or (e))

[X]    (a)    March 1 of the Second Plan Year beginning after the Participant's
              Separation from Service.

[  ]   (b)
              __________________________________________________________________
              following the Participant's Separation from Service.

[  ]   (c)
              __________________________________________________________________
              of the Plan Year after the Participant incurs __________ Break(s) in Service (as defined in Article V).

[X]    (d)    March 1 after end of plan year following the Participant's attainment of Normal Retirement Age, but not earlier than N/A days following his Separation from Service.

[X]    (e)    (Specify) March 1 after end of year following 55th birthday if age and service are at least 70.

NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. See the elections under Section 6.03.

DISABILITY. The distribution date, subject to Section 6.01(A)(3), is: (Choose (f, (g) or (h))

[  ]   (f)
              __________________________________________________________________
              after the Participant terminates employment because of disability.

[X]    (g)    The same as if the Participant had terminated employment without disability.

[  ]   (h)    (Specify) ______________________________________________________.

HARDSHIP.  (Choose (i) or (j))

[X]    (i)    The Plan does not permit a hardship distribution to a Participant who has separated from service.

[  ]   (j)    The Plan permits a hardship distribution to a Participant who has separated from Service in accordance with the hardship distribution policy stated in: (Choose (1) or (2))

       [  ]   (1)    Section 6.01(A)(4) of the Plan.

       [  ]   (2)    The addendum to this Adoption Agreement; numbered Section
                     6.01, in lieu of the policy stated in Section 6.01(A)(4) of the Plan.

DEFAULT ON A LOAN. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan: (Choose (k), (1) or (m))

[X]    (k)    Treats the default as a distributable event only if the
              Participant has incurred a Separation from Service or has attained Normal Retirement Age. If either condition applies, the Trustee, at the time of the default or, if later, at the time either condition first occurs, will reduce the Participant's
              Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

[  ]   (l)    Does not treat the default as a distributable event.  When an otherwise distributable event first occurs pursuant to Section
              6.01 or Section 6.03 of the Plan, the Trustee will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

[  ]   (m)    (Specify)  _____________________________________________________.

       [Note: Option (m) may not treat default as a distributable event earlier than the Participant's Separation from Service unless the Participant has attained Normal Retirement Age.]

       6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. The Advisory Committee will apply Section 6.02 of the Plan with the following modifications: (Choose (a) or at least one of (b), (c) and (d))

[  ]   (a)    No modifications.

[  ]   (b)    Except as required under Section 6.01 of the Plan, a lump sum distribution is not available: _________________________________.

[X]    (c)    An installment distribution:  (Choose (1) or at least one of (2)
              or (3))

       [X]    (1)    Is not available under the Plan.

       [  ]   (2)    May not exceed the lesser of ____ years or the maximum
                     period permitted under Section 6.02.

       [  ]   (3)    (Specify) _________________________________________________
                     ______________________.

[X]    (d)    The Plan permits the following annuity options:  Joint and
              Survivor Annuity Section 6.04                                   .
              [Note. The Employer may specify additional annuity options in an addendum to this Adoption Agreement, numbered 6.02 (d).]

       6.03   BENEFIT PAYMENT ELECTIONS.

PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. A Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit: (Choose at least one of (a) through (c))

[  ]   (a)    As of any distribution date, but not earlier than ______________
              of the  _____________ Plan Year beginning after the Participant's
              Separation from Service.

[X]    (b)    As of the following date(s):  (Choose at least one of Options (1)
              through (6))

       [X]    (1)    Any distribution date after the close of the Plan Year in
                     which the Participant attains Normal Retirement Age.

       [ ]    (2)    Any distribution date following his Separation from
                     Service.

       [X]    (3)    Any distribution date in the 2nd Plan Year(s) beginning,
                     after his Separation from Service.

       [ ]    (4)    Any distribution date in the Plan Year after the
                     Participant incurs ____________ Break(s) in Service (as defined in Article V).

       [ ]    (5)    Any distribution date followin attainment of age ________
                     and completion of at least _________ Years of Service (as defined in Article V).

       [ ]    (6)    (Specify) ________________________________________________
                     _____________________________________.

[ ]    (c)    (Specify) ________________________________________________________
              __________________________________________________________________
              _______________________________________________.

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE. Subject to the restrictions of Article VI, the following distribution options apply under the Employer's Plan prior to a Participant's Separation from Service. (Choose (d) or at least one of (e) and (f))

[X]    (d)    No distribution options prior to Separation from Service.

[ ]    (e)    Attainment of Normal Retirement Age.  Until he retires, the
              Participant has a continuing election to receive all or any portion of his Nonforfeitable Accrued Benefit after he attains
              Normal Retirement Age.

[ ]    (f)    (Specify)_________________________________________________________
              _____________________.  [Note:  Option (f) may not permit in service distributions prior to attainment of Normal Retirement
              Age.]

                                   ARTICLE IX
                              ADVISORY COMMITTEE -
                 DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

       9.10 VALUE OF PARTICIPANTS ACCRUED BENEFIT. If a distribution (other than a distribution from a segregated Account) occurs more than 90 days after the most recent valuation date, the distribution will include interest at: (Choose (a), (b) or (c))

[X]    (a)    0% per annum.  [Note:  The percentage may equal 0%.]

[ ]    (b)    The 90 day Treasury bill rate in effect at the beginning of the current valuation period.

[ ]    (c)    (Specify) _______________________________________________.

                                   ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

       10.14 VALUATION OF TRUST. In addition to each Accounting Date, the Trustee must value the Trust Fund on the following valuation date(s): (Choose (a) or (b))

[X]    (a)    No other mandatory valuation dates.

[ ]    (b)    (Specify) ________________________________________________________
       _____________________________.

                            EFFECTIVE DATE ADDENDUM
                             (RESTATED PLANS ONLY)

       The Employer must complete this addendum only if the restated Effective Date specified in Adoption Agreement Section 1.18 is different than the restated effective date for at least one of the provisions listed in this addendum. In lieu of the restated Effective Date in Adoption Agreement Section 1.18, the following special effective dates apply: (Choose whichever elections apply)

[ ]    (a)    COMPENSATION DEFINITION.  The Compensation definition of Section
              1.12 (other than the $200,000 limitation) is effective for Plan
              Years beginning after _______________. [Note: May not be effective later than the first day of the first Plan Year beginning after the Employer executes this Adoption Agreement to restate the Plan for the Tax Reform Act of 1986, if applicable.]

[ ]    (b)    ELIGIBILITY CONDITIONS.  The eligibility conditions specified in
              Adoption Agreement Section 2.01 are effective for Plan Years beginning after ____________________.

[ ]    (c)    SUSPENSION OF YEARS OF SERVICE.  The suspension of Years of
              Service rule elected under Adoption Agreement Section 2.03 is effective for Plan Years beginning after
              _________________________________________.

[ ]    (d)    CONTRIBUTION/ALLOCATION FORMULA.  The contribution formula elected under Adoption Agreement Section 3.01 and the method of allocation elected under Adoption Agreement Section 3.04 is effective for Plan Years beginning after ____________________.

[ ]    (e)    REALLOCATION OF FORFEITURES.  The reallocation of forfeitures under Section 3.05 applies to Plan Years beginning after _______.
              [Note. The date specified may not be earlier than December 31, 1985.]

[ ]    (f)    ACCRUAL REQUIREMENTS.  The accrual requirements of Section 3.06 are effective for Plan Years beginning after ___________________.

[ ]    (g)    EMPLOYMENT CONDITION.  The employment condition of Section 3.06 is effective for Plan Years beginning after ____________________.

[ ]    (h)    VESTING SCHEDULE.  The vesting schedule elected under Adoption
              Agreement Section 5.03 is effective for Plan Years beginning after _______________________.

[X]    (i)    (Specify) The plan changed from elapsed time method to hours of service method effective 01/01/95 ______________________________.

       For Plan Years prior to the special Effective Date, the terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions.

A special Effective Date may not result in the delay of a Plan provision beyond the permissible Effective Date under any applicable law requirements.

                                 EXECUTION PAGE

       The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) signified its acceptance, on this 30th day of December, 1994.


Name and EIN of Employer: MMI Products, Inc. 74-1622891
                          -----------------------------

Signed:  /s/  Julius S. Burns
         ---------------------------------------------------------------------


Name(s) of Trustee:  Frost National Bank
                     -------------------

Signed:       /s/  Roger Stern
         ---------------------------------------------------------------------

Signed:       Roger Stern
        ----------------------------------------------------------------------

              Roger Stern, Vice President & Trust Officer
         ---------------------------------------------------------------------


Name of Custodian:
                    ----------------------------------------------------------

Signed:
         ---------------------------------------------------------------------

[Note: A Trustee is mandatory, but a Custodian is optional. See Section 10.03 of the Plan.]

PLAN NUMBER. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002.

USE OF ADOPTION AGREEMENT. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Regional Prototype Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.

RELIANCE ON NOTIFICATION LETTER. The Employer may not rely on the Regional Prototype Plan Sponsor's notification letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.

                                   ARTICLE B
                        APPENDIX TO BASIC PLAN DOCUMENT



              This Article is necessary to comply with the Omnibus Budget Reconciliation Act of 1993 (OBRA '93) and is an integral part of the basic plan document. Section 12.08 applies to any modification or amendment of this Article.

              In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commission for increases in the cost of living in accordance with Section 401 (a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustement in effect for calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

              For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

              If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                                  ADDENDUM TO

                                  ARTICLE III

                                 CONTRIBUTIONS


3.01/3.04     Employer Contributions and Allocation

Each Employer shall make an Employer contribution to the Trust Fund as soon as practical following the end of each Plan year for each Participant who:

       (a) had at least 1,000 Hours of service during the Plan year (regardless of whether the person is an Employee as of the last day of such Plan year), or

       (b) had less than 1,000 Hours of Service during the Plan year if such Participant retired from an Employer during the Plan year after attainment of age 55 and age plus years of service total at least 70.

The Employer contribution for the Plan year shall equal the sum of the Basic contribution and the Supplemental contribution for each Participant entitled to receive an Employer contribution as follows:

       (a)    Basic Contributions

              As a Basic contribution, the Employer shall contribute a percentage of the Participant's Compensation based on the Participant's age reached during the Plan year, subject to a minimum Basic contribution, as set forth in Appendix A.

              The Basic contribution set forth in Appendix A has been determined actuarially based on a career average defined benefit formula of 1.1% of Compensation earned during each Plan year using the unit credit funding method and the 1971 Male Group Annuity Mortality Table with ages set back 3 years for post retirement mortality and interest at 6% per annum compounded annually.

              The minimum Basic contribution is computed based on a minimum monthly benefit of $15.71 for the Plan year reduced proportionately for less than 2,000 "hours worked," where such term includes actual hours worked while a Participant in the Plan plus hours of pay for vacation, holidays, jury duty and bereavement absence.

                                                            Appendix A Continued

       (b)    Supplemental Contributions

              As a Supplemental contribution, the Employer shall contribute a percentage of the Participant's Compensation in excess of his Covered Compensation based on the Participant's age reached during the Plan year as set forth in Appendix B.

              The Supplemental contribution set forth in Appendix B has been determined actuarially based on a career average defined benefit formula of .65% of Compensation earned during each Plan year in excess of the Participant's Covered Compensation for such Plan year using the unit credit funding method and the 1971 Male Group Annuity Mortality Table with ages set back 3 years for post retirement mortality and interest at 6% per annum compounded annually.

              The term "Covered Compensation" means the average (without indexing) of the Social Security taxable wage bases for the 35 calendar years ending with the year a Participant attains Social Security retirement age (as defined in Code Section 415(b)(8), with the assumption that the taxable base in effect at the beginning of the Plan year will remain the same for all future years.

              Notwithstanding the foregoing, the Employer will not make a Supplemental contribution for a Participant for a Plan year if the Participant's years of participation hereunder as of the beginning of the Plan year is greater than 35 minus the number of full years of participation in this Plan and the defined benefit pension plans of the Predecessor Company.

              The Employer contribution for each Plan year following the Plan year in which the Participant's Normal Retirement Age occurs will equal the amount determined above reduced by the difference in the actuarial reserve for the benefits earned under the Plan at the end of the Plan year compared to the actuarial reserve for the benefits earned under the Plan at the beginning of the Plan year had the Plan been a defined benefit plan.

              Notwithstanding the foregoing, if the Forfeitures for a Plan year are not sufficient to provide for the amounts required (i) to be credited to the accounts of re-employed Participants for whom a restatement of prior Forfeitures is required pursuant to Section 5.3 hereof and (ii) to be credited to the Accounts of previous Participants pursuant to the unclaimed benefit provisions, the Company shall make a contribution to fund such deficiency

Contributions to be Tax Deductible

Employer contributions shall not be made in excess of the amount deductible under applicable Federal law nor or hereafter in effect limiting the allowable deduction for contributions target benefit plans. Such contributions to this Plan when taken together with all other contributions made by the

                                                            Appendix A Continued


Employer to other qualified retirement plans shall not exceed the maximum amount deductible under Section 404 of the Code.

Refunds to Employer

Once contributions are made to the Plan by the Employer on behalf of the Participants, they are not refundable to the Employer unless a contribution:

       (a)    was made by mistake of fact;

       (b) was made conditioned upon a favorable IRS determination letter and such a determination letter is not received;

       (c) was made conditioned upon the contribution being allowed as a deduction and such deduction was disallowed.

Any contribution made by the Employer in excess of the amount deductible or any contribution attributable to a good faith mistake of fact shall be refunded to the Employer. The amount which may be returned to the Employer is the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or the excess of the amount contributed over the amount deductible, as applicable. A contribution made by reason of a mistake of fact may be refunded only within one year following the date of payment. Any contribution to be refunded because it was not deductible under
Section 404 of the Code, as amended, may be refunded only within one year following the date the deduction was disallowed. Earnings attributable to any such excess contribution may not be withdrawn, but losses attributable thereto must reduce the amount to be returned. In no event may a refund be due which would cause the account balance of any Participant to be reduced to less than what the Participant's account balance would have been had the mistaken amount, or the amount determined to be nondeductible, not been contributed.

Reduction

Employees who were not Members of the Ivy Steel Products Corporation Pension Plan on December 31, 1989 will receive a portion of the regular Company Contribution as follows:

              1990                 1/3 portion
              1991                 2/3 portion
              1992 & after         Full amount

                                                            Appendix A Continued

                                                                      Appendix A

                              BASIC CONTRIBUTIONS

        Birthday in                Contribution as A %                 Minimum Contribution per
         Plan Year                   of Compensation               hour worked during the Plan Year*
        -----------                -------------------             ---------------------------------
            80th                               6.673%                           $ .57
             79                                6.960                              .59
             78                                7.248                              .62
             77                                7.535                              .65
             76                                7.819                              .67

             75                                8.104                              .69
             74                                8.392                              .72
             73                                8.685                              .74
             72                                8.984                              .77
             71                                9.286                              .80

             70                                9.589                              .82
             69                                9.892                              .85
             68                               10.195                              .87
             67                               10.496                              .90
             66                               10.793                              .93

             65                               11.084                              .95
             64                               10.457                              .90
             63                                9.865                              .85
             62                                9.306                              .80
             61                                8.780                              .75

             60                                8.283                              .71
             59                                7.814                              .67
             58                                7.372                              .63
             57                                6.954                              .60
             56                                6.561                              .56

             55                                6.189                              .53
             54                                5.839                              .50
             53                                5.508                              .47
             52                                5.197                              .45
             51                                4.902                              .42

                                                            Appendix A Continued

        Birthday in                Contribution as A %                 Minimum Contribution per
         Plan Year                   of Compensation               hour worked during the Plan Year*
        -----------                -------------------             ---------------------------------
             50                                4.625                               .40
             49                                4.363                               .37
             48                                4.115                               .35
             47                                3.883                               .33
             46                                3.663                               .31

             45                                3.456                               .30
             44                                3.260                               .28
             43                                3.076                               .26
             42                                2.902                               .25
             41                                2.738                               .23

             40                                2.583                               .22
             39                                2.436                               .21
             38                                2.298                               .20
             37                                2.168                               .19
             36                                2.046                               .18

             35                                1.930                               .17
             34                                1.821                               .16
             33                                1.718                               .15
             32                                1.620                               .14
             31                                1.529                               .13

             30                                1.442                               .12
             29                                1.360                               .12
             28                                1.283                               .11
             27                                1.211                               .10
             26                                1.142                               .10

             25                                1.078                               .09
             24                                1.017                               .09
             23                                 .959                               .08
             22                                 .905                               .08
             21                                 .854                               .07

                                                                      Appendix B

                           SUPPLEMENTAL CONTRIBUTIONS

                   Birthday in             Contribution as a %
                    Plan Year                of Compensation
                   -----------             -------------------
                      80th                       3.94%
                       79                        4.113
                       78                        4.283
                       77                        4.452
                       76                        4.621

                       75                        4.789
                       74                        4.959
                       73                        5.782
                       72                        5.309
                       71                        5.487

                       70                        5.666
                       69                        5.845
                       68                        6.024
                       67                        6.202
                       66                        6.377

                       65                        6.550
                       64                        6.179
                       63                        5.829
                       62                        5.499
                       61                        5.188

                       60                        4.894
                       59                        4.617
                       58                        4.355
                       57                        4.109
                       56                        3.877

                       55                        3.657
                       54                        3.450
                       53                        3.255
                       52                        3.071
                       51                        2.897

                       50                        2.733

                                                            Appendix B Continued

                   Birthday in             Contribution as a %
                    Plan Year                of Compensation
                   -----------             -------------------
                       49                       2.578
                       48                       2.432
                       47                       2.295
                       46                       2.165

                       45                       2.042
                       44                       1.927
                       43                       1.818
                       42                       1.715
                       41                       1.618

                       40                       1.526
                       39                       1.440
                       38                       1.358
                       37                       1.281
                       36                       1.209

                       35                       1.140
                       34                       1.076
                       33                       1.015
                       32                        .967
                       31                        .903

                       30                        .852
                       29                        .804
                       28                        .758
                       27                        .715
                       26                        .675

                       25                        .637
                       24                        .601
                       23                        .567
                       22                        .535
                       21                        .504

                               MMI PRODUCTS, INC.
                                  PENSION PLAN

                         Attachment to Demonstration 6


 I.      Rate Group 1 - Percentage of compensation                                                      2.33%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            26.35%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the            4.76%
         rate group

 IV.     II divided by III as a percentage                                                            553.45%


 I.      Rate Group 2 - Percentage of compensation                                                      2.17%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            35.84%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the            9.52%
         rate group

 IV.     II divided by III as a percentage                                                            376.29%


 I.      Rate Group 3 - Percentage of compensation                                                      2.09%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            41.01%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           14.29%
         rate group

 IV.     II divided by III as a percentage                                                            287.07%


 I.      Rate Group 4 - Percentage of compensation                                                      2.06%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            44.21%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           19.05%
         rate group

 IV.     II divided by III as a percentage                                                            232.11%


 I.      Rate Group 5 - Percentage of compensation                                                      2.05%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            44.46%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           23.81%
         rate group

 IV.     II divided by III as a percentage                                                            186.72%


 I.      Rate Group 6 - Percentage of compensation                                                      2.04%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            44.46%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           28.57%
         rate group

 IV.     II divided by III as a percentage                                                            155.60%


 I.      Rate Group 7 - Percentage of compensation                                                      1.98%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            49.63%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           33.33%
         rate group
 IV.     II divided by III as a percentage                                                            148.89%

 I.      Rate Group 8 - Percentage of compensation                                                      1.97%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            51.11%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           38.10%
         rate group

 IV.     II divided by III as a percentage                                                            134.16%


 I.      Rate Group 9 - Percentage of compensation                                                      1.96%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            51.11%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           42.86%
         rate group

 IV.     II divided by III as a percentage                                                            119.25%


 I.      Rate Group 10 - Percentage of compensation                                                     1.95%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            51.35%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           47.62%
         rate group

 IV.     II divided by III as a percentage                                                            107.84%


 I.      Rate Group 11 - Percentage of compensation                                                     1.94%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            53.20%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           52.38%
         rate group

 IV.     II divided by III as a percentage                                                            101.57%


 I.      Rate Group 12 - Percentage of compensation                                                     1.93%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            53.33%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           57.14%
         rate group

 IV.     II divided by III as a percentage                                                             93.32%


 I.      Rate Group 13 - Percentage of compensation                                                     1.86%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            58.25%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           61.90%
         rate group

 IV.     II divided by III as a percentage                                                             94.10%


 I.      Rate Group 14 - Percentage of compensation                                                     1.83%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            58.74%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           66.67%
         rate group

 IV.     II divided by III as a percentage                                                             88.12%


 I.      Rate Group 15 - Percentage of compensation                                                     1.75%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            63.55%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           71.43%
         rate group

 IV.     II divided by III as a percentage                                                             88.97%


 I.      Rate Group 16 - Percentage of compensation                                                     1.72%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            65.89%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           76.19%
         rate group

 IV.     II divided by III as a percentage                                                             86.48%


 I.      Rate Group 17 - Percentage of compensation                                                     1.63%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            71.06%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           80.95%
         rate group

 IV.     II divided by III as a percentage                                                             87.78%


 I.      Rate Group 18 - Percentage of compensation                                                     1.63%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            71.06%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           85.71%
         rate group

 IV.     II divided by III as a percentage                                                             82.90%


 I.      Rate Group 19 - Percentage of compensation                                                     1.59%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            72.29%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           90.48%
         rate group
 IV.     II divided by III as a percentage                                                             79.90%


 I.      Rate Group 20 - Percentage of compensation                                                     1.54%

 II.     Percentage of nonexcludible nonhighly compensated employees who benefited from the            74.75%
         rate group

 III.    The percentage of nonexcludible highly compensated employees who benefited from the           95.24%
         rate group

 IV.     II divided by III as a percentage                                                             78.49%

                                  AMENDMENT #1


The MMI Products, Inc. Pension Plan is hereby amended by substituting Article III and Appendices A and B, copies of which are attached, for original Article III and Appendices A and B, effective January 1, 1995.

Article 1.29 is hereby amended effective March 31, 1995 as attached.


                                                  MMI PRODUCTS, INC.



                                                  /s/  Julius S. Burns
                                                  ------------------------------
                                                  Julius S. Burns, President

                                  ADDENDUM TO

                                  ARTICLE III

                                 CONTRIBUTIONS

3.01/3.04     Employer Contributions and Allocation

Each Employer shall make an Employer contribution to the Trust Fund as soon as practical following the end of each Plan year for each Participant who:

       (a) had at least 1,000 Hours of Service during the Plan year (regardless of whether the person is an Employee as of the last day of such Plan year), or

       (b) had less than 1,000 Hours of Service during the Plan year if such Participant retired from an Employer during the Plan year after attainment of age 55 and age plus years of service total at least 70.

The Employer contribution for the Plan year shall equal the sum of the Basic contribution and the Supplemental contribution for each Participant entitled to receive an Employer contribution as follows:

       (a)    Basic Contributions

              As a Basic contribution, the Employer shall contribute a percentage of the Participant's Compensation based on the Participant's age reached during the Plan year, subject to a minimum Basic contribution, as set forth in Appendix A.

              The Basic contribution set forth in Appendix A has been determined actuarially based on a career average defined benefit formula of 1.1% of Compensation earned during each Plan year using the unit credit funding method and the 1971 Male Group Annuity Mortality Table with ages set back 3 years for post retirement mortality and interest at 6% per annum compounded annually. Pre-Retirement discount is at 8% interest only.

              The minimum Basic contribution is computed based on a minimum monthly benefit of $15.71 for the Plan year reduced proportionately for less than 2,000 "hours worked," where such term includes actual hours worked while a Participant in the Plan plus hours of pay for vacation, holidays, jury duty and bereavement absence.

       (b)    Supplemental Contributions

              As a Supplemental contribution, the Employer shall contribute a percentage of the Participant's Compensation in excess of his Covered Compensation based on the Participant's age reached during the Plan year as set forth in Appendix B.

              The Supplemental contribution set forth in Appendix B has been determined actuarially based on a career average defined benefit formula of .65% of Compensation earned during each Plan year in excess of the Participant's Covered Compensation for such Plan year using the unit credit funding method and the 1971 Male Group Annuity Mortality Table with ages set back 3 years for post retirement mortality and interest at 6% per annum compounded annually.

              The term "Covered Compensation" means the average (without indexing) of the Social Security taxable wage bases for the 35 calendar years ending with the year a Participant attains social security retirement age (as defined in Code Section 415(b)(8), with the assumption that the taxable base in effect at the beginning of the Plan year will remain the same for all future years.

              Notwithstanding the foregoing, the Employer will not make a Supplemental contribution for a Participant for a Plan year if the Participant's years of participation hereunder as of the beginning of the Plan year is greater than 35 minus the number of full years of participation in this Plan and the defined benefit pension plans of the Predecessor Company.

The Employer contribution for each Plan year following the Plan year in which the Participant's Normal Retirement Age occurs will equal the amount determined above reduced by the difference in the actuarial reserve for the benefits earned under the Plan at the end of the Plan year compared to the actuarial reserve for the benefits earned under the Plan at the beginning of the Plan year had the Plan been a defined benefit plan.

Notwithstanding the foregoing, if the Forfeitures for a Plan year are not sufficient to provide for the amounts required (i) to be credited to the accounts of re-employed Participants for whom a restatement of prior Forfeitures is required pursuant to Section 5.3 hereof and (ii) to be credited to the Accounts of previous Participants pursuant to the unclaimed benefit provisions, the Company shall make a contribution to fund such deficiency.

Contributions to be Tax Deductible

Employer contributions shall not be made in excess of the amount deductible under applicable Federal law nor or hereafter in effect limiting the allowable deduction for contributions to target benefit plans. Such contributions to this Plan when taken together with all other contributions made by the Employer to other qualified retirement plans shall not exceed the maximum amount deductible under Section 404 of the Code.

Refunds to Employer

Once contributions are made to the Plan by the Employer on behalf of the Participants, they are not refundable to the Employer unless a contribution:

       (a)    was made by mistake of fact;

       (b) was made conditioned upon a favorable IRS determination letter and such a determination letter is not received;

       (c) was made conditioned upon the contribution being allowed as a deduction and such deduction was disallowed.

Any contribution made by the Employer in excess of the amount deductible or any contribution attributable to a good faith mistake of fact shall be refunded to the Employer. The amount which may be returned to the Employer is the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or the excess of the amount contributed over the amount deductible, as applicable. A contribution made by reason of a mistake of fact may be refunded only within one year following the date of payment. Any contribution to be refunded because it was not deductible under
Section 404 of the Code, as amended, may be refunded only within one year following the date the deduction was disallowed. Earnings attributable to any such excess contribution may not be withdrawn, but losses attributable thereto must reduce the amount to be returned. In no event may a refund be due which would cause the account balance of any Participant to be reduced to less than what the Participant's account balance would have been had the mistaken amount, or the amount determined to be nondeductible, not been contributed.

Reduction

Employees who were not Members of the Ivy Steel Products Corporation Pension Plan on December 31, 1989 will receive a portion of the regular Company Contribution as follows:

              1990                 1/3 portion
              1991                 2/3 portion
              1992 & after         Full amount

                                   APPENDIX A
                              BASIC CONTRIBUTIONS


      Birthday in           Contribution as a %                Minimum Contribution per
       Plan Year              of Compensation              hour worked during the Plan Year*
      -----------           -------------------            ---------------------------------
          70                         16.286                             0.82
          69                         15.080                             0.85
          68                         13.963                             0.87
          67                         12.928                             0.90
          66                         11.971                             0.93
          65                         11.084                             0.95
          64                         10.263                             0.90
          63                          9.503                             0.85
          62                          8.799                             0.80
          61                          8.147                             0.75
          60                          7.544                             0.71
          59                          6.985                             0.67
          58                          6.467                             0.63
          57                          5.988                             0.60
          56                          5.545                             0.56
          55                          5.134                             0.53
          54                          4.754                             0.50
          53                          4.402                             0.47
          52                          4.076                             0.45
          51                          3.774                             0.42
          50                          3.494                             0.40
          49                          3.235                             0.37
          48                          2.996                             0.35
          47                          2.774                             0.33
          46                          2.568                             0.31
          45                          2.378                             0.30
          44                          2.202                             0.28
          43                          2.039                             0.26
          42                          1.888                             0.25
          41                          1.748                             0.23
          40                          1.618                             0.22
          39                          1.499                             0.21
          38                          1.388                             0.20
          37                          1.285                             0.19
          36                          1.190                             0.18
          35                          1.101                             0.17
          34                          1.020                             0.16

      Birthday in           Contribution as a %                Minimum Contribution per
       Plan Year              of Compensation              hour worked during the Plan Year*
      -----------           -------------------            ---------------------------------
          33                          0.944                            0.15
          32                          0.874                            0.14
          31                          0.810                            0.13
          30                          0.750                            0.12
          29                          0.694                            0.12
          28                          0.643                            0.11
          27                          0.595                            0.10
          26                          0.551                            0.10
          25                          0.510                            0.09
          24                          0.472                            0.09
          23                          0.437                            0.08
          22                          0.405                            0.08
          21                          0.375                            0.07

                                   APPENDIX B
                           SUPPLEMENTAL CONTRIBUTIONS

                        Birthday in             Contribution as a %
                         Plan Year                of Compensation
                        -----------             -------------------
                             70                        9.624
                             69                        8.911
                             68                        8.251
                             67                        7.640
                             66                        7.074
                             65                        6.550
                             64                        6.065
                             63                        5.616
                             62                        5.200
                             61                        4.814
                             60                        4.458
                             59                        4.128
                             58                        3.822
                             57                        3.539
                             56                        3.277
                             55                        3.034
                             54                        2.809
                             53                        2.601
                             52                        2.408
                             51                        2.230
                             50                        2.065
                             49                        1.912
                             48                        1.770
                             47                        1.639
                             46                        1.518
                             45                        1.405
                             44                        1.301
                             43                        1.205
                             42                        1.116
                             41                        1.033
                             40                        0.956
                             39                        0.886
                             38                        0.820
                             37                        0.759
                             36                        0.703
                             35                        0.651
                             34                        0.603
                             33                        0.558

                     Birthday in             Contribution as a %
                      Plan Year                of Compensation
                     -----------             -------------------
                          32                      0.517
                          31                      0.478
                          30                      0.443
                          29                      0.410
                          28                      0.380
                          27                      0.352
                          26                      0.326
                          25                      0.302
                          24                      0.279
                          23                      0.258
                          22                      0.239
                          21                      0.222

       MMI Products, Inc.  Pension Plan
       Additional Predecessor Employers


       1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.29 of the Plan, the Plan credits Service with the following predecessor employer(s): Semmerling Fence & Supply, Inc. and Pioneer Fence & Supply, Inc. Service with the designated predecessor employer(s) applies: (Choose at least one of (a) or (b); (c) is available only in addition to (a) or (b))

[  ]   (a)    For purposes of participation under Article II.
[X]    (b)    For purposes of vesting under Article V.
[  ]   (c)    Except the following Service:___________________________________.

                               AMENDMENT NO. TWO
                                     TO THE
                        MMI PRODUCTS, INC. PENSION PLAN


         The MMI Products, Inc. Pension Plan is hereby amended, effective as of July 31, 1996, with regard to the Sivaco/National Wire Group of Atlantic Steel Industries, Inc., as of October 14, 1996, with regard to Gateway Construction Company, Inc., and as of November 1, 1996, with regard to DSM Corporation d/b/a Florida Wire Products, by the addition of certain predecessor employers under
Section 1.29 of the Adoption Agreement, and by the addition of immediate participation for certain employees under subsection (j) of the EFFECTIVE DATE ADDENDUM, each to read as follows:

                                     FIRST

         1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.29 of the Plan, the Plan credits Service with the following predecessor employers: Sivaco/National Wire Group of Atlantic Steel Industries, Inc., DSM Corporation d/b/a Florida Wire Products and Gateway Construction Company, Inc. Service with the designated predecessor employer(s) applies: (Choose at least one of (a) or (b); (c) is available only in addition to (a) or (b))

[ x ]   (a)    For purposes of participation under Article II.

[ x ]   (b)    For purposes of vesting under Article V.

[   ]   (c)    Except the following Service:


                                     SECOND

[ x ]   (j)    (Specify) A special entry date shall be established, as of
               July 31, 1996, for employees previously employed, immediately preceding such date, by the Sivaco/National Wire Group of Atlantic Steel Industries, Inc., and as of November 1, 1996, for employees previously employed, immediately preceding such date, by DSM Corporation d/b/a Florida Wire Products, who have satisfied the eligibility requirement of the MMI Products, Inc.
               Pension Plan based on such previous employment.

         IN WITNESS WHEREOF, the Company has caused this Amendment No. Two to be duly executed by its duly authorized officer this 31st day of December, 1996.


                                        MMI PRODUCTS, INC.



                                        By:  /s/ Robert N. Tenczar
                                             ---------------------------------
                                        Its: Vice President